1933 Act File No. 333-[ ] 1940 Act File No. 811-22948

As filed with the U.S. Securities and Exchange Commission on March 14, 2014

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☐  Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐  Amendment No.

GLOBAL MARINE TRANSPORT CAPITAL LIMITED
(Exact Name of Registrant as Specified in Charter)

100 Wall St, 11th Floor
New York, NY 10005
(Address of Principal Executive Offices)

(212) 701-4500
(Registrant’s Telephone Number, including Area Code)

Steven A. Baffico
100 Wall St., 11th Floor
New York, NY 10005
(Name and Address of Agent for Service)

Copies of Communications to:

Stephen H. Bier
Allison M. Fumai
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1) (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.001 par value per share	40,000	$25.00	$1,000,000	$128.80

(1)         Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)         Includes shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED [•], 2014

PROSPECTUS

[•] Shares
Global Marine Transport Capital Limited
Common Shares
$[•] per Share

Global Marine Transport Capital Limited (the “Company”) seeks to create a portfolio of investments focused primarily on U.S. dollar-denominated, senior secured, first-lien loans made to owners/operators of privately-held shipping companies, serving the global shipping industry.  The Company intends to primarily focus on financing vessels between 8-15 years old that are primarily owned by independent, middle market private shipping companies.  The Company believes that financing vessels across these vintages provides superior relative value versus financing new or younger vessels or more mature vessels; however, the Company may also provide financing to both newer or younger vessels and more mature vessels. Given the broad departure of traditional lenders from this market since 2008 due to capital constraints, regulatory changes and other factors, the Company believes that there is a current funding gap in the middle market, leaving private fleet operators underserved and the Company well positioned to take advantage of this imbalance given the management team’s extensive lending experience, unique proprietary relationships with operators and market participants in the shipping industry and the limited number of qualified capital providers.

The Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to purchase equity participations in vessels with stable income streams provided by fixed employment contracts or in cases where the opportunity exists to purchase a vessel at a below-market purchase price. Generally, where the Company purchases an equity participation in a vessel, it will do so by purchasing an equity interest in a special purpose vehicle (“SPV”) which owns the individual vessel. The Company will seek to finance its investments primarily with the proceeds of this equity offering and potentially future equity offerings.

The Company’s primary investment objective is to generate current income. The Company’s secondary investment objective, to a lesser extent, is to seek capital appreciation consistent with the Company’s primary objective.  There can be no guarantee that the Company will achieve its investment objectives or that its investment strategy will be successful.

(continued on following page)

No Prior History. Because the Company is newly organized, its common shares of beneficial interest (the “Common Stock”) have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. The returns earned by holders of the Common Stock (“Common Stockholders”) who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of this public offering.

The Company intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “GMTL.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Company. An investment in the Company is not appropriate for all investors, and the Company is not intended to be a complete investment program. Investments in the Company’s Common Stock involves risks, including risks relating to the Company’s lending and mortgage origination activity. Before buying any Common Stock, you should read the discussion of the principal risks of investing in the Company, which are summarized in “Risk Factors” beginning on page [•] of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total (1)
Public Offering Price	$	[•]	$	[•]
Sales Load	$	[•]	$	[•]
Proceeds, After Expenses, to the Company (2)	$	[•]	$	[•]

(notes on following page)

The date of this prospectus is [•], 2014.

The underwriters expect to deliver the Common Stock to purchasers on or about [•], 2014.

(notes from previous page)

(1)                                 The Company has granted the underwriters an option to purchase up to [•] additional shares of Common Stock at the Public Offering Price less the sales load within [45] days of the date of this prospectus, solely to cover over-allotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load and Proceeds, After Expenses, to the Company, will be $[•], $[•] and $[•], respectively. See “Underwriting.”

(2)                                 The Company will pay the Company’s (i) organizational expenses and (ii) the offering expenses (other than the sales load) not to exceed 1.5% of the gross offering proceeds. Any offering expenses (other than the sales load) in excess of 1.5% of the gross offering proceeds will be paid by FWCA or its affiliates. The aggregate offering expenses (other than the sales load) to be borne by the Company and indirectly its Common Stockholders are estimated to be $[•] (or approximately $[•] per share of Common Share).

(continued from cover page)

Four Wood Capital Advisors, LLC (“FWCA”), an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”), and its affiliates will be responsible for the day-to-day management of the Company’s portfolio investments. FWCA is a registered investment adviser firm, and as of December 31, 2013 had approximately $190 million in assets under management. See “Management of the Company—The Adviser.” FWCP and its subsidiaries are a leading asset management firm.

The Company is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Company may seek to increase total return by utilizing leverage in an amount up to 33 1/3% of the Company’s Managed Assets (as defined below). Initially, the Company expects to enter into a credit facility to obtain leverage in an amount equal to approximately [•]% of the Company’s Managed Assets immediately after giving effect to the borrowing. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions.

The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on FWCA’s and its affiliates’ assessment of market conditions and the investment environment. The Company’s leverage strategy may not be successful. The Company’s use of leverage is subject to risks and will cause the Company’s NAV to be more volatile than if leverage was not used. For example, adverse changes in credit spreads, default rates and recovery rates, or a rise in short-term interest rates, which currently are near historically low levels, may cause the Company’s NAV to decline more than if the Company had not used leverage. A reduction in the Company’s NAV may cause a reduction in the market price of its Common Stock. There can be no assurance that the Company will borrow in order to leverage its assets or, if it does borrow, what percentage of the Company’s assets such borrowings will represent.

“Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

This prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Stock of the Company.

Please read and retain this prospectus for future reference. A Statement of Additional Information, dated [•], 2014 (the “SAI”), and other materials containing additional information about the Company have been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page [•] of this prospectus, and other information filed with the SEC, by calling (202) 551-8090 (toll-free), from the SEC’s website (www.sec.gov), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Company will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Company’s SAI electronically, please visit the Company’s web site ([•]) or call [•] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Company.

The Common Stock does not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

PRINCIPAL RISKS OF INVESTING IN THE COMPANY	12

SUMMARY OF COMPANY EXPENSES	26

THE COMPANY	28

USE OF PROCEEDS	29

INVESTMENT OBJECTIVES AND STRATEGY	30

RISK FACTORS	46

MANAGEMENT OF THE COMPANY	64

DETERMINATION OF NET ASSET VALUE	69

DISTRIBUTION POLICY	71

DIVIDEND REINVESTMENT PLAN	72

U.S. FEDERAL INCOME TAX MATTERS	73

DESCRIPTION OF CAPITAL STRUCTURE	79

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	82

UNDERWRITING	84

CONFLICTS OF INTEREST	87

LEGAL MATTERS	88

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88

ADDITIONAL INFORMATION	88

GLOSSARY OF SHIPPING TERMS	89

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	92

You should rely only on the information contained or incorporated by reference in this prospectus. The Company has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Company’s business, financial condition and results of operations may have changed since the date of this prospectus. The Company will notify Common Stockholders and prospective investors promptly of any material change to this prospectus during the period the Company is required to deliver this prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Stock. You should review the more detailed information elsewhere in this prospectus, dated [•], 2014 and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Company.

The Company

Global Marine Transport Capital Limited (the “Company”) seeks to create a portfolio of investments focused primarily on U.S. dollar-denominated, senior secured, first-lien loans made to owners/operators of privately-held shipping companies, serving the global shipping industry.  The Company intends to primarily focus on financing vessels between 8-15 years old that are primarily owned by independent, middle market private shipping companies.  The Company believes that financing vessels across these vintages provides superior relative value versus financing new or younger vessels or more mature vessels; however, the Company may also provide financing to both newer or younger vessels and more mature vessels.

The Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to purchase equity participations in vessels with stable income streams provided by fixed employment contracts or in cases where the opportunity exists to purchase a vessel at a below-market purchase price. Generally, where the Company purchases an equity participation in a vessel, it will do so by purchasing an equity interest in a special purpose vehicle (“SPV”) which owns the individual vessel.

The Company will seek to finance its investments primarily with the proceeds of this equity offering and potentially future equity offerings.

The Offering

The Company is offering [•] common shares of beneficial interest, par value $[•] per share (the “Common Stock”), through a group of underwriters (the “Underwriters”) led by [•], [•], [•] and [•]. The Underwriters have been granted an option by the Company to purchase up to [•] additional shares of Common Stock solely to cover over-allotments, if any. The initial public offering price is $[•] per share. The minimum purchase in this offering is 100 shares of Common Stock. See “Underwriting.” The Company will pay the Company’s (i) organizational expenses and (ii) the offering expenses (other than the sales load) not to exceed 1.5% of the gross offering proceeds. Any offering expenses (other than the sales load) in excess of 1.5% of the gross offering proceeds will be paid by FWCA or its affiliates. The aggregate offering expenses (other than the sales load) to be borne by the Company and indirectly its Common Stockholders are estimated to be $[•] (or approximately $[•] per share of Common Stock).

Purpose of the Offering

Given the broad departure of traditional lenders from this market since 2008 due to capital constraints, regulatory changes and other factors, the Company believes that there is a current funding gap in the middle market, leaving private fleet operators underserved and the Company well positioned to take advantage of this imbalance given the management team’s extensive lending experience, unique proprietary relationships with operators and market participants in the shipping industry and the limited number of qualified capital providers.

Investment Objectives and Strategy

The Company’s primary investment objective is to generate current income. The Company’s secondary investment objective, to a lesser extent, is to seek capital appreciation consistent with the Company’s primary objective.  There can be no guarantee that the Company will achieve its investment objectives or that its investment strategy will be successful.

The Company seeks to achieve its investment objectives by investing principally in the private segment of the global shipping industry. The Company expects to create a portfolio of investments focused on the private segment of the global shipping industry primarily through U.S. dollar-denominated, senior secured, first-lien lending and mortgage origination activity to private fleet owners/operators, with an emphasis on vessels between 8-15 years old. The Company believes that financing vessels across these vintages provides superior relative value versus financing new or younger vessels or more mature vessels; however, the Company may provide financing to both newer or younger vessels and more mature vessels. The Company will focus on lending to finance vessels owned by independent, middle market private companies. Middle market shipping companies generally include those with fleet sizes of 2 to 20 vessels. The senior secured loans that the Company will originate will not be rated by a rating agency and may be the equivalent of a below investment grade investments (often referred to as “junk”).

The Company’s investment objectives are non-fundamental and may be changed without shareholder approval.

Investments in the Common Stock involves risks, and before buying any Common Stock, you should read the discussion of the principal risks of investing in the Company, which are summarized in “Risk Factors” beginning on page [•] of this prospectus.

The Company may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Company may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. To the extent that the Company invests defensively, it likely will not achieve its investment objectives. See “Investment Objectives and Strategy—Portfolio Composition—Short-Term and Medium-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period” and “Risk Factors—Derivative Transactions Risk.”

The Company’s net asset value (“NAV”) and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in loan prices, interest rates, credit spreads, default rates, recovery rates and the timing and success of the Company’s investment strategy. An investment in the Company may not be appropriate for all investors. There is no guarantee that the Company will achieve its investment objectives.

Investment Adviser

FWCA and its affiliates (together with FWCA, the “Adviser”) are responsible for overseeing the management of the Company, including its day-to-day business operations and managing the Company’s investments. FWCA is a registered investment adviser firm, and as of December 31, 2013 had approximately $190 million in assets under management.

The Adviser’s management team has a strong operating track record, domain expertise and practical experience across both the global shipping industry and the public securities markets. The Adviser’s management team has 132 years of combined experience in the shipping industry across vessel management, financing and investment banking at traditional lenders to the shipping industry. The management team has been responsible for the origination, underwriting and banking of over 500 maritime transport transactions with an aggregate transaction value of approximately $3 billion throughout their careers. Their collective work straddles both private and public sector deal experience with underwriting and managing shipping loans and other credit instruments.

The Adviser’s management team has also been involved in the commercial and technical aspects of fleet management, overseeing approximately 50 vessels with an aggregate value of more than $300 million. The Company intends to capitalize on the Adviser’s proprietary network of industry relationships, which is expected to offer an origination pipeline for senior secured, first-lien middle market shipping transactions.

U.S. Dollar-Denominated Industry

Transactions in the international shipping industry are largely U.S. dollar-denominated. Most commercial vessels are sold and purchased in U.S. dollars, nearly all freight and other income is paid in U.S. dollars and almost all operating expenses are invoiced in U.S. dollars. Most loans — including those to be made by the Company — will be denominated in U.S. dollars. Insurance coverage is also typically denominated in U.S. dollars and claims are typically paid in U.S. dollars.

Private Middle Market Shipping Focus

With the departure of most traditional large bank lenders from the global shipping industry due to increased financial constraints and recent regulatory developments, the Company believes a substantial funding gap currently exists which the Company will seek to take advantage of.  In the last few years, a number of new market participants have recognized this opportunity and made dedicated debt and equity investments in the shipping industry, mostly at the top tier of the market.  However, approximately 56% of the world’s tonnage is still owned by independent middle market private companies, which are now experiencing decreased access to financing from traditional bank lenders. Since 2011, the United States has increased its presence in the shipping financing industry; and in 2013, the United States was the single largest nation to invest in the shipping industry, the majority through private equity funds.

Market Opportunity

The Company believes that the private middle market segment of the global shipping industry is attractive due to the strong demand for shipping financing and the financial constraints on traditional lenders to provide debt capital to this segment of the shipping industry.

Additionally, the Company believes that the environment for investing in the private segment of the global shipping industry is attractive for the following reasons:

•                                          While demand for shipping financing generally remains strong, the supply of financing has been constrained due to limitations on the ability of traditional lenders, like banks, to provide financing to this segment of the shipping industry;

•                                          There is currently a significantly limited pool of active lenders providing financing to the private middle market segment of the global shipping industry, which has created a large funding gap in shipping finance;

•                                          Providing senior secured, first-lien financing primarily for vessels that are 8-15 years old has the potential to provide a relative value over investing in newer or young vessels or more mature vessels; and

•                                          The global shipping fleet is expected to increase significantly over the next 10 years, thereby creating an increased need for financing.

The Company will consider providing financing to owners of vessels worldwide with particular emphasis in the Mediterranean area, but it expects to initially focus on Greece. Greece is currently the largest shipping market in the world, with Greek ship owners, including over 750 private fleet owners/operators, controlling approximately 15% of the global fleet.

Competitive Advantages

The Company believes that its exclusive focus on the middle market private segment of the global shipping industry provides it with a significant competitive advantage relative to non-specialized lenders.

•                                          Proprietary Relationships and Unique Access.  The global shipping industry has traditionally had high barriers to entry and has been difficult to access by outsiders, given its closed-nature and family-owned structure among most of the private fleet owners/operators. The Company believes that it is well-positioned within this industry given that the management team is resident in Greece, has a strong network of proprietary relationships with fleet owners/operators and their families and strong lending history to these participants at predecessor firms.  Therein, the Company aims to provide Common Stockholders direct access to these traditionally inaccessible owner-operators.

•                                          Access to Deal Flow. In order to execute the principal investment strategy, the Company will rely on the Adviser’s strong reputation and deep relationships with underwriters, sponsors, fleet owners/operators and various other relationships in the shipping industry.

•                                         Experienced Management Team. The Adviser’s management team has 132 years of combined experience in the shipping industry across vessel management, financing and investment banking at traditional lenders to the shipping industry. The management team has been responsible for the origination, underwriting and banking of over 500 maritime transport transactions with an aggregate transaction value of approximately $3 billion. Their collective work straddles both private and public sector deal experience with underwriting and managing shipping loans and other credit instruments. The management team has also been involved in the commercial and technical aspects of fleet management, overseeing approximately 50 vessels with an aggregate value of more than $300 million. The Company intends to capitalize on the Adviser’s proprietary network of industry relationships, which is expected to offer an origination pipeline for senior secured, first-lien middle market shipping transactions.

•                                          Specialized/Proprietary Systems. The Adviser’s management team has a proprietary interactive shipping cash flow program which enables the Adviser to examine the prospective performance of a proposed vessel under various market conditions and to monitor a vessel’s performance once a loan has been made.

•                                          Proactive Loan Surveillance and Intervention.  Using the proprietary cash flow program and other risk analysis tools of the Adviser’s management team, the Company will closely monitor a borrower’s compliance with the terms and repayment provisions of its loan agreement. The proprietary cash flow program will assist the Adviser in tracking the borrower’s cash flow targets and measuring its performance against those targets. Statements of the bank accounts of the borrower will be available to the Adviser, and this will enable the Adviser to monitor operations over such accounts, to ensure that charter hires are received, and to assess, on an ongoing basis, that the operational expenses of the vessel accord to estimates in the cash flow, and are within those of operators of similar vessels. Any variance will be investigated by the Adviser with the borrower, and appropriate action will be taken, if required. All payments into retention accounts and repayments of installments and payments of interest will be closely monitored by the Adviser, and appropriate action taken where there is any failure on the part of a borrower to make a timely payment.  If any failure to make timely payments takes place, the Company may take formal legal action against the borrower for recovery of the debt, if it is believed by the Adviser that this is the most appropriate course of action. This proactive approach (where the borrower’s accounts are continually monitored and performance continuously measured), versus a more reactive approach, is an important element of risk management in the senior secured lending process of the Company and seeks to produce more consistent, predictive returns and lower potential default events. In addition, the Adviser expects to conduct frequent meetings with the fleet owners/operators, monitor freight markets and vessel performance and review the borrower’s audited and management accounts on a quarterly, semi-annual and annual basis.

•                                          Disciplined Investment Philosophy and Risk Management. The Adviser’s management team has substantial experience structuring investments that balance the needs of private fleet owners/operators with appropriate levels of risk control.

Targeted Investment Characteristics

The Company’s business strategy will seek to minimize borrower credit risk by using a disciplined underwriting process in providing capital to private fleet owners/operators. The Company will focus on investing in private fleet owners/operators that exhibit the following characteristics:

•                                          Experienced Owners/Operators. The Company will seek to identify private fleet owners/operators that have expertise in the industry and a track record of success over at least five years of continuous shipping activity. These fleet owners/operators must be known by the Adviser or be referred by a trusted source.

•                                          Stability of Earnings. The Company will seek to invest in private fleet owners/operators with the potential to generate stable cash flows over long periods of time due to predictable sources of revenues and predictable expenses.

•                                          Growth Opportunities. The Company will seek to invest in private fleet owners/operators focused on segments of the shipping industry which provide significant organic growth opportunities with access to markets where expansion opportunities are ample, enabling private fleet owners/operators to grow through acquisitions of further vessels.

•                                          Strong Competitive Position. The Company intends to focus on private fleet owners/operators that have developed expertise within their respective markets and that are well positioned to capitalize on growth opportunities because they demonstrate technical and operational capabilities that should help to protect and potentially expand their market position and profitability.

Initial Portfolio

The Company has entered into agreements contingent upon the closing of this offering to provide senior secured, first-lien loans to a number of middle market shipping companies (the “Initial Portfolio”).  The Company currently has [•] pre-arranged loans documented, with an average coupon of [•]% and an aggregate value of $[•]. The Adviser selected the Initial Portfolio because it believes that these investments are consistent with the Company’s investment objectives and because it will expedite the Company’s ability to deploy the proceeds of this offering.

The Company has entered into agreements to make loans to the private middle market fleet owners/operators listed below contingent upon the successful completion of this public offering.  Although the Company expects to make the loans listed below, there is a risk that the list of fleet owners/operators below may change at any time or that these loans will not be made.

World Seaborne Trade

Currently, seaborne transportation still accounts for approximately 90% of the movement of goods from one country to another. The physical nature of many goods involved in international trade dictates that other forms of transport are not economically, or physically viable. Due to weight restrictions, bulk cargoes such as coal, ores, grain and sugar cannot be transported effectively by air, road or rail. Certain vessels can carry more than 400,000 tons of cargo on a single voyage, which far exceeds the weight restrictions of air, road and rail transport. Even within countries, vessels are often used to carry goods from one port to another, before such goods reach the level where other forms of transportation can become effective. Additionally, countries with large coastlines or canal systems often utilize seaborne transportation to distribute goods from major ports to more minor ones. Liquid cargoes face similar logistical issues, with even more local distribution taking place by sea.

Vessel Categories

The Company will concentrate its investments in the following major sectors of the shipping market:

a)                       Dry Cargo — these are vessels which range in size from a carrying capacity, measured in deadweight tons (“DWT”) of 1,000 tons to 250,000 tons plus. They are used to transport dry goods of all types and bulk cargoes of commodities. The main dry cargo categories being:

•                  Capesize -    100,000 DWT plus

•                  Panamax  -    65 / 100,000 DWT

•                  Handymax* -  40 / 65,000 DWT

•                  Handysize -  15 / 40,000 DWT

*includes Supramax

Currently (through March 2014), there are approximately 10,000 vessels in the above categories with an aggregate carrying capacity of some approximately 729 million DWT. In addition, there are many thousands of smaller vessels, excluding barges, involved in coastal and river shipping. Within this category of vessels, the Company will focus on making loans to Panamax, Handymax and Handysize vessels.

b)        Tankers — these carry various types of liquid cargoes.  Within the tanker category of vessels, there are recognized size categories generally accepted as:

•                  Very Large Crude Carrier (“VLCC”) - 200 / 500,000 DWT

•                  Suezmax - 120 / 180,000 DWT

•                  Aframax-  80 / 120,000 DWT

•                  Panamax - 60 / 80,000 DWT

•                  Handysize *- 10 / 60,000 DWT

*Mainly Product Tankers, which are vessels that carry refined oil products.

Currently, there are approximately 13,000 vessels in the world tanker fleet with an aggregate carrying capacity of more than 520 million DWT. More than 5,800 of these are smaller than 10,000 DWT which are used to meet a requirement to transport smaller parcels of cargo such as refined products, chemicals, and foodstuffs, or to serve the bunkering trade. Within this category of vessels, the Company will focus on making loans to Suezmax, Aframax, Panamax and Handysize vessels.

c)         Containerships — these vessels come in a wide variety of sizes defined by capacity to carry a standard container known as a Ten-Foot Equivalent Unit “TEU.” Containerships typically range in size from 100 TEU to 18,000 TEU. A fleet of approximately 5,000 vessels has a total capacity of approximately 13 million TEUs. In addition to pure Containerships, many dry cargo vessels (known as ‘multipurpose’ ships) have the ability to transport containers. Currently (through March 2014), there are approximately 3,000 ships which would fall into this category adding a further 17 million TEU capacity. The larger container vessels operate at fast speeds on regular intercontinental routes, with distribution thereafter being undertaken by smaller ‘feeder’ sizes.

Dry Bulk Market

Freight prices can be very volatile and can impact the ability of borrowers to repay loans made by the Company.  Dry bulk freight rates are reflected each London business day in the Baltic Dry Index. As shown in the Baltic Dry Index graph below, on May 20, 2008 the Index reached a high of 11,793. Yet six months later on December 5, 2008 it had fallen 94% to 663 points, due principally to the global economic downturn that began in 2008.

By November 19, 2009, eleven months later, the market had recovered again to 4,661 points, but the delivery of newbuilding bulk carriers ordered during the unprecedented growth in the shipping industry from 2004 to 2008 deteriorated the supply/demand balance so that by February 3, 2012 the Index had reached a new low of 647 points. More recently, on March 7, 2014, the index stood at 1,543 points.

The Company believes that the fundamentals for the Dry Bulk Market present an attractive investment opportunity for the following reasons:

a)                       Currently, the bulk carrier newbuilding order book has diminished to approximately 19% of the global dry bulk fleet, from levels above 28% just over a year ago.

b)                         Approximately 40% of vessels on order do not get delivered, as orders are canceled, reneged on, changed to other vessel types, or delayed. In addition the newbuilding figures include several options that do not get exercised.

c)                        Deletions from the fleet (scrapping) are currently running at a rate of approximately 2.5% per annum and it is possible this will continue if high scrap steel prices continue.  In addition, approximately 23% of the handysize bulk carrier fleet is over 25 years of age.

The following graph shows the pricing in the Baltic Dry Index from January 2, 2004 to March 7, 2014.

Source: Bloomberg, Baltic Exchange

The Baltic Dry Index is a shipping and trade index created by the London-based Baltic Exchange that measures changes in the cost to transport raw materials such as metals, grains and coal by sea. The Baltic Exchange directly contacts shipping brokers to assess price levels for a given route, product to transport and time to delivery (speed).

The Baltic Dry Index is a composite of four sub-indexes that measure different sizes of Dry Bulk Carriers (merchant ships) - Capesize, Handysize, Supramax and Panamax. Multiple geographic routes are evaluated for each index to give depth to the index’s composite measurement.

Tanker Market

The following graph shows the pricing in the Baltic Clean and Dirty Tanker Index from January 2, 2004 to March 7, 2014.  As shown in the graph below, rates in both clean and dirty sectors fell substantially after the financial crisis of 2008 and have remained at relatively low levels compared to their 2004-2008 averages. The performance of both the clean and dirty tanker sectors since September 2008 has caused orders for new tanker construction to decline substantially and it is currently the most depressed of the three main shipping sectors. The Company expects to be active in both the clean and dirty tanker sectors.

Source: Bloomberg, Baltic Exchange

The Baltic Clean Tanker Index and the Baltic Dirty Tanker Index is made up of data points collected from the Baltic Exchange International Tanker Routes Index (“BITR”) which reports on 19 international oil routes and individual time charter equivalents (TCEs).

The Baltic Clean Tanker Index and the Baltic Exchange Tanker Index each report on 19 international oil routes.

Container Market

Currently, the container market, has the highest newbuilding order book of the three main shipping sectors in which the fund will focus, with approximately 22% of the world fleet on order. Freight rates in the container markets have also been at historically low levels over the past 3 years.

Generally, the container market is subject to different influences than the Dry Bulk and Tanker Markets, and is more directly affected by consumer demand. Several large companies with market capitalization several times that of the largest dry and tanker companies dominate the container market.

These large companies, have the financial resources to continuously undertake costly newbuilding programs which may impact the viability of smaller competitors.  The Company’s activities in this sector will consist of lending to smaller feeder operators seeking to buy vessels at attractive prices with the intention of chartering them to larger shipping companies.

Who May Want to Invest

The Company may be an appropriate investment for long-term investors seeking the potential for:

•                                          current income;

•                                          capital appreciation provided by an investment focused primarily on the private segment of the global shipping industry;

•                                          an investment company whose capital structure may be significantly leveraged; and

•                                          access to professional asset management by the Adviser.

Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Company. An investment in the Company is not appropriate for all investors, and the Company is not intended to be a complete investment program. The Company is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Company’s investments will be commensurate with the risk of investment in the Company, nor can the Company provide any assurance that enough appropriate investments that meet the Company’s investment criteria will be available. See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Company.

Use of Leverage by the Company

The Company may seek to increase total return by utilizing leverage in an amount up to 33 1/3% of Managed Assets (as defined below). Initially, the Company expects to enter into a credit facility to obtain leverage in an amount equal to approximately [•]% of Managed Assets immediately after giving effect to the borrowing. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, the Company may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the Company’s use of leverage of up to 33 1/3% of Managed Assets (at the time of borrowing). By leveraging its investment portfolio, the Company creates an opportunity for increased net income. However, the use of leverage also involves risks, which can be significant, and the Company’s leverage strategy may not be successful. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Company’s liability is fixed, greater volatility in the Company’s NAV and the market price of Common Stock and higher expenses. Because the fees paid to the Adviser are based upon a percentage of Managed Assets, these fees will be higher if the Company is leveraged, and the Adviser will have an incentive to leverage the Company. See “Risk Factors—Leverage Risk.”

“Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Fees and Expenses

The Company will pay the Adviser a monthly fee computed at the annual rate of 2.00% of the Company’s average daily Managed Assets. If the Company utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Company’s advisory fees and other expenses are paid only by the Common Stockholders, and not by the holders of preferred shares, if any, or by the holders of any other types of securities that the Company may issue. See “Use of Leverage by the Company.”

Common Stockholders will also directly or indirectly pay total annual expenses at [•]% of net assets attributable to Common Stock, as well as a sales load of [•]% and offering expenses of [•]% of the offering price of the Common Stock. A component of the total annual expenses is estimated for the first year of the Company’s operations. See “Summary of Company Expenses.”

Distributions

The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Common Stockholders. The Company also intends to make annual distributions of its “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). The Company expects its initial distribution will be declared approximately [45] to [60] days, and paid approximately [60] to [90] days, or after the completion of the first full fiscal quarter of the Company’s operations, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Company may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Stock. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Stockholders whether they are reinvested in shares of the Company or received in cash. Since not all investors can participate in the automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan. See “Dividend Reinvestment Plan.”

The 1940 Act currently limits the number of times the Company may distribute long-term capital gains in any tax year, which may increase the variability of the Company’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek the Board of Trustees’ (the “Board”) approval to implement a managed distribution plan for the Company. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”) granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Company to include long-term capital gains as a part of its regular distributions to Common

Stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). There can be no assurance that the SEC would grant the exemptive order. If the Company implements a managed distribution plan, it would do so without a vote of the Common Stockholders.

Dividend Reinvestment Plan

Unless the registered owner of Common Stock elects to receive cash by contacting [•] (the “Plan Agent”), all distributions of dividends and capital gains are automatically reinvested in Common Stock of the Company by the Plan Agent”. Every Common Stockholder holding at least one full share of Common Stock will be automatically enrolled in the Plan. Common Stockholders who receive distributions in the form of additional Common Stock will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Stockholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase Managed Assets on which an advisory fee is payable to the Adviser. Common Stockholders who intend to hold their Common Stock through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan” for more information, including how to withdraw from the Plan.

Closed-End Fund Structure

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. The Common Stock is designed primarily for long-term investors; you should not purchase Common Stock if you intend to sell it shortly after purchase. Common shares of closed-end funds frequently trade at prices lower than their NAV. The Company cannot predict whether the Common Stock will trade at, above or below NAV. The Company’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Company. In addition to NAV, the market price of the Common Stock may be affected by such factors as the Company’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that the Common Stock may trade at a discount from its NAV, and that any such discount may not be in the best interest of Common Stockholders, the Board, in consultation with the Adviser, may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Stock trading at a price equal to or close to NAV per Common Stock. An investment in the Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Listing

The Company intends to apply for listing on the New York Stock Exchange (the “NYSE”) under the ticker symbol “GMTL.”

Administrator, Accounting Agent, Custodian and Transfer Agent

The Company’s portfolio investments are held pursuant to a custodian agreement between the Company and [•] (“[•]”). Under the custodian agreement, [•] performs custody and foreign custody manager services. [•] also serves as the administrator and accounting agent to the Company under a Fund Administration and Accounting Agreement.

[•] serves as the Company’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as the Plan Agent.

U.S. Federal Income Tax Status

The Company intends to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. As a RIC, the Company generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Stockholders. To qualify as a RIC and maintain its RIC status, the Company must meet specific source-of-income and asset diversification requirements and distribute in respect of each of its taxable years an amount at least equal to the sum of 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any), determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest to its Common Stockholders. If, in any year, the Company fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Company could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”

PRINCIPAL RISKS OF INVESTING IN THE COMPANY

The following is a summary of certain principal risks. See “Risk Factors” on page [•] of this prospectus for a more complete discussion of the risks of investing in the Common Stock.

Dry Cargo Shipping Industry Risk. Adverse economic, political, social or other developments can decrease demand and prospects for growth in the shipping industry and thereby could reduce revenue significantly, which would affect the ability of a borrower to repay a loan made by the Company. The cyclical nature of the international dry cargo shipping industry may lead to fluctuations in charter rates, profitability and, consequently, vessel values. The Company anticipates that the future demand for dry cargo carriers and dry cargo charter rates will be dependent upon demand for imported commodities, economic growth in the emerging markets, including the Asia Pacific region, India, Brazil and Russia and the rest of the world, seasonal and regional changes in demand and changes to the capacity of the world fleet. In particular, the Asian Pacific economies and India have been the main driving force behind the current increase in seaborne dry cargo trade and the demand for dry cargo carriers. A negative change in economic conditions in any Asian Pacific country, but particularly in China, Japan or India, may reduce demand and resultant charter rates.

The demand for dry cargo vessels has generally been influenced by, among other factors:

•                  global and regional economic conditions;

•                  developments in international trade;

•                  changes in seaborne and other transportation patterns, such as port congestion and canal closures;

•                  weather and crop yields;

•                  armed conflicts and terrorist activities including piracy;

•                  political developments; and

•                  embargoes and strikes.

The supply of dry cargo vessel capacity has generally been influenced by, among other factors:

•                  the number of vessels that are in or out of service;

•                  the scrapping rate of older vessels;

•                  port and canal traffic and congestion;

•                  the number of newbuilding deliveries; and

•                  vessel casualties.

With a dry cargo carrier, the cargo itself and its interaction with the vessel can be an operational risk. By their nature, dry cargoes are often heavy, dense, easily shift, and react badly to water exposure. In addition, dry cargo carriers can be subjected to battering treatment during unloading operations with grabs, jackhammers (to pry encrusted cargoes out of the hold) and small bulldozers. This treatment may cause damage to the vessel. Vessels damaged due to battering treatment during unloading procedures may be more susceptible to structural damage to their hull. Hull breaches in dry cargo carriers may lead to the flooding of the vessels’ holds. If a dry cargo carrier suffers flooding in its holds, the bulk cargo may become so dense and waterlogged that its pressure may buckle the vessel’s bulkheads leading to the loss of the vessel.

Tanker Shipping Industry Risk. The tanker industry is both cyclical and volatile in terms of charter rates and profitability, which may affect the ability of a borrower to repay a loan made by the Company. The recent prolonged downturn in the tanker industry may continue and adversely affect the Company’s borrowers. Fluctuations in charter rates and tanker values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil, oil products and chemicals. The factors affecting the supply and demand for tankers are outside of a borrower’s control, and the nature, timing and degree of changes in industry conditions are unpredictable.

The factors that influence demand for tanker capacity include:

•                  supply of and demand for oil, oil products and chemicals;

•                  regional availability of refining capacity;

•                  global and regional economic and political conditions;

•                  the distance oil, oil products and chemicals are to be moved by sea;

•                  changes in seaborne and other transportation patterns;

•                  environmental and other legal and regulatory developments;

•                  currency exchange rates;

•                  weather;

•                  competition from alternative sources of energy; and

•                  international sanctions, embargoes, import and export restrictions, nationalizations and wars.

The factors that influence the supply of tanker capacity include:

•                  the number of newbuilding deliveries;

•                  the scrapping rate of older vessels;

•                  conversion of tankers to other uses;

•                  the price of steel and other raw materials;

•                  the number of vessels that are out of service; and

•                  environmental concerns and regulations.

The market values of tankers have generally experienced high volatility. The market prices for tankers declined significantly from historically high levels reached in early 2008 and remain at relatively low levels.

Container Shipping Industry Risk. The container shipping industry is cyclical and volatile and the recent global economic recession has resulted in decreased demand for container shipping, which may affect the ability of a borrower to repay a loan made by the Company.

The ocean-going shipping container industry is both cyclical and volatile in terms of charter hire rates and profitability. In the future, rates may decline from current levels. Fluctuations in charter rates result from changes in the supply and demand for ship capacity and changes in the supply and demand for the major products internationally transported by containerships. The factors affecting the supply and demand for containerships and supply and demand for products shipped in containers are outside of a borrower’s control, and the nature, timing and degree of changes in industry conditions are unpredictable.

The factors that influence demand for containership capacity include:

•                  supply and demand for products suitable for shipping in containers;

•                  changes in global production of products transported by containerships;

•                  the distance container cargo products are to be moved by sea;

•                  the globalization of manufacturing;

•                  global and regional economic and political conditions;

•                  developments in international trade;

•                  changes in seaborne and other transportation patterns, including changes in the distances over which container cargoes are transported;

•                  environmental and other regulatory developments;

•                  currency exchange rates; and

•                  weather.

The factors that influence the supply of containership capacity include:

•                  the number of newbuilding deliveries;

•                  the scrapping rate of older containerships;

•                  containership owner access to capital to finance the construction of newbuildings;

•                  the price of steel and other raw materials;

•                  changes in environmental and other regulations that may limit the useful life of containerships;

•                  the number of containerships that are sailing at reduced speed, or slow-steaming, to conserve fuel;

•                  the number of containerships that are out of service; and

•                  port congestion and canal closures.

The Company expects the market value of any type of vessel to fluctuate depending on general economic and market conditions affecting the shipping industry and prevailing charter hire rates, competition from other shipping companies and other modes of transportation, types, sizes and ages of vessels, applicable governmental regulations and the cost of newbuildings. A decrease in these values could also cause borrowers to breach certain covenants that are contained in their loan agreements with the Company. If the recoverable amounts of a borrower’s vessels further decline and they do breach such covenants and are unable to remedy the relevant breach, the Company could accelerate their debt and foreclose on vessels in their fleet. If the borrower does breach such covenants and is unable to remedy the breach, the Company could accelerate the borrower’s debt and foreclose on the vessels mortgaged to it.

Vessel Maintenance Risk. The risks and costs associated with vessels tend to increase as the vessels age. In some instances, charterers prefer newer vessels that are more fuel efficient than older vessels, which places the older vessels at a competitive disadvantage, especially in weaker markets. Cargo insurance rates also increase with the age of a vessel, making older vessels less desirable to charterers as well. Governmental regulations, safety or other equipment standards related to the age of the vessels and compliance with classification society standards and charter requirements or competition may require expenditures for alterations or the addition of new equipment to vessels and may restrict the type of activities in which these vessels may engage. In order to make such alterations or add such equipment, the vessels may need to be taken out of service, which will reduce the borrower’s revenues.

Vessels may suffer damage and may face unexpected dry-docking and repair costs, which could affect a borrower’s cash flow and financial condition and the ability of a borrower to repay its loan to the Company. Damaged vessels may need to be repaired at a dry-docking facility. The costs of dry-dock repairs are unpredictable and can be substantial, and may be increased depending on the geographical area. There are certain dry-docking and repair costs that insurance does not cover. The loss of earnings while these vessels are being repaired and repositioned, as well as the actual cost of these repairs, could decrease the borrower’s revenues and earnings substantially.

A failure to pass inspection by classification societies could result in a vessel being unemployable unless and until it passes inspection, resulting in a loss of revenues from the vessel for that period and a corresponding decrease in operating cash flows.

The hull and machinery of every commercial vessel must be classed by an international classification society authorized by its country of registry. The international classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the classification society and country of registry of the vessel and with the United Nations Safety of Life at Sea Convention.

A vessel must undergo an annual survey, an intermediate survey and a special survey. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. Every vessel is also required to be dry-docked every two to three years for inspection of the underwater parts of such vessel.

If any vessel fails any annual survey, intermediate survey or special survey, the vessel may be unable to trade between ports and, therefore, would be unemployable, potentially causing a negative impact on a borrower’s revenues due to the loss of revenues from such vessel until she is able to trade again.

Relationships with Owners/Operators Risk. The Company’s business model depends to a significant extent upon strong referral relationships, and the Adviser’s inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect the Company’s business. The Company seeks to employ a process for origination activity that involves a thorough, intensive and continuous screening and vetting process. If the Company does not identify suitable vessels for origination, the Company may not be able to grow its assets.

Insurance Risks. The operation of ocean-going vessels in international trade is inherently risky. All risks may not be adequately insured against, and any particular claim may not be paid. Any extended vessel off-hire, due to adverse weather, mechanical failure, collisions, hazardous substance spills, seizure or expropriation of vessels by governments, pirates, combatants or other and other events, could have a material adverse effect on a borrower’s business. Any claims covered by insurance would be subject to deductibles, and since it is possible that a large number of claims may be brought, the aggregate amount of these deductibles could be material.

Borrowers may be unable to procure adequate insurance coverage at commercially reasonable rates in the future. For example, more stringent environmental regulations have led in the past to increased costs for, and in the future may result in the lack of availability of, insurance against risks of environmental damage or pollution. A catastrophic oil spill or marine disaster could exceed a borrower’s insurance coverage, which could harm the borrower’s business, financial condition and operating results. Changes in the insurance markets attributable to terrorist attacks may also make certain types of insurance more difficult for a borrower to obtain. In addition, the insurance that may be available to a borrower may be significantly more expensive than its existing coverage. A borrower’s insurance policies also contain deductibles, limitations and exclusions which can result in significant increased overall costs to a borrower.

Piracy Risk. The shipping industry has historically been affected by acts of piracy in regions such as the South China Sea, the Indian ocean and the Gulf of Aden off the coast of Somalia. Although the frequency of sea piracy worldwide decreased during 2012 to its lowest level since 2009, sea piracy incidents continue to occur, particularly in the Gulf of Aden off the coast of Somalia and increasingly in the Gulf of Guinea off the west coast of Africa, with dry bulk vessels and tankers particularly vulnerable to such attacks. These piracy attacks resulted in regions being characterized by insurers as “war risk” zones as the Gulf of Aden temporarily was in May 2008 or Joint War Committee (JWC) “war and strikes” listed areas. Premiums payable for such insurance coverage could increase significantly and such insurance coverage may be more difficult to obtain. Crew costs, including those due to employing onboard security guards, could increase in such circumstances. In addition, while a borrower may believe the charterer remains liable for charter payments when a vessel is seized by pirates, the charterer may dispute this and withhold charter hire until the vessel is released. A charterer may also claim that a vessel seized by pirates was not “on-hire” for a certain number of days and it is therefore entitled to cancel the charter party, a claim that a borrower would dispute. A borrower may not be adequately insured to cover losses from these incidents, which could have a material adverse effect on it. In addition, detention hijacking as a result of an act of piracy against a borrower’s vessel, or an increase in cost, or unavailability of insurance for a borrower’s vessel, could have a material adverse impact on a borrower’s business, financial condition, results of operations and cash flows. Acts of piracy on ocean-going vessels have increased in frequency, which could adversely affect a borrower’s business and operations and its ability to repay its loan to the Company.

Contraband Risk. The smuggling of drugs or other contraband onto a borrower’s vessels may lead to governmental claims against it. Vessels will call in ports where smugglers may attempt to hide drugs and other contraband on vessels, with or without the knowledge of crew members. To the extent a borrower’s vessels are found with contraband, whether inside or attached to the hull of a borrower’s vessel and whether with or without the knowledge of any of its crew, the borrower may face governmental or other regulatory claims which could have an adverse effect on a borrower’s business, results of operations, cash flows and financial condition and its ability to repay its loan to the Company.

Wartime Risk. Governments could requisition a borrower’s vessel during a period of war or emergency, which may negatively impact a borrower’s business, financial condition, results of operations and available cash and its ability to repay its loan to the Company. A government could requisition for title or hire. Requisition for title occurs when a government takes control of a vessel and becomes the owner while requisition for hire occurs when a government takes control of a vessel and effectively becomes the charterer at dictated charter rates. Generally, requisitions occur during a period of war or emergency, although governments may elect to requisition vessels in other circumstances. Although a borrower would be entitled to compensation in the event of a requisition of one or more of such borrower’s vessels, the amount and timing of payment would be uncertain. Government requisition of one or more of a borrower’s vessels may negatively impact a borrower’s business, financial condition, results of operations and available cash.

Maritime Claims Risk. Maritime claimants could arrest a borrower’s vessel, which would have a negative effect on a borrower’s cash flows. Under general maritime law in many jurisdictions, crew members, vessels mortgagees, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. The arrest or attachment of one or more of a borrower’s vessels could interrupt a borrower’s business or require it to pay large sums of money to have the arrest lifted, which would have a negative effect on the borrower’s cash flows.

In addition, in some jurisdictions, such as South Africa, under the extended “sister ship” theory of liability, a claimant may arrest both the vessel that is subject to the claimant’s maritime lien and any “associated” vessel, which is any vessel owned or controlled by the same owner or operator. Claimants could try to assert “sister ship” liability against any vessel in a borrower’s fleet for claims relating to another of the borrower’s ships.

Labor Risk. If labor or other interruptions are not resolved in a timely manner, they could have a material adverse effect on a borrower’s business, results of operations, cash flows, financial condition and available cash. A borrower employs masters, officers and crews to man its vessels. If not resolved in a timely and cost-effective manner, industrial action or other labor unrest or any other interruption arising from incidents of whistle-blowing whether proven or not, could prevent or hinder a borrower’s operations from being carried out as expected and could have a material adverse effect on the borrower’s business, results of operations, cash flows, financial condition and available cash.

Natural Resources Risk. Changes in fuel, or bunker prices may adversely affect a borrower’s profitability. Fuel, or bunkers, is a significant expense in shipping operations for a borrower’s vessels employed on the spot market and can have a significant impact on a vessel’s profitability. With respect to a borrower’s vessels employed on time charter, the charterer is generally responsible for the cost and supply of fuel, however such cost may affect the charter rates the borrowers are able to negotiate for their vessels. The price and supply of fuel is unpredictable and fluctuates based on events outside a borrower’s control, including geopolitical developments, supply and demand for oil and gas, actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and other oil and gas producers, war and unrest in oil producing countries and regions, regional production patterns and environmental concerns. Further, fuel may become much more expensive in the future, which may reduce the profitability and competitiveness of a borrower’s business versus other forms of transportation, such as truck or rail.

Marine Disasters. The operation of ocean-going vessels entails the possibility of marine disasters including damage or destruction of the vessel due to accident, the loss of a vessel due to piracy or terrorism, damage or destruction of cargo and similar events that may cause a loss of revenue from affected vessels and damage a borrower’s business reputation.

For example, the costs of replacing a vessel or cleaning up a spill could substantially lower a borrower’s revenues by taking vessels out of operation permanently or for periods of time. The involvement of a borrower’s vessel in a disaster or delays in delivery or damages or loss of cargo may harm a borrower’s reputation as a safe and reliable vessel operator and cause it to lose business.

The total loss or damage of any of a borrower’s vessels or cargoes could harm its reputation as a safe and reliable vessel owner and operator. If borrowers are unable to adequately maintain or safeguard a borrower’s vessels, they may be unable to prevent any such damage, costs, or loss that could negatively impact its business, financial condition, results of operations and cash flows.

Changes in Law. Changes in the state and U.S. federal laws applicable to the Company, including changes to state and U.S. federal tax laws, or applicable to the Adviser and other investments or instruments in which the Company may invest, may negatively affect the Company’s current income to Common Stockholders. The Company may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

The Company and borrowers may be subject to various laws, regulations and conventions, including environmental and safety laws that could require significant expenditures both to maintain compliance with such laws and to pay for any uninsured environmental liabilities including any resulting from a spill or other environmental incident. The shipping business and vessel operation are materially affected by government regulation in the form of international conventions, national, state and local laws, and regulations in force in the jurisdictions in which vessels operate, as well as in the country or countries of their registration. Governmental regulations, safety or other equipment standards, as well as compliance with standards imposed by maritime self-regulatory organizations and customer requirements or competition, may require it to make capital and other expenditures. Because such conventions, laws and regulations are often revised, a borrower cannot predict the ultimate cost of complying with such conventions, laws and regulations, or the impact thereof on the fair market price or useful life of a borrower’s vessel. In order to satisfy any such requirements, a borrower may be required to take any of its vessels out of service for extended periods of time, with corresponding losses of revenues. In the future, market conditions may not justify these expenditures or enable a borrower to operate its vessels, particularly older vessels, profitably during the remainder of their economic lives. This could lead to significant asset write downs. In addition, violations of environmental and safety regulations can result in substantial penalties and, in certain instances, seizure or detention of a borrower’s vessel.

Political and/or Compliance Risk. A borrower’s international activities increase the compliance risks associated with economic and trade sanctions imposed by the United States, the European Union and other jurisdictions. A borrower’s international operations could expose it to trade and economic sanctions or other restrictions imposed by the United States or other governments or organizations, including the United Nations, the European Union and its member countries. Under economic and trading sanctions laws, governments may seek to impose modifications to business practices, and modifications to compliance programs, which may increase compliance costs, and may subject it to fines, penalties and other sanctions. It is an event of default in all loan agreements for borrowers to violate U.S., the United Nations and European Union sanctions, though this cannot actually prevent owners from sailing their ships into prohibited waters.

During 2011 and continuing into 2014, the scope of sanctions imposed against the government of Iran and persons engaging in certain activities or doing certain business with and relating to Iran has been expanded by a number of jurisdictions, including the United States, the European Union and Canada. In 2010, the United States enacted the Comprehensive Iran Sanctions Accountability and Divestment Act (“CISADA”), which expanded the scope of the former Iran Sanctions Act. Among other things, CISADA expands the application of the prohibitions to non-U.S. companies and introduces limits on the ability of companies and persons to do business with Iran.

Expansion of sanctions programs, embargoes and other restrictions in the future (including additional designations of countries subject to sanctions), or modifications in how existing sanctions are interpreted or enforced, could prevent a borrower’s vessels from calling on ports in sanctioned countries or could limit their cargoes. If any of the risks described above materialize, it could have a material adverse impact on a borrower’s business and results of operations.

No Operating History. The Company is a newly organized, non-diversified, closed-end investment company. As such, the Company has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Company is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in the Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Stock represents an indirect investment in the investments and other financial assets owned by the Company. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Adviser’s responses to these market movements may not be successful. The Common Stock at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Company anticipates using leverage, which will magnify the risk. See “Risk Factors—Leverage Risk.”

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Stock may likewise trade at a discount from NAV. The trading price of the Common Stock may be less than the public offering price. The returns earned by the Common Stockholders who sell their Common Stock below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Company’s public offering. As a result, the Company is designed primarily for long-term investors.

Management Risk. The Company is subject to management risk because it relies on the Adviser’s diligence, expertise, business relationships and ability to pursue the Company’s investment objectives. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that they will produce the desired results. The Adviser’s investment decisions might produce losses or cause the Company to underperform when compared to other funds with similar investment goals.

The Company will depend on the diligence, expertise and business relationships of the senior management of the Adviser. The Adviser’s senior investment professionals and senior management, will evaluate, negotiate, structure, close and monitor the Company’s investments.

The Company’s success will depend on the continued service of this senior management team of the Adviser. All of these individuals will devote significant amounts of their time to non-Company related activities. To the extent these individuals are unable to, or do not, devote sufficient amounts of their time and energy to the Company’s affairs, the Company’s performance may be adversely affected. In addition, to the extent that the Company’s assets continue to grow, the Adviser may have to source additional personnel, and to the extent it is unable to source qualified individuals, the Company’s growth may be adversely affected.

Fair Valuation Risk.  Under the 1940 Act, the Company is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Company in accordance with its written valuation policy with the Board having final responsibility for overseeing, reviewing and approving, in good faith, the Company’s estimate of fair value. The Company expects that most of its portfolio will consist of loans directly originated by the Company and there will not be a public market for the type of investments the Company holds. As a result, the Company will value its investments at fair value based on relevant information compiled by the Adviser, and third-party pricing services (when available) with the oversight, review and approval of the Board.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Company’s portfolio, are to a certain degree subjective and dependent on a valuation process approved by the Company’s Board. Certain factors that may be considered in determining the fair value of the Company’s investments include the nature and realizable value of any collateral, the borrower’s earnings and its ability to make payments on its indebtedness, and other relevant factors.

Because such valuations, and particularly valuations of private investments, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Company’s determinations of fair value may differ materially from the values that would have been used if an active public market for these investments existed. The Company’s determinations of the fair value of its investments have a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to materially understate or overstate the value that it may ultimately realize on one or more of its investments. Investors purchasing Common Stock based on an overstated NAV may pay a higher price than the value of its investments might warrant. Conversely, Common Stockholders selling Common Stock during a period in which the NAV understates the value of the Company’s investments may receive a lower price for their Common Stock than the value of the Company’s investments might warrant.

Credit Risk. The Company’s borrowers may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Company, a reduction in the value of the senior secured loans experiencing nonpayment and, potentially, a decrease in the NAV of the Company. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the loan.  There may be additional costs associated with seizing any secured collateral.

A general economic downturn or tightening in the credit markets could materially negatively impact the ability of the Company’s borrowers to repay their loans, which could materially negatively impact the Company’s investment performance. Numerous other factors may affect a borrower’s ability to repay a loan from the Company, including the failure to meet its business plan or a downturn in the global shipping industry. A borrower’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets.

High Yield (“Junk Bond”) Risk. Substantially all of the Company’s loans may be classified as “junk.” In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the borrower’s failure to make timely interest and principal payments. The market values of certain of these lower-rated and unrated loans tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Major economic recessions such as those recently (and in some cases, currently) experienced globally may have an adverse impact on the value of such loans and the ability of the borrowers to repay principal and interest thereon, thereby increasing the incidence of default of such loans. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield loans.

Leverage Risk. Although the Company presently intends to utilize leverage, there can be no assurance that the Company will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Company to greater risk and higher costs than if it were not implemented. Initially, the Company expects to enter into a credit facility to obtain leverage in an amount equal to approximately

[•]% of Managed Assets immediately after giving effect to the borrowing. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Company’s total leverage, either through borrowings, preferred stock issuance, reverse repurchase agreements, dollar rolls or similar transactions, may not exceed 33 1/3% of Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional investments creates an opportunity for increased common share net investment income dividends, but also creates risks for Common Stockholders, including increased variability of the Company’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Company’s portfolio will be magnified when the Company uses leverage. As a result, leverage may cause greater changes in the Company’s NAV, which could have a material adverse impact on the Company’s business, financial condition and results of operations. The Company will also have to pay interest and dividends on its borrowings, which may reduce the Company’s current income. This interest expense may be greater than the Company’s current income on the underlying investment. The Company’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the Common Stockholders, including:

•                                          The likelihood of greater volatility of NAV, market price and dividend rate of the Common Stock than a comparable portfolio without leverage;

•                                          The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Company must pay will reduce the return to the Common Stockholders;

•                                          The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Company were not leveraged, may result in a greater decline in the market price of the Common Stock;

•                                          When the Company uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Company did not use leverage, including periods when the Company is losing money, and because the fees paid will be calculated based on Managed Assets there may be a financial incentive to the Adviser to increase the Company’s use of leverage and create an inherent conflict of interests;

•                                          Leverage increases operating costs, which will be borne entirely by the Common Stockholders and may reduce total return; and

•                                          Certain types of borrowings and issuances of preferred stock by the Company may result in the Company being subject to covenants relating to asset coverage and Company composition requirements.

The Company may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Company. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Company’s portfolio in accordance with the Company’s investment objectives and policies.

As a closed-end investment company registered with the SEC, the Company is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Company may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act.

The Company intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Company is a seller of a credit default swap, the Company will segregate assets to cover the full notional value of any obligation under the credit default swap. The Company may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Interest Rate Risk. When the general level of interest rates goes up, the prices of most fixed-income investments go down. When the general level of interest rates goes down, the prices of most fixed-income investments go up. The amount of income the Company receives from its investments may fluctuate based upon changes in interest rates and, in a declining and/or low interest rate environment, these investments will produce less income, which will impact the Company’s performance. As of the date of this prospectus, interest rates in the United States are at, or near historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. An increase in interest rates would make it easier for the Company to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Company—The Adviser.”

The Company may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. No strategy can completely insulate the Company from the risks associated with interest rate changes, and there is a risk that the Company’s strategy may provide no protection at all and will potentially compound the impact of changes in interest rates. Hedging transactions involve certain additional risks such as counterparty risk, leverage risk, the legal enforceability of hedging contracts, the early repayment of hedged transactions and the risk that unanticipated and significant changes in interest rates may cause a significant loss of basis in the instrument and a change in current period expense. The Company may not be able to enter into hedging transactions or such hedging transactions may not adequately protect the Company against the foregoing risks.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate investments, such payments often occur during periods of declining interest rates, forcing the Company to reinvest in lower yielding investments, resulting in a possible decline in the Company’s income and distributions to shareholders. This is known as prepayment or “call” risk. Under these circumstances, the Company is subject to reinvestment risk to the extent that it is unable to reinvest the cash received from such prepayments, redemptions and repurchases at rates that are comparable to the interest and dividend rates on its existing investments.

Senior Secured Loans Risk. Although the senior loans which the Company will originate generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan or could recover nothing of what it is owed on the senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Company will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, the costs of liquidating collateral could be substantial to the Company.

Restricted Securities Risk. The Company will invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Company has a contractual right to sell, the Company may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Company would be permitted to sell, during which time the Company would bear market risks.

Liquidity Risk. Most of the assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that the Company would be able to realize the value at which it carries such assets if the Company needs to dispose of them. As a result, the Company can provide no assurance that any given asset could be sold at a price equal to value at which the Company carries it.

Investments in certain derivatives positions will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Company may increase, which would tend to further reduce returns to Common Stockholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Company’s portfolio.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, may be considered senior securities unless steps are taken to segregate the Company’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Company may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Investment Objectives and Strategy—Other Investment Techniques—Leverage” in this prospectus. The Company may be unable to use such segregated assets for certain other purposes, which could result in the Company earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Company’s assets are segregated or committed as cover, it could limit the Company’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Distribution Risk. There can be no assurance that quarterly distributions paid by the Company to Common Stockholders will be maintained at initial levels, remain stable or increase over time. The quarterly distributions that Common Stockholders are expected to receive from the Company will be derived from the Company’s dividends and interest income after payment of Company expenses. The Company’s cash available for distribution may vary widely over the short and long term.

Illiquid Investment Risk. The Company may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Company has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the “1933 Act”). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Company’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Company’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Company may be unable to sell other illiquid investments when it desires to do so, resulting in the Company obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Company’s NAV and the price the Company actually receives upon sale.

Equity Securities Risk. When the Company originates loans, it may acquire equity securities from the borrower or subsidiaries of the borrower related to the underlying vessel and loan. In addition, the Company may invest in the equity securities of private middle market shipping companies independent of any loan. The equity interests the Company holds may not appreciate in value and, in fact, may decline in value. Accordingly, the Company may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Company experiences.

Non-Diversification Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Company intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Company’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Company’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Company invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Portfolio Turnover. The Company may engage in short-term trading strategies, and investments may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Company. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Company’s performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at the Adviser may now or in the future manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds and other commingled funds. The Company’s portfolio managers listed in this prospectus who are primarily responsible for the day-to-day management of the Company (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Company. Investment Personnel make investment decisions for each account, including the Company, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell investments for one account and not another account, and the performance of investments purchased for one account may vary from the performance of investments purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Company and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Company.

Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Company, or make investment decisions that are similar to those made for the Company, both of which have the potential to adversely impact the Company depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Company and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Company’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Company. Some Investment Personnel are eligible to receive incentive payments from the Adviser. Because such incentive payments paid to Investment Personnel are tied to revenues earned by the Adviser, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Investment Professional, including the Company. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Conflicts of Interest” and “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Temporary Defensive Positions. The Company may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Company may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Company will not be pursuing its investment objectives in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Company will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Company invests defensively, it likely will not achieve its investment objectives.

Anti-Takeover Provisions. The Company’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Company or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Stock at a premium over the then current market price of the Common Stock.

Tax Risk. To qualify for the special tax treatment available to RICs, the Company must: (i) derive in each taxable year at least 90% of its gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter of its taxable year, and (iii) distribute in respect of each taxable year an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest. If the Company failed to meet any of these requirements, subject to the opportunity to cure such failures, if eligible under certain applicable provisions of the Code, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Stockholders. In such case, all distributions by the Company from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction in the case of corporate Common Stockholders. In addition, in order to requalify for taxation as a RIC, the Company might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

In this regard, the Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to acquire equity participations in vessels with stable income streams provided by fixed contracts or in cases where the opportunity exists to acquire a vessel at a below-market purchase price. Generally, where the Company acquires an equity participation in a vessel, it will do so by acquiring an equity interest in an SPV which owns the individual vessel.

Depending on the particular facts and circumstances, an SPV may be treated, for U.S. tax purposes, as a passive foreign investment company (“PFIC”), or as a controlled foreign corporation (“CFC”).  In such a case, the amount, timing and character or income or gains that the Company derives from an investment in such an SPV would be affected, and in some cases, there could possibly be a tax imposed on the Company with respect to earnings from an SPV investment.  The activities of an SPV could also result in the imposition of U.S. tax and/or foreign taxes on the SPV, which could decrease the Company’s economic return from an investment in an SPV.

As discussed above and further in “U.S. Federal Income Tax Matters,” the Company would need to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable treatment as a RIC.  If the Company enters into other types of transactions besides origination and lending, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, and applicable regulatory rules and authorities.  However, there is no direct authority specifically addressing the application of the rules applicable to RICs to certain potential activities that may be entered into by the Company.  As a result, in certain cases, the tax treatment of an activity entered into by the Company may be uncertain and there can be no assurance that the Internal Revenue Service (“IRS”), or a court of law, will agree with the Company’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, which would have adverse consequences as described in “U.S. Federal Income Tax Matters,” or with respect to other aspects of the tax treatment of a transaction, which could affect the amount, timing and character of taxable income or gains.

It should also be noted that the tax treatment investments by a RIC in subsidiaries or certain other indirect investments could be adversely affected by future guidance issued by the IRS and/or by legislation.  Although the IRS has previously issued favorable private letter rulings (which may not be relied on by other taxpayers) relating to investments by RICs through certain wholly owned subsidiaries treated as CFCs, the IRS is currently not issuing such private letter rulings, and the holdings in these private letter rulings have been questioned by certain members of Congress.  It is possible that any further guidance and/or legislation could potentially affect the tax treatment of certain transactions or activities entered into by the Company.

Furthermore, the tax treatment and characterization of the Company’s distributions may vary significantly from time to time due to the nature of the Company’s investments. The ultimate tax characterization of the Company’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Company may make distributions during a calendar year that exceed the Company’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Company’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Stockholder’s tax basis in his or her Common Stock, with any amounts exceeding such basis treated as gain from the sale of his or her Common Stock. The Company’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Stock, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Company’s investment strategies, it is not anticipated that a significant portion of the Company’s distributions will consist of tax-advantaged qualified dividend income. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Furthermore, to receive qualified dividend income treatment, the Company must meet holding period and other requirements with respect to the dividend-paying investments in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Stock. Holding periods may be affected by certain of the Company’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Given the risks described above, an investment in the Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Company.

SUMMARY OF COMPANY EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The following table shows the Company’s expenses indirectly borne by you, as a Common Stockholder, as a percentage of net assets attributable to Common Stock assuming the use of leverage through the use of a credit facility in an amount equal to [•]% of Managed Assets (after the leverage is incurred). The information below is based on an offering of [•] Common Stock. If the Company issues fewer Common Stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Stock. The Company’s actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses	As a Percentage of Offering Price
Sales Load Paid by You (1)	[•]	%
Offering Expenses Borne by the Common Stockholders (2)	[•]	%
Dividend Reinvestment Plan Fees	None

Annual Expenses	As a Percentage of Net Assets Attributable to Common Stock (Assumes Leverage is Used (7))
Advisory Fees (3)	[•]	%
Incentive Fee (4)	[•]	%
Interest Payments on Borrowings (5)	[•]	%
Other Expenses (6)	[•]	%
Total Annual Expenses	[•]	%

(1)         For a description of the underwriting discounts and commissions paid to the underwriters, which is a one-time fee and the only sales load, see “Underwriting.”

(2)         The Company will pay the Company’s (i) organizational expenses and (ii) the offering expenses (other than the sales load) not to exceed 1.5% of the gross offering proceeds. Any offering expenses (other than the sales load) in excess of 1.5% of the gross offering proceeds will be paid by FWCA or its affiliates. The aggregate offering expenses (other than the sales load) to be borne by the Company and indirectly its Common Stockholders are estimated to be $[•] (or approximately $[•] per share of Common Stock).

 (3)      The Company has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 2.00% of the average daily Managed Assets of the Company. The Adviser will also receive an advisory fee in respect of uninvested amounts of capital raised through the sale of its Common Stock, the issuance of other securities, borrowings or otherwise. “Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The contractual advisory fee rate of 2.00% of Managed Assets represents an effective advisory fee of [•]% of net assets attributable to Common Stock, assuming leverage through the use of a credit facility in an amount equal to [•]% of Managed Assets. Because the advisory fee is based on Managed Assets, when the Company uses leverage, the advisory fee as a percentage of net assets attributable to Common Stock will increase. Derivatives will be valued at the current market value for purposes of determining “Managed Assets” in the calculation of advisory fees.

 (4)      The Incentive Fee is paid to the Adviser at the Company level. Based on the Company’s current business plan, the Company anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser in the following twelve months. However, the Incentive Fee is based on the Company’s performance and will not be paid unless the Company achieves certain performance targets. The Company expects the Incentive Fee the Company pays to increase to the extent the Company earns greater interest income through its loans to borrowers. The Incentive Fee will be calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the Company’s adjusted capital, equal to [•]% per quarter, or an annualized hurdle rate of [•]%, subject to a “catch-up” feature. See “Management of the Company—The Adviser” for a full explanation of how the Incentive Fee is calculated.

 (5)      Assumes the use of leverage through a credit facility representing [•]% of Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Company of [•]%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Company may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Company will vary over time in accordance with the level of the Company’s use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Company in the future will be indirectly borne by the Common Stockholders.

(6)         Estimated expenses based on estimated amounts for the Company’s first year of operations.

(7)         The table presented below in this Footnote 7 estimates what the Company’s annual expenses would be, stated as a percentage of the Company’s net assets attributable to Common Stock, but, unlike the table above, assumes that the Company does not utilize leverage. See “Investment Objectives and Strategy—Other Investment Techniques—Leverage.” In accordance with these assumptions, the Company’s expenses would be estimated to be as follows:

Estimated Annual Expenses	As a Percentage of Net Assets Attributable to Common Stock (assuming no leverage is used)
Advisory Fees	[•]	%
Other Expenses	[•]	%
Total Annual Expenses	[•]	%

EXAMPLE

The following example illustrates the various costs and expenses (including the sales load of $[•] and estimated offering costs of $[•]) that you would pay on a $1,000 investment in Common Stock of the Company for the time periods indicated, assuming (1) total net annual expenses of [•]% of net assets attributable to Common Stock and (2) a 5% annual return*:

	1 Year		3 Year		5 Year		10 Year
Total Expenses	$	[•]	$	[•]	$	[•]	$	[•]

*                 The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Because the example above assumes a 5% annual return, as required by the SEC, the example reflects that no Incentive Fee would be payable in the following twelve months.

THE COMPANY

The Company seeks to create a portfolio of investments focused primarily on U.S. dollar-denominated, senior secured, first-lien loans made to owners/operators of privately-held shipping companies, serving the global shipping industry. The Company’s primary investment objective is to generate current income. The Company’s secondary investment objective, to a lesser extent, is to seek capital appreciation consistent with the Company’s primary objective. There can be no guarantee that the Company will achieve its investment objectives. The Company’s investment objectives are a non-fundamental policy that may be changed by the Company’s Board of Trustees (the “Board”) without prior approval of the Common Stockholders. The Company’s principal office is located at 100 Wall Street, 11th Floor, New York, NY 10005 and its phone number is (855) 400-3927.

The Company was organized as a Delaware statutory trust on March 7, 2014.

The Company’s investment adviser is Four Wood Capital Advisors, LLC.

USE OF PROCEEDS

The net proceeds of this offering of the Common Stock will be approximately $[•] ($[•] if the underwriters exercise the over-allotment option in full) after payment of the sales load and offering expenses. The net proceeds of the offering will be invested in accordance with the Company’s investment objectives and policies as soon as practicable after completion of the offering. The Company currently anticipates being able to do so within [six to nine] months after the completion of the offering. Pending investment of the net proceeds in accordance with the Company’s investment objectives and policies, the Company will invest in high-quality, short-term debt securities, medium-term debt securities and cash and/or cash equivalents. Investors should expect, therefore, that before the Company has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Company’s NAV would earn interest income at a modest rate, which may not exceed the Company’s expenses during this period.

INVESTMENT OBJECTIVES AND STRATEGY

The Company’s primary investment objective is to generate current income. The Company’s secondary investment objective, to a lesser extent, is to seek capital appreciation consistent with the Company’s primary objective.  There can be no guarantee that the Company will achieve its investment objectives or that its investment strategy will be successful. The Company’s investment objectives may be changed without shareholder approval.

The Company seeks to achieve its investment objectives by investing principally in the private segment of the global shipping industry. The Company expects to create a portfolio of investments focused on the private segment of the global shipping industry primarily through U.S. dollar-denominated, senior secured, first-lien lending and mortgage origination activity to private fleet owners/operators, with an emphasis on vessels between 8-15 years old. The Company believes that financing vessels across these vintages provides superior relative value versus financing new or younger vessels or more mature vessels; however, the Company may provide financing to both newer or younger vessels and more mature vessels. The Company will focus on lending to finance vessels owned by independent, middle market private companies. Middle market shipping companies generally include those with fleet sizes of 2 to 20 vessels. The senior secured loans that the Company will originate will not be rated by a rating agency and may be the equivalent of a below investment grade investments (often referred to as “junk”).

The Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to purchase equity participations in vessels with stable income streams provided by fixed employment contracts or in cases where the opportunity exists to purchase a vessel at a below-market purchase price. Generally, where the Company purchases an equity participation in a vessel, it will do so by purchasing an equity interest in a special purpose vehicle (“SPV”) which owns the individual vessel.

The Company will seek to finance its investments primarily with the proceeds of this equity offering and potentially future equity offerings.

Investments in the Common Stock involves risks, and before buying any Common Stock, you should read the discussion of the principal risks of investing in the Company, which are summarized in “Risk Factors” beginning on page [•] of this prospectus.

The Company may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Company may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. To the extent that the Company invests defensively, it likely will not achieve its investment objectives. See “Investment Objectives and Strategy—Portfolio Composition—Short-Term and Medium-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period” and “Risk Factors—Derivative Transactions Risk.”

The Company’s NAV and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in loan prices, interest rates, credit spreads, default rates, recovery rates and the timing and success of the Company’s investment strategy. An investment in the Company may not be appropriate for all investors. There is no guarantee that the Company will achieve its investment objectives.

U.S. Dollar-Denominated Industry

Transactions in the international shipping industry are largely U.S. dollar-denominated. Most commercial vessels are sold and purchased in U.S. dollars, nearly all freight and other income is paid in U.S. dollars and almost all operating expenses are invoiced in U.S. dollars. Most loans — including those to be made by the Company — will be denominated in U.S. dollars. Insurance coverage is also typically denominated in U.S. dollars and claims are typically paid in U.S. dollars.

Private Middle Market Shipping Focus

With the departure of most traditional large bank lenders from the global shipping industry due to increased financial constraints and recent regulatory developments, the Company believes a substantial funding gap currently exists which the Company will seek to take advantage of.  In the last few years, a number of new market participants have recognized this opportunity and made dedicated debt and equity investments in the shipping industry, mostly at the top tier of the market.  However, approximately 56% of the world’s tonnage is still owned by independent middle market private companies, which are now experiencing decreased access to financing from traditional bank lenders. Since 2011, the United States has increased its presence in the shipping financing industry; and in 2013, the United States was the single largest nation to invest in the shipping industry, the majority through private equity funds.

Market Opportunity

The Company believes that the private middle market segment of the global shipping industry is attractive due to the strong demand for shipping financing and the financial constraints on traditional lenders to provide debt capital to this segment of the shipping industry.

Additionally, the Company believes that the environment for investing in the private segment of the global shipping industry is attractive for the following reasons:

•                                          While demand for shipping financing generally remains strong, the supply of financing has been constrained due to limitations on the ability of traditional lenders, like banks, to provide financing to this segment of the shipping industry;

•                                          There is currently a significantly limited pool of active lenders providing financing to the private middle market segment of the global shipping industry, which has created a large funding gap in shipping finance;

•                                          Providing senior secured, first-lien financing primarily for vessels that are 8-15 years old has the potential to provide a relative value over investing in newer or young vessels or more mature vessels; and

•                                          The global shipping fleet is expected to increase significantly over the next 10 years, thereby creating an increased need for financing.

The Company will consider providing financing to owners of vessels worldwide with particular emphasis in the Mediterranean area, but it expects to initially focus on Greece. Greece is currently the largest shipping market in the world, with Greek ship owners, including over 750 private fleet owners/operators, controlling approximately 15% of the global fleet.

Competitive Advantages

The Company believes that its exclusive focus on the private middle market segment of the global shipping industry provides it with a significant competitive advantage relative to non-specialized lenders.

•                                          Proprietary Relationships and Unique Access.  The global shipping industry has traditionally had high barriers to entry and has been difficult to access by outsiders, given its closed-nature and family-owned structure among most of the private fleet owners/operators. The Company believes that it is well-positioned within this industry given that the management team is resident in Greece, has a strong network of proprietary relationships with fleet owners/operators and their families and strong lending history to these participants at predecessor firms.  Therein, the Company aims to provide Common Stockholders direct access to these traditionally inaccessible owner-operators.

•                                          Access to Deal Flow. In order to execute the principal investment strategy, the Company will rely on the Adviser’s strong reputation and deep relationships with underwriters, sponsors, fleet owners/operators and various other relationships in the shipping industry.

•                                          Experienced Management Team. The Adviser’s management team has 132 years of combined experience in the shipping industry across vessel management, financing and investment banking at traditional lenders to the shipping industry. The management team has been responsible for the origination, underwriting and banking of over 500 maritime transport transactions with an aggregate transaction value of approximately $3 billion throughout their careers. Their collective work straddles both private and public sector deal experience with underwriting and managing shipping loans and other credit instruments. The management team has also been involved in the commercial and technical aspects of fleet management, overseeing approximately 50 vessels with an aggregate value of more than $300 million. The Company intends to capitalize on the Adviser’s proprietary network of industry relationships, which is expected to offer an origination pipeline for senior secured, first-lien middle market shipping transactions.

•                                          Specialized/Proprietary Systems. The Adviser’s management team has a proprietary interactive shipping cash flow program which enables the Adviser to examine the prospective performance of a proposed vessel under various market conditions and to monitor a vessel’s performance once a loan has been made.

•                                          Proactive Loan Surveillance and Intervention.  Using the proprietary cash flow program and risk other analysis tools of the Adviser’s management team, the Company will closely monitor a borrower’s compliance with the terms and repayment provisions of its loan agreement. The proprietary cash flow program will assist the Adviser in tracking the borrower’s cash flow targets and measuring its performance against those targets. Statements of the bank accounts of the borrower will be available to the Adviser, and this will enable the Adviser to monitor operations over such accounts, to ensure that charter hires are received, and to assess, on an ongoing basis, that the operational expenses of the vessel accord to estimates in the cash flow, and are within those of operators of similar vessels. Any variance will be investigated by the Adviser with the borrower, and appropriate action will be taken, if required. All payments into retention accounts and repayments of installments and payments of interest will be closely monitored by the Adviser, and appropriate action taken where there is any failure on the part of a borrower to make a timely payment.  If any failure to make timely payments takes place, the Company may take formal legal action against the borrower for recovery of the debt, if it is believed by the Adviser that this is the most appropriate course of action. This proactive approach (where the borrower’s accounts are continually monitored and performance continuously measured), versus a more reactive approach, is an important element of risk management in the senior secured lending process of the Company and seeks to produce more consistent, predictive returns and lower potential default events. In addition, the Adviser expects to conduct frequent meetings with the fleet owners/operators, monitor freight markets and vessel performance and review the borrower’s audited and management accounts on a quarterly, semi-annual and annual basis.

•                                          Disciplined Investment Philosophy and Risk Management. The Adviser’s management team has substantial experience structuring investments that balance the needs of private fleet owners/operators with appropriate levels of risk control.

Targeted Investment Characteristics

The Company’s business strategy will seek to minimize borrower credit risk by using a disciplined underwriting process in providing capital to private fleet owners/operators. The Company will focus on investing in private fleet owners/operators that exhibit the following characteristics:

•                                          Experienced Owners/Operators. The Company will seek to identify private fleet owners/operators that have expertise in the industry and a track record of success over at least five years of continuous shipping activity. These fleet owners/operators must be known by the Adviser or be referred by a trusted source.

•                                          Stability of Earnings. The Company will seek to invest in private fleet owners/operators with the potential to generate stable cash flows over long periods of time due to predictable sources of revenues and predictable expenses.

•                                          Growth Opportunities. The Company will seek to invest in private fleet owners/operators focused on segments of the shipping industry which provide significant organic growth opportunities and with access to markets where expansion opportunities are ample, enabling private fleet owners/operators to grow through acquisitions of further vessels.

•                                          Strong Competitive Position. The Company intends to focus on private fleet owners/operators that have developed expertise within their respective markets and that are well positioned to capitalize on growth opportunities because they demonstrate technical and operational capabilities that should help to protect and potentially expand their market position and profitability.

Initial Portfolio

The Company has entered into agreements to provide senior secured, first-lien loans to a number of middle market shipping companies, subject to the closing of this offering (the “Initial Portfolio”).  The Company currently has [•] pre-arranged loans documented, with an average coupon of [•]% and an aggregate value of $[•]. The Adviser selected the Initial Portfolio because it believes that these investments are consistent with the Company’s investment objectives and because it will expedite the Company’s ability to deploy the proceeds of this offering.

The Company has entered into agreements to make loans to the private middle market fleet owners/operators listed below contingent upon the successful completion of this public offering.  Although the Company expects to make the loans listed below, there is a risk that the list of fleet owners/operators below may change at any time or that these loans will not be made.

World Seaborne Trade

Currently, seaborne transportation still accounts for approximately 90% of the movement of goods from one country to another. The physical nature of many goods involved in international trade dictates that other forms of transport are not economically, or physically viable. Due to weight restrictions, bulk cargoes such as coal, ores, grain and sugar cannot be transported effectively by air, road or rail. Certain vessels can carry more than 400,000 tons of cargo on a single voyage, which far exceeds the weight restrictions of air, road and rail transport. Even within countries, vessels are often used to carry goods from one port to another, before such goods reach the level where other forms of transportation can become effective. Additionally, countries with large coastlines or canal systems often utilize seaborne transportation to distribute goods from major ports to more minor ones. Liquid cargoes face similar logistical issues, with even more local distribution taking place by sea.

Vessel Categories

The Company will concentrate its investments in the following major sectors of the shipping market which are:

a)        Dry Cargo — these are vessels which range in size from a carrying capacity, measured in deadweight tons (“DWT”) of 1,000 tons to 250,000 tons plus. They are used to transport dry goods of all types and bulk cargoes of commodities. The main dry cargo categories being:

•      Capesize -    100,000 DWT plus

•      Panamax  -    65 / 100,000 DWT

•      Handymax* -  40 / 65,000 DWT

•      Handysize -  15 / 40,000 DWT

*includes Supramax

Currently(through March 2014), there are approximately 10,000 vessels in the above categories with an aggregate carrying capacity of some approximately 729 million DWT. In addition, there are many thousands of smaller vessels, excluding barges, involved in coastal and river shipping. Within this category of vessels, the Company will focus on making loans to Panamax, Handymax and Handysize vessels.

b)   Tankers — these carry various types of liquid cargoes.  Within the tanker category of vessels, there are recognized size categories generally accepted as:

•      Very Large Crude Carrier (“VLCC”) - 200 / 500,000 DWT

•      Suezmax - 120 / 180,000 DWT

•      Aframax-  80 / 120,000 DWT

•      Panamax - 60 / 80,000 DWT

•      Handysize *- 10 / 60,000 DWT

*Mainly Product Tankers, which are vessels that carry refined oil products.

Currently, there are approximately 13,000 vessels in the world tanker fleet with an aggregate carrying capacity of more than 520 million DWT. More than 5,800 of these are smaller than 10,000 DWT which are used to meet a requirement to transport smaller parcels of cargo such as refined products, chemicals, and foodstuffs, or to serve the bunkering trade. Within this category of vessels, the Company will focus on making loans to Suezmax, Aframax, Panamax and Handysize vessels.

c)   Containerships — these vessels come in a wide variety of sizes defined by capacity to carry a standard container known as a Ten-Foot Equivalent Unit “TEU.” Containerships typically range in size from 100 TEU to 18,000 TEU. A fleet of approximately 5,000 vessels has a total capacity of approximately 13 million TEUs. In addition to pure Containerships, many dry cargo vessels (known as ‘multipurpose’ ships) have the ability to transport containers. Currently (through March 2014), there are approximately 3,000 ships which would fall into this category adding a further 17 million TEU capacity. The larger container vessels operate at fast speeds on regular intercontinental routes, with distribution thereafter being undertaken by smaller ‘feeder’ sizes.

Dry Bulk Market

Freight prices can be very volatile and can impact the ability of borrowers to repay loans made by the Company.  Dry bulk freight rates are reflected each London business day in the Baltic Dry Index. As shown in the Baltic Dry Index graph below, on May 20, 2008 the Index reached a high of 11,793. Yet six months later on December 5, 2008 it had fallen 94% to 663 points, due principally to the global economic downturn that began in 2008.

By November 19, 2009, eleven months later, the market had recovered again to 4,661 points, but the delivery of newbuilding bulk carriers ordered during the unprecedented growth in the shipping industry from 2004 to 2008 deteriorated the supply/demand balance so that by February 3, 2012 the Index had reached a new low of 647 points. More recently, on March 7, 2014, the index stood at 1,543 points.

The Company believes that the fundamentals for the Dry Bulk Market present an attractive investment opportunity for the following reasons:

a)        Currently, the bulk carrier newbuilding order book has diminished to approximately 19% of the global dry bulk fleet, from levels above 28% just over a year ago.

b)        Approximately 40% of vessels on order do not get delivered, as orders are canceled, reneged on, changed to other vessel types, or delayed. In addition the newbuilding figures include several options that do not get exercised.

c)        Deletions from the fleet (scrapping) are currently running at a rate of approximately 2.5% per annum and it is possible this will continue if high scrap steel prices continue.  In addition, approximately 23% of the handysize bulk carrier fleet is over 25 years of age.

The following graph shows the pricing in the Baltic Dry Index from January 2, 2004 to March 7, 2014.

Source: Bloomberg, Baltic Exchange

The Baltic Dry Index is a shipping and trade index created by the London-based Baltic Exchange that measures changes in the cost to transport raw materials such as metals, grains and coal by sea. The Baltic Exchange directly contacts shipping brokers to assess price levels for a given route, product to transport and time to delivery (speed).

The Baltic Dry Index is a composite of four sub-indexes that measure different sizes of Dry Bulk Carriers (merchant ships) - Capesize, Handysize, Supramax and Panamax. Multiple geographic routes are evaluated for each index to give depth to the index’s composite measurement.

Tanker Market

The following graph shows the pricing in the Baltic Clean and Dirty Tanker Index from January 2, 2004 to March 7, 2014.  As shown in the graph below, rates in both clean and dirty sectors fell substantially after the financial crisis of 2008 and have remained at relatively low levels compared to their 2004-2008 averages. The performance of both the clean and dirty tanker sectors since September 2008 has caused orders for new tanker construction to decline substantially and it is currently the most depressed of the three main shipping sectors. The Company expects to be active in both the clean and dirty tanker sectors.

Source: Bloomberg, Baltic Exchange

The Baltic Clean Tanker Index and the Baltic Dirty Tanker Index is made up of data points collected from the Baltic Exchange International Tanker Routes Index (“BITR”) which reports on 19 international oil routes and individual time charter equivalents (TCEs).

The Baltic Clean Tanker Index and the Baltic Exchange Tanker Index each report on 19 international oil routes.

Container Market

Currently, the container market, has the highest newbuilding order book of the three main shipping sectors in which the fund will focus, with approximately 22% of the world fleet on order. Freight rates in the container markets have also been at historically low levels over the past 3 years.

Generally, the container market is subject to different influences than the Dry Bulk and Tanker Markets, and is more directly affected by consumer demand. Several large companies with market capitalization several times that of the largest dry and tanker companies dominate the container market.

These large companies, have the financial resources to continuously undertake costly newbuilding programs which may impact the viability of smaller competitors.  The Company’s activities in this sector will consist of lending to smaller feeder operators seeking to buy vessels at attractive prices with the intention of chartering them to larger shipping companies.

Investment Philosophy and Approach

The Adviser’s investment strategy focuses on managing risk by using a disciplined underwriting process in providing capital to private fleet owners/operators in the global shipping industry. The Adviser intends to focus on investing in private fleet owners/operators through the following processes:

•                  Screening Process. The Adviser will seek to provide financing to private fleet owners/operators with at least 5 years of continuous shipping activity. These fleet owners/operators must be known by the Adviser or be referred by a trusted source. The Adviser will leverage research and proprietary relationships, among other things, to determine a potential borrower’s creditworthiness.

•                  Due Diligence Process. The Adviser independently assesses the creditworthiness of fleet owners/operators. The Adviser also requires a satisfactory reference from the fleet owners/operators’ bank and a past and/or present lending institution, if available.

The expected cash flow of a vessel will be tested with a sensitivity analysis to determine what market stresses it can withstand as well as the breadth and status of its current contracts. The vessel will also be inspected and a satisfactory survey report must be provided by a qualified third-party maritime surveyor. Additionally, a report on the vessel’s insurance will be a standard requirement and must be produced by a qualified third-party maritime insurance advisor.

•                  Loan Appraisal Process.  The Adviser has a proprietary interactive shipping cash flow program which enables the Adviser to examine the prospective performance of the proposed vessel under various market scenarios.

The Adviser also considers resale value and liquidity of any vessel financed by the Company to ensure the ability to liquidate the vessel in the secondary market in the event of a default. In general, only vessels with a large resale market such as bulk carriers and tankers that are well-constructed as assessed by the Adviser will be considered for finance. Other types of ships will normally require a long or medium-term employment contract.

The Company will lend up to 60% of the value of a vessel (targeting 50% in most cases) to each fleet owner/operator. No borrower may represent more than 10% of the Company’s loan origination portfolio. The maximum amount of financing for each individual vessel will not exceed $15 million. In addition, the Company will not lend more than $25 million in the aggregate to fleet owners/operators that borrow on behalf of multiple vessels.

•                  Closing and Monitoring. Throughout the life of the loan, the Adviser will closely monitor the borrower’s compliance with the terms of the loan agreement. The Adviser expects to conduct frequent meetings with the fleet owners/operators, monitor freight market and vessel performance and review the borrower’s audited and management accounts.

•                  Proactive Loan Surveillance and Intervention.  Using the proprietary cash flow and risk analysis tools of the Adviser’s management team, the Company intends to closely monitor a borrower’s compliance with the terms and repayment provisions of the loan agreement. The proprietary cash flow tool will assist the Adviser in tracking the borrower’s cash flow targets and measuring its performance against those targets. Statements of the bank accounts of the borrower will be available to the Adviser, and this will enable the Adviser to monitor operations over such accounts, to ensure that charter hires are received, and to assess, on an ongoing basis, that the operational expenses of the vessel accord to estimates in the cash flow, and are within those of operators of similar vessels. Any variance will be investigated by the Adviser with the borrower, and appropriate action will be taken, if required. All payments into retention accounts and repayments of installments and payments of interest will be closely monitored by the Adviser, and appropriate action taken where there is any failure on the part of a borrower to make a timely payment.  If any failure to make timely payments takes place, the Company may take formal legal action against the borrower for recovery of the debt, if it is believed by the Adviser that this is the most appropriate course of action. This proactive approach (where the borrower’s accounts are continually monitored and performance continuously measured), versus reactive, is an important element of risk management in the senior secured lending process of the Company and seeks to produce more consistent, predictive returns and lower potential default events. In addition, the Adviser expects to conduct frequent meetings with the fleet owners/operators, monitor freight markets and vessel performance and review the borrower’s audited and management accounts on a quarterly, semi-annual and annual basis.

•                  Additional Considerations. Although most types of vessels will be considered, those of a very specialist nature where there is not a liquid sale and purchase market will be excluded from consideration as collateral for the loan. In general terms, the Company will concentrate on dry cargo vessels, tankers, and container ships. Vessels such as those involved in the ferry and cruise areas, or specialist functions such as cement carriers, dredgers, and the various types involved in offshore energy will only be considered for financing by the Company in exceptional circumstances, and where first class charterers are secured.

Only vessels in good condition will be considered for financing, as assessed by the Adviser.

The Company will primarily provide financing to vessels that are 8-15 years and occasionally to younger vessels or more mature vessels. Any financing will be fully repaid by the time the vessel is 20 years of age, although this could be extended where this is warranted in the opinion of the Adviser.

Additional financing may be contributed by way of equity participation, in projects of outstanding potential (for instance vessels that have been clearly purchased at below market value from distressed sellers).

Repayment of any loan will be over a maximum period of five years, although it is expected that most loans will be structured over up to three years with the profile being extended through a balloon payment payable with the final installment. Repayments will not necessarily be equal, but may be front loaded, or back loaded to take account of the Adviser’s view of the freight market, and the need to ensure adequate protection to the borrower’s cash flow.

Regular inspection reports will be submitted by surveyors appointed by the Adviser on each vessel securing a loan made by the Company.

Valuations of vessels mortgaged to the Company will be obtained quarterly by the Adviser from reputable international ship brokers appointed by it, and utilized to ensure that the agreed covenants in the loan documentation are being met. In particular, each loan agreement will require the borrower to maintain the value of the collateral provided at a minimum of normally 160% of the outstanding loan amount. In the event that a borrower is not complying with covenants contained in the loan documentation, the Adviser will be responsible for taking appropriate action.

All required insurance coverage will be scrutinized by reputable marine insurance consultants, who will opine on whether such insurance is appropriate and meets the requirements of the loan documentation. Where the consultants make recommendations, the Adviser will ensure that appropriate action is taken to effect them. Renewals of coverage will be diarized, and the Adviser will ensure that these take place when required, and that the terms and conditions are on terms acceptable to the insurance consultants.

When the Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Company’s investment criteria, the Company may hold most or a portion of its assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. This does not constitute a change in the Company’s investment objectives, but could prevent or delay the Company from achieving its investment objectives.

Portfolio Composition

The Company’s portfolio will be composed principally of the following investments. A more detailed description of the Company’s investment policies and restrictions and more detailed information about the Company’s portfolio investments are contained in the SAI.

Senior Secured Loans. When the Company extends senior secured, first-lien loans, it will generally take a security interest in the vessel being financed. In connection with the underwriting process, the Company undertakes extensive due diligence, including assessing the ability of a borrower to pay the principal of, and interest on, the loans and the likelihood of default. The Company also assesses the risks associated with collateral that it obtains in connection with prospective investments, including limitations, if any, on enforcing the Company’s security interest or liquidating collateral following foreclosure and the degree to which the value of such collateral, if sold, would be sufficient to discharge the applicable loan. The Company expects this security interest to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Company’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions. Senior secured loans typically hold the most senior position in the capital structure of a borrower and have a claim on the assets and/or stock of the borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the borrower.

The Company may originate senior secured fixed rate and floating rate loans. Floating rate loans typically have rates of interest which are determined daily, monthly, quarterly, semi-annually or annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Company from its origination of senior secured floating rate loans should increase, and as short-term interest rates decrease, interest payable to the Company from its origination of senior secured floating rate loans should decrease.

The floating or variable rate feature of senior secured loans is a significant difference from typical fixed income investments, which carry a higher degree of interest rate risk. To the extent the Company originates primarily floating rate instruments, the Company can be expected to have less interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed rate instruments (other than money market funds and some short term bond funds). However, because floating or variable rates on senior secured loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Company’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Company’s NAV. A material decline in the Company’s NAV may impair the Company’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior secured loans and other debt obligations, impairing the Company’s NAV.

Senior secured loans are subject to the risk of nonpayment of scheduled interest or principal. Such nonpayment would result in a reduction of income to the Company, a reduction in the value of the investment and a potential decrease in the NAV of the Company. There can be no assurance that the liquidation of any collateral securing a senior secured loan would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior secured loan. The collateral securing a senior secured loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Senior secured loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior secured loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior secured loans including, in certain circumstances, invalidating such senior secured loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Company’s performance.

The senior secured loans that the Company will originate will not be rated by a rating agency. The amount of public information available with respect to senior secured loans will be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. In the event senior secured loans are not rated, they are likely to be the equivalent of below investment grade quality (often referred to as “junk”).

Senior secured loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior secured loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934, as amended. No active trading market is expected to exist for the senior secured loans originated by the Company, and some senior secured loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Company’s NAV.

The Company may use an independent pricing service or prices provided by dealers to value senior secured loans and other credit securities at their market value. The Company will use the fair value method to value senior secured loans or other instruments if market quotations for them are not readily available or are deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Short-Term and Medium-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Common Stock are being invested, during periods in which the Adviser determines that they are temporarily unable to follow the Company’s investment strategy or that it is impractical to do so, or pending re-investment of proceeds received in connection with the expiration of a loan or the sale of a security, the Company may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. In such a case, shares of the Company may be adversely affected and the Company may not pursue or achieve its investment objectives. The Adviser currently anticipates that these are the only circumstances in which the Company will invest in short-term debt securities.

Other Investment Techniques

Derivative Transactions. The Company may engage in various Derivatives Transactions, and, accordingly, may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments. The Company also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

The Company generally uses Derivative Transactions as a hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Company’s portfolio, protect the value of the Company’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Company or manage the effective maturity or duration of the Company’s portfolio. The Company may use Derivative Transactions, although the Company will commit variation margin for Derivative Transactions that involve futures contracts and other derivative contracts, as applicable, in accordance with the rules of the CFTC and as negotiated with its counterparties.

Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment or may cause the Company to hold a security that it might otherwise sell. A more complete discussion of Derivative Transactions and their risks is contained in the Company’s SAI under the heading “Additional Investment Information and Restrictions.”

Leverage. The Company may seek to increase total return by utilizing leverage in an amount up to 33 1/3% of Managed Assets. Initially, the Company expects to enter into a [•] credit facility to obtain leverage in an amount equal to approximately [•]% of Managed Assets immediately after giving effect to the borrowing. The credit facility will have a variable interest rate and first priority perfected security interest in all of the portfolio assets of the Company. The Company will maintain an asset coverage ratio of at least 3.0 to 1.0 at all times. There is no guarantee that the Company will be able to renew this credit facility under these or other favorable terms in the future. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, the Company may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. The Company’s leverage strategy may not be successful. By leveraging its investment portfolio, the Company creates an opportunity for increased net income. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Company’s liability is fixed and greater volatility in the Company’s NAV and in the market price of the Company’s Common Stock and higher expenses than a comparable portfolio without leverage. A reduction in NAV may cause a reduction in the market price of its shares. Since the Adviser’s fee is based upon a percentage of Managed Assets, the Adviser’s fee will be higher if the Company is leveraged and the Adviser will have an incentive to leverage the Company. The Board will monitor this potential conflict. The Adviser intends to leverage the Company only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Company will borrow in order to leverage its assets or, if it does borrow, what percentage of the Company’s assets such borrowings will represent.

Leverage creates risks which may adversely affect the return for the Common Stockholders, including:

•                                          The likelihood of greater volatility of NAV and market price of Common Stock;

•                                          Fluctuations in the interest rates on borrowings and short-term debt;

•                                          Increased operating costs, which may reduce the Company’s total return to the Common Stockholders. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by the Common Stockholders;

•                                          The potential for a decline in the value of an investment acquired through leverage, while the Company’s obligations under such leverage remain fixed; and

•                                          The potential for drops in asset values to magnify losses.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Company’s current income will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage or if the Company incurs capital losses, the Company’s current income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stockholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Company’s leveraged position if it expects that the long-term benefits to Common Stockholders of maintaining the leveraged position will outweigh the current reduced return. The Company may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Company’s assets. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Company by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Company’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Company may not be able to utilize as much leverage as it otherwise could have, which could reduce the Company’s investment returns. In addition, the Company expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations on the Company. These covenants would also likely limit the Company’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. All of the Company’s assets could be subject to the granting of a security interest to a lender in connection with any borrowing by the Company. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Stockholders to change fundamental investment policies. However, any person from whom the Company borrows will not have either a veto power or a vote in approving or changing any of the Company’s fundamental policies. The interests of persons with whom the Company enters into leverage arrangements are not necessarily aligned with the interests of the Common Stockholders, and their claims on the Company’s assets will be senior to those of the Common Stockholders.

As a closed-end investment company registered with the SEC, the Company is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Company may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Company intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Company is a seller of a credit default swap, the Company will segregate assets to cover the full notional value of any obligation under the credit default swap. The Company may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Company’s willingness to utilize leverage, and the amount of leverage the Company will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Company’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Stock cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company’s investment objectives and policies.

Issuance of Company Preferred Stock. Although the Company is authorized, under the 1940 Act, to issue preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Company’s total assets less liabilities and indebtedness not represented by “senior securities” (as such term is defined in the 1940 Act), the Company anticipates that under current market conditions it is unlikely to offer preferred shares during its first twelve months of operations. If the Company issues preferred shares in the future, the Company will limit such issuance so that the total amount of leverage outstanding will not exceed 33 1/3% of Managed Assets. Any preferred shares issued by the Company would have complete priority upon distribution assets over the Common Stock. The issuance of preferred shares will leverage the Common Stock. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Company’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Company were not leveraged. If the dividend rate of the preferred shares exceeds the rate of return on the Company’s portfolio after taking expenses into consideration, the use of leverage will result in a lower rate of income than if the Company were not leveraged.

Under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Company intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Company and may also prohibit dividends and other distributions on the Common Stock in such circumstances. In order to meet redemption requirements, the Company may have to liquidate portfolio investments. Such liquidations and redemptions, or reductions in indebtedness, would cause the Company to incur related transaction costs and could result in capital losses to the Company. Prohibitions on dividends and other distributions on the Common Stock could impair the Company’s ability to qualify as a RIC under the Code. As discussed under “Description of Capital Structure,” if the Company has preferred shares outstanding, two of the Company’s Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Company will be elected by Common Stockholders and holders of preferred shares voting together as a single class. In the event the Company failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Company. This voting power may negatively affect Common Stockholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Stockholders. Any trustees elected by preferred shareholders will represent both Common Stockholders and holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Stockholders differ from those of holders of preferred shares.

The Company may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Company may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Company’s portfolio in accordance with the Company’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Company may be forced to liquidate investments at times and at prices that are not favorable to the Company, or the Company may be forced to forego investments that the Adviser otherwise views as favorable.

Leverage Effects. The extent that the Company employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Assuming the Company enters into a credit facility to obtain leverage, representing [•]% of Managed Assets (including the amounts of leverage obtained through the use of such borrowing), at an annual effective interest expense rate of [•]% payable by the Company on such borrowing (based on market interest rates as of the date of this prospectus), the annual return that the Company’s portfolio must experience (net of expenses) in order to cover such costs of the borrowing under the credit facility would be [•]%. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. Of course, the figures are merely estimates based on current market conditions, used for illustration purposes only. Actual interest expenses associated with borrowings by the Company may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Stock total return, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in the Company’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Company. The table further assumes that the Company uses borrowings representing [•]% of Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of [•]%.

Assumed Portfolio Return (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding Common Stock Return	-[•]	%	-[•]	%	[•]	%	[•]	%	[•]	%

Corresponding Common Stock Return is composed of two elements: the Common Stock dividends paid by the Company (the amount of which is largely determined by the net investment income of the Company after paying dividends or interest on its leverage) and gains or losses on the value of the investments the Company owns. As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Company must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Company uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Company does not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Stockholders, as only the Common Stockholders would bear the fees and expenses incurred through the Company’s use of leverage. See “Conflicts of Interest.” The Company’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors.

RISK FACTORS

An investment in Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following discussion summarizes the principal risks associated with an investment in the Company, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Company’s.

Dry Cargo Shipping Industry Risk. Adverse economic, political, social or other developments can decrease demand and prospects for growth in the shipping industry and thereby could reduce revenue significantly, which would affect the ability of a borrower to repay a loan made by the Company. The cyclical nature of the international dry cargo shipping industry may lead to fluctuations in charter rates, profitability and, consequently, vessel values. The Company anticipates that the future demand for dry cargo carriers and dry cargo charter rates will be dependent upon demand for imported commodities, economic growth in the emerging markets, including the Asia Pacific region, India, Brazil and Russia and the rest of the world, seasonal and regional changes in demand and changes to the capacity of the world fleet. In particular, the Asian Pacific economies and India have been the main driving force behind the current increase in seaborne dry cargo trade and the demand for dry cargo carriers. A negative change in economic conditions in any Asian Pacific country, but particularly in China, Japan or India, may reduce demand and resultant charter rates.

The demand for dry cargo vessels has generally been influenced by, among other factors:

•                  global and regional economic conditions;

•                  developments in international trade;

•                  changes in seaborne and other transportation patterns, such as port congestion and canal closures;

•                  weather and crop yields;

•                  armed conflicts and terrorist activities including piracy;

•                  political developments; and

•                  embargoes and strikes.

The supply of dry cargo vessel capacity has generally been influenced by, among other factors:

•                  the number of vessels that are in or out of service;

•                  the scrapping rate of older vessels;

•                  port and canal traffic and congestion;

•                  the number of newbuilding deliveries; and

•                  vessel casualties.

With a dry cargo carrier, the cargo itself and its interaction with the vessel can be an operational risk. By their nature, dry cargoes are often heavy, dense, easily shift, and react badly to water exposure. In addition, dry cargo carriers can be subjected to battering treatment during unloading operations with grabs, jackhammers (to pry encrusted cargoes out of the hold) and small bulldozers. This treatment may cause damage to the vessel. Vessels damaged due to battering treatment during unloading procedures may be more susceptible to structural damage to their hull. Hull breaches in dry cargo carriers may lead to the flooding of the vessels’ holds. If a dry cargo carrier suffers flooding in its holds, the bulk cargo may become so dense and waterlogged that its pressure may buckle the vessel’s bulkheads leading to the loss of the vessel.

Tanker Shipping Industry Risk. The tanker industry is both cyclical and volatile in terms of charter rates and profitability, which may affect the ability of a borrower to repay a loan made by the Company. The recent prolonged downturn in the tanker industry may continue and adversely affect the Company’s borrowers. Fluctuations in charter rates and tanker values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil, oil products and chemicals. The factors affecting the supply and demand for tankers are outside of a borrower’s control, and the nature, timing and degree of changes in industry conditions are unpredictable.

The factors that influence demand for tanker capacity include:

•                  supply of and demand for oil, oil products and chemicals;

•                  regional availability of refining capacity;

•                  global and regional economic and political conditions;

•                  the distance oil, oil products and chemicals are to be moved by sea;

•                  changes in seaborne and other transportation patterns;

•                  environmental and other legal and regulatory developments;

•                  currency exchange rates;

•                  weather;

•                  competition from alternative sources of energy; and

•                  international sanctions, embargoes, import and export restrictions, nationalizations and wars.

The factors that influence the supply of tanker capacity include:

•                  the number of newbuilding deliveries;

•                  the scrapping rate of older vessels;

•                  conversion of tankers to other uses;

•                  the price of steel and other raw materials;

•                  the number of vessels that are out of service; and

•                  environmental concerns and regulations.

The market values of tankers have generally experienced high volatility. The market prices for tankers declined significantly from historically high levels reached in early 2008 and remain at relatively low levels.

Container Shipping Industry Risk. The container shipping industry is cyclical and volatile and the recent global economic recession has resulted in decreased demand for container shipping, which may affect the ability of a borrower to repay a loan made by the Company.

The ocean-going shipping container industry is both cyclical and volatile in terms of charter hire rates and profitability. In the future, rates may decline from current levels. Fluctuations in charter rates result from changes in the supply and demand for ship capacity and changes in the supply and demand for the major products internationally transported by containerships. The factors affecting the supply and demand for containerships and supply and demand for products shipped in containers are outside of a borrower’s control, and the nature, timing and degree of changes in industry conditions are unpredictable.

The factors that influence demand for containership capacity include:

•                  supply and demand for products suitable for shipping in containers;

•                  changes in global production of products transported by containerships;

•                  the distance container cargo products are to be moved by sea;

•                  the globalization of manufacturing;

•                  global and regional economic and political conditions;

•                  developments in international trade;

•                  changes in seaborne and other transportation patterns, including changes in the distances over which container cargoes are transported;

•                  environmental and other regulatory developments;

•                  currency exchange rates; and

•                  weather.

The factors that influence the supply of containership capacity include:

•                  the number of newbuilding deliveries;

•                  the scrapping rate of older containerships;

•                  containership owner access to capital to finance the construction of newbuildings;

•                  the price of steel and other raw materials;

•                  changes in environmental and other regulations that may limit the useful life of containerships;

•                  the number of containerships that are sailing at reduced speed, or slow-steaming, to conserve fuel;

•                  the number of containerships that are out of service; and

•                  port congestion and canal closures.

The Company expects the market value of any type of vessel to fluctuate depending on general economic and market conditions affecting the shipping industry and prevailing charter hire rates, competition from other shipping companies and other modes of transportation, types, sizes and ages of vessels, applicable governmental regulations and the cost of newbuildings. A decrease in these values could also cause borrowers to breach certain covenants that are contained in their loan agreements with the Company. If the recoverable amounts of a borrower’s vessels further decline and they do breach such covenants and are unable to remedy the relevant breach, the Company could accelerate their debt and foreclose on vessels in their fleet. If the borrower does breach such covenants and is unable to remedy the breach, the Company could accelerate the borrower’s debt and foreclose on the vessels mortgaged to it.

Vessel Maintenance Risk. The risks and costs associated with vessels tend to increase as the vessels age. In some instances, charterers prefer newer vessels that are more fuel efficient than older vessels, which places the older vessels at a competitive disadvantage, especially in weaker markets. Cargo insurance rates also increase with the age of a vessel, making older vessels less desirable to charterers as well. Governmental regulations, safety or other equipment standards related to the age of the vessels and compliance with classification society standards and charter requirements or competition may require expenditures for alterations or the addition of new equipment to vessels and may restrict the type of activities in which these vessels may engage. In order to make such alterations or add such equipment, the vessels may need to be taken out of service, which will reduce the borrower’s revenues.

Vessels may suffer damage and may face unexpected dry-docking and repair costs, which could affect a borrower’s cash flow and financial condition and the ability of a borrower to repay its loan to the Company. Damaged vessels may need to be repaired at a dry-docking facility. The costs of dry-dock repairs are unpredictable and can be substantial, and may be increased depending on the geographical area. There are certain dry-docking and repair costs that insurance does not cover. The loss of earnings while these vessels are being repaired and repositioned, as well as the actual cost of these repairs, could decrease the borrower’s revenues and earnings substantially.

A failure to pass inspection by classification societies could result in a vessel being unemployable unless and until it passes inspection, resulting in a loss of revenues from the vessel for that period and a corresponding decrease in operating cash flows.

The hull and machinery of every commercial vessel must be classed by an international classification society authorized by its country of registry. The international classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the classification society and country of registry of the vessel and with the United Nations Safety of Life at Sea convention.

A vessel must undergo an annual survey, an intermediate survey and a special survey. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. Every vessel is also required to be dry-docked every two to three years for inspection of the underwater parts of such vessel.

If any vessel fails any annual survey, intermediate survey or special survey, the vessel may be unable to trade between ports and, therefore, would be unemployable, potentially causing a negative impact on a borrower’s revenues due to the loss of revenues from such vessel until she is able to trade again.

Relationships with Owners/Operators Risk. The Company’s business model depends to a significant extent upon strong referral relationships, and the Adviser’s inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect the Company’s business. The Company seeks to employ a process for origination activity that involves a thorough, intensive and continuous screening and vetting process. If the Company does not identify suitable vessels for origination, the Company may not be able to grow its assets.

Insurance Risks. The operation of ocean-going vessels in international trade is inherently risky. All risks may not be adequately insured against, and any particular claim may not be paid. Any extended vessel off-hire, due to adverse weather, mechanical failure, collisions, hazardous substance spills, seizure or expropriation of vessels by governments, pirates, combatants or other and other events, could have a material adverse effect on a borrower’s business. Any claims covered by insurance would be subject to deductibles, and since it is possible that a large number of claims may be brought, the aggregate amount of these deductibles could be material.

Borrowers may be unable to procure adequate insurance coverage at commercially reasonable rates in the future. For example, more stringent environmental regulations have led in the past to increased costs for, and in the future may result in the lack of availability of, insurance against risks of environmental damage or pollution. A catastrophic oil spill or marine disaster could exceed a borrower’s insurance coverage, which could harm the borrower’s business, financial condition and operating results. Changes in the insurance markets attributable to terrorist attacks may also make certain types of insurance more difficult for a borrower to obtain. In addition, the insurance that may be available to a borrower may be significantly more expensive than its existing coverage. A borrower’s insurance policies also contain deductibles, limitations and exclusions which can result in significant increased overall costs to a borrower.

Piracy Risk. The shipping industry has historically been affected by acts of piracy in regions such as the South China Sea, the Indian Ocean and the Gulf of Aden off the coast of Somalia. Although the frequency of sea piracy worldwide decreased during 2012 to its lowest level since 2009, sea piracy incidents continue to occur, particularly in the Gulf of Aden off the coast of Somalia and increasingly in the Gulf of Guinea off the West Coast of Africa, with dry bulk vessels and tankers particularly vulnerable to such attacks. These piracy attacks resulted in regions being characterized by insurers as “war risk” zones as the Gulf of Aden temporarily was in May 2008 or Joint War Committee (JWC) “war and strikes” listed areas. Premiums payable for such insurance coverage could increase significantly and such insurance coverage may be more difficult to obtain. Crew costs, including those due to employing onboard security guards, could increase in such circumstances. In addition, while a borrower may believe the charterer remains liable for charter payments when a vessel is seized by pirates, the charterer may dispute this and withhold charter hire until the vessel is released. A charterer may also claim that a vessel seized by pirates was not “on-hire” for a certain number of days and it is therefore entitled to cancel the charter party, a claim that a borrower would dispute. A borrower may not be adequately insured to cover losses from these incidents, which could have a material adverse effect on it. In addition, detention hijacking as a result of an act of piracy against a borrower’s vessel, or an increase in cost, or unavailability of insurance for a borrower’s vessel, could have a material adverse impact on a borrower’s business, financial condition, results of operations and cash flows. Acts of piracy on ocean-going vessels have increased in frequency, which could adversely affect a borrower’s business and operations and its ability to repay its loan to the Company.

Contraband Risk. The smuggling of drugs or other contraband onto a borrower’s vessels may lead to governmental claims against it. Vessels will call in ports where smugglers may attempt to hide drugs and other contraband on vessels, with or without the knowledge of crew members. To the extent a borrower’s vessels are found with contraband, whether inside or attached to the hull of a borrower’s vessel and whether with or without the knowledge of any of its crew, the borrower may face governmental or other regulatory claims which could have an adverse effect on a borrower’s business, results of operations, cash flows and financial condition and its ability to repay its loan to the Company.

Wartime Risk. Governments could requisition a borrower’s vessel during a period of war or emergency, which may negatively impact a borrower’s business, financial condition, results of operations and available cash and its ability to repay its loan to the Company. A government could requisition for title or hire. Requisition for title occurs when a government takes control of a vessel and becomes the owner while requisition for hire occurs when a government takes control of a vessel and effectively becomes the charterer at dictated charter rates. Generally, requisitions occur during a period of war or emergency, although governments may elect to requisition vessels in other circumstances. Although a borrower would be entitled to compensation in the event of a requisition of one or more of such borrower’s vessels, the amount and timing of payment would be uncertain. Government requisition of one or more of a borrower’s vessels may negatively impact a borrower’s business, financial condition, results of operations and available cash.

Maritime Claims Risk. Maritime claimants could arrest a borrower’s vessel, which would have a negative effect on a borrower’s cash flows. Under general maritime law in many jurisdictions, crew members, vessels mortgagees, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. The arrest or attachment of one or more of a borrower’s vessels could interrupt a borrower’s business or require it to pay large sums of money to have the arrest lifted, which would have a negative effect on the borrower’s cash flows.

In addition, in some jurisdictions, such as South Africa, under the extended “sister ship” theory of liability, a claimant may arrest both the vessel that is subject to the claimant’s maritime lien and any “associated” vessel, which is any vessel owned or controlled by the same owner or operator. Claimants could try to assert “sister ship” liability against any vessel in a borrower’s fleet for claims relating to another of the borrower’s ships.

Labor Risk. If labor or other interruptions are not resolved in a timely manner, they could have a material adverse effect on a borrower’s business, results of operations, cash flows, financial condition and available cash. A borrower employs masters, officers and crews to man its vessels. If not resolved in a timely and cost-effective manner, industrial action or other labor unrest or any other interruption arising from incidents of whistle-blowing whether proven or not, could prevent or hinder a borrower’s operations from being carried out as expected and could have a material adverse effect on the borrower’s business, results of operations, cash flows, financial condition and available cash.

Natural Resources Risk. Changes in fuel, or bunker prices may adversely affect a borrower’s profitability. Fuel, or bunkers, is a significant expense in shipping operations for a borrower’s vessels employed on the spot market and can have a significant impact on a vessel’s profitability. With respect to a borrower’s vessels employed on time charter, the charterer is generally responsible for the cost and supply of fuel, however such cost may affect the charter rates the borrowers are able to negotiate for their vessels. The price and supply of fuel is unpredictable and fluctuates based on events outside a borrower’s control, including geopolitical developments, supply and demand for oil and gas, actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and other oil and gas producers, war and unrest in oil producing countries and regions, regional production patterns and environmental concerns. Further, fuel may become much more expensive in the future, which may reduce the profitability and competitiveness of a borrower’s business versus other forms of transportation, such as truck or rail.

Marine Disasters. The operation of ocean-going vessels entails the possibility of marine disasters including damage or destruction of the vessel due to accident, the loss of a vessel due to piracy or terrorism, damage or destruction of cargo and similar events that may cause a loss of revenue from affected vessels and damage a borrower’s business reputation.

For example, the costs of replacing a vessel or cleaning up a spill could substantially lower a borrower’s revenues by taking vessels out of operation permanently or for periods of time. The involvement of a borrower’s vessel in a disaster or delays in delivery or damages or loss of cargo may harm a borrower’s reputation as a safe and reliable vessel operator and cause it to lose business.

The total loss or damage of any of a borrower’s vessels or cargoes could harm its reputation as a safe and reliable vessel owner and operator. If borrowers are unable to adequately maintain or safeguard a borrower’s vessels, they may be unable to prevent any such damage, costs, or loss that could negatively impact its business, financial condition, results of operations and cash flows.

Changes in Law. Changes in the state and U.S. federal laws applicable to the Company, including changes to state and U.S. federal tax laws, or applicable to the Adviser and other investments or instruments in which the Company may invest, may negatively affect the Company’s current income to Common Stockholders. The Company may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

The Company and borrowers may be subject to various laws, regulations and conventions, including environmental and safety laws that could require significant expenditures both to maintain compliance with such laws and to pay for any uninsured environmental liabilities including any resulting from a spill or other environmental incident. The shipping business and vessel operation are materially affected by government regulation in the form of international conventions, national, state and local laws, and regulations in force in the jurisdictions in which vessels operate, as well as in the country or countries of their registration. Governmental regulations, safety or other equipment standards, as well as compliance with standards imposed by maritime self-regulatory organizations and customer requirements or competition, may require it to make capital and other expenditures. Because such conventions, laws and regulations are often revised, a borrower cannot predict the ultimate cost of complying with such conventions, laws and regulations, or the impact thereof on the fair market price or useful life of a borrower’s vessel. In order to satisfy any such requirements, a borrower may be required to take any of its vessels out of service for extended periods of time, with corresponding losses of revenues. In the future, market conditions may not justify these expenditures or enable a borrower to operate its vessels, particularly older vessels, profitably during the remainder of their economic lives. This could lead to significant asset write downs. In addition, violations of environmental and safety regulations can result in substantial penalties and, in certain instances, seizure or detention of a borrower’s vessel.

Additional conventions, laws and regulations may be adopted that could limit a borrower’s ability to do business, require capital expenditures or otherwise increase a borrower’s cost of doing business, which may materially adversely affect a borrower’s operations, as well as the shipping industry generally. In various jurisdictions legislation has been enacted, or is under consideration, that would impose more stringent requirements on air pollution and water discharges from a borrower’s vessels. For example, the International Maritime Organization (“IMO”) periodically proposes and adopts amendments to revise the International Convention for the Prevention of

Pollution from Ships (“MARPOL”), such as the revision to Annex VI which came into force on July 1, 2010. The revised Annex VI implements a phased reduction of the sulfur content of fuel and allows for stricter sulfur limits in designated emission control areas (“ECAs”). Thus far, ECAs have been formally adopted for the Baltic Sea and the North Sea including the English Channel. The North American ECA came into effect on August 1, 2012, and the United States Caribbean Sea ECA came into force on January 1, 2013, having effect from January 1, 2014. These ECAs will limit sulfur oxide, nitrogen oxide and particulate matter emissions. In California has adopted more stringent low sulfur fuel requirements within California regulated waters. In addition, the IMO, the United States and states within the United States have proposed or implemented requirements relating to the management of ballast water to prevent the harmful effects of foreign invasive species.

The operation of vessels is also affected by the requirements set forth in the International Safety Management (“ISM”) Code. The ISM Code requires ship owners and bareboat charterers to develop and maintain an extensive “Safety Management System” that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe vessel operation and describing procedures for dealing with emergencies. Further to this, the IMO has introduced the first ever mandatory measures for an international greenhouse gas reduction regime for a global industry sector. These Energy Efficiency measures took effect on January 1, 2013 and apply to all ships of 400 gross tonnage and above. They include the development of a ship energy efficiency management plan (“SEEMP”) which is akin to a safety management plan, with which the industry will have to comply. The failure of a ship owner or bareboat charterer to comply with the ISM Code and IMO measures may subject such party to increased liability, may decrease available insurance coverage for the affected vessels, and may result in a denial of access to, or detention in, certain ports.

For all vessels, international liability for oil pollution is governed by the International Convention on Civil Liability for Bunker Oil Pollution Damage (the “Bunker Convention”). In 2001, the IMO adopted the Bunker Convention, which imposes strict liability on ship owners for pollution damage and response costs incurred in contracting states caused by discharges, or threatened discharges, of bunker oil from all classes of ships. The Bunker Convention also requires registered owners of ships over a certain size to maintain insurance to cover their liability for pollution damage in an amount equal to the limits of liability under the applicable national or international limitation regime, including liability limits calculated in accordance with the Convention on Limitation of Liability for Maritime Claims 1976, as amended (the “1976 Convention”), discussed in more detail in the following paragraph. The Bunker Convention became effective in contracting states on November 21, 2008 and as of September 30, 2013 was in effect in 74 states. In non-contracting states, liability for such bunker oil pollution typically is determined by the national or other domestic laws in the jurisdiction where the spillage occurs.

The right of vessel owners to limit liability incurred under the Bunker Convention depends on the applicable national or international regime. The 1976 Convention is the most widely applicable international regime limiting maritime pollution liability. Rights to limit liability under the 1976 Convention are forfeited where a spill is caused by a ship owner’s intentional or reckless conduct. Certain jurisdictions have ratified the IMO’s Protocol of 1996 to the 1976 Convention (the “Protocol of 1996”). The Protocol of 1996 provides for substantially higher liability limits in those jurisdictions than the limits set forth in the 1976 Convention. Finally, some jurisdictions, such as the United States, are not a party to either the 1976 Convention or the Protocol of 1996, and, therefore, a ship owner’s rights to limit liability for maritime pollution in such jurisdictions may be uncertain.

Environmental legislation in the United States merits particular mention as it is in many respects more onerous than international laws, representing a high-water mark of regulation with which ship owners and operators must comply, and of liability likely to be incurred in the event of non-compliance or an incident causing pollution. Such regulation may become even stricter if laws are changed as a result of the April 2010 Deepwater Horizon oil spill in the Gulf of Mexico. In the United States, the Oil Pollution Act (“OPA”) establishes an extensive regulatory and liability regime for the protection and cleanup of the environment from cargo and bunker oil spills from vessels, including tankers. The OPA covers all owners and operators whose vessels trade in the United States, its territories and possessions or whose vessels operate in United States waters, which includes the United States’ territorial sea and its 200 nautical mile exclusive economic zone. Under the OPA, vessel owners, operators and bareboat charterers are “responsible parties” and are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third-party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from discharges or substantial threats of discharges, of oil from their vessels. In response to the 2010 Deepwater Horizon oil incident in the Gulf of Mexico, the U.S. House of Representatives passed and the U.S. Senate considered but did not pass a bill to strengthen certain requirements of the OPA; similar legislation may be introduced in the 113th Congress.

In addition to potential liability under the federal OPA, vessel owners may in some instances incur liability on an even more stringent basis under state law in the particular state where the spillage occurred. For example, California regulations prohibit the discharge of oil, require an oil contingency plan be filed with the state, require that the ship owner contract with an oil response organization and require a valid certificate of financial responsibility, all prior to the vessel entering state waters.

In 2012, President Barack Obama signed Executive Order 13608, which prohibits foreign persons from violating or attempting to violate, or causing a violation of any sanctions in effect against Iran or facilitating any deceptive transactions for or on behalf of any person subject to U.S. sanctions. Any persons found to be in violation of Executive Order 13608 will be deemed a foreign sanctions evader and will be banned from all contacts with the United States, including conducting business in U.S. dollars. Also in 2012, President Obama signed into law the Iran Threat Reduction and Syria Human Rights Act of 2012, or the Iran Threat Reduction Act, which created new sanctions and strengthened existing sanctions. Among other things, the Iran Threat Reduction Act intensifies existing sanctions regarding the provision of goods, services, infrastructure or technology to Iran’s petroleum or petrochemical sector. The Iran Threat Reduction Act also includes a provision requiring the President of the United States to impose five or more sanctions from Section 6(a) of the Iran Sanctions Act, as amended, on a person the President determines is a controlling beneficial owner of, or otherwise owns, operates, or controls or insures a vessel that was used to transport crude oil from Iran to another country and (1) if the person is a controlling beneficial owner of the vessel, the person had actual knowledge the vessel was so used or (2) if the person otherwise owns, operates, or controls, or insures the vessel, the person knew or should have known the vessel was so used. Such a person could be subject to a variety of sanctions, including exclusion from U.S. capital markets, exclusion from financial transactions subject to U.S. jurisdiction, and exclusion of that person’s vessels from U.S. ports for up to two years.

In the last decade, the European Union (“EU”) has become increasingly active in the field of regulation of maritime safety and protection of the environment. In some areas of regulation the EU has introduced new laws without attempting to procure a corresponding amendment to international law. Notably, the EU adopted a directive in 2005, as amended in 2009, on ship-source pollution, imposing criminal sanctions for pollution not only where pollution is caused by intent or recklessness (which would be an offense under MARPOL), but also where it is caused by “serious negligence.” The concept of “serious negligence” may be interpreted in practice to be little more than ordinary negligence. The directive could therefore result in criminal liability being incurred in circumstances where it would not be incurred under international law. Criminal liability for a pollution incident could not only result in borrowers incurring substantial penalties or fines, but may also, in some jurisdictions, facilitate civil liability claims for greater compensation than would otherwise have been payable.

Political and/or Compliance Risk. A borrower’s international activities increase the compliance risks associated with economic and trade sanctions imposed by the United States, the European Union and other jurisdictions. A borrower’s international operations could expose it to trade and economic sanctions or other restrictions imposed by the United States or other governments or organizations, including the United Nations, the European Union and its member countries. Under economic and trading sanctions laws, governments may seek to impose modifications to business practices, and modifications to compliance programs, which may increase compliance costs, and may subject it to fines, penalties and other sanctions. It is an event of default in all loan agreements for borrowers to violate U.S., the United Nations and EU sanctions, though this cannot actually prevent owners from sailing their ships into prohibited waters.

During 2011 and continuing into 2014, the scope of sanctions imposed against the government of Iran and persons engaging in certain activities or doing certain business with and relating to Iran has been expanded by a number of jurisdictions, including the United States, the European Union and Canada. In 2010, the United States enacted the Comprehensive Iran Sanctions Accountability and Divestment Act (“CISADA”), which expanded the scope of the former Iran Sanctions Act. Among other things, CISADA expands the application of the prohibitions to non-U.S. companies and introduces limits on the ability of companies and persons to do business with Iran.

Expansion of sanctions programs, embargoes and other restrictions in the future (including additional designations of countries subject to sanctions), or modifications in how existing sanctions are interpreted or enforced, could prevent a borrower’s vessels from calling on ports in sanctioned countries or could limit their cargoes. If any of the risks described above materialize, it could have a material adverse impact on a borrower’s business and results of operations.

No Operating History. The Company is a newly organized, non-diversified, closed-end investment company. As such, the Company has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Company is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in the Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Stock represents an indirect investment in the investments and other financial assets owned by the Company. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Adviser’s responses to these market movements may not be successful. The Common Stock at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Company anticipates using leverage, which will magnify the risk. See “Risk Factors—Leverage Risk.”

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Stock may likewise trade at a discount from NAV. The trading price of the Common Stock may be less than the public offering price. The returns earned by the Common Stockholders who sell their Common Stock below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Company’s public offering. As a result, the Company is designed primarily for long-term investors.

Management Risk. The Company is subject to management risk because it relies on the Adviser’s diligence, expertise, business relationships and ability to pursue the Company’s investment objectives. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that they will produce the desired results. The Adviser’s investment decisions might produce losses or cause the Company to underperform when compared to other funds with similar investment goals.

The Company will depend on the diligence, expertise and business relationships of the senior management of the Adviser. The Adviser’s senior investment professionals and senior management, will evaluate, negotiate, structure, close and monitor the Company’s investments.

The Company’s success will depend on the continued service of this senior management team of the Adviser. All of these individuals will devote significant amounts of their time to non-Company related activities. To the extent these individuals are unable to, or do not, devote sufficient amounts of their time and energy to the Company’s affairs, the Company’s performance may be adversely affected. In addition, to the extent that the Company’s assets continue to grow, the Adviser may have to source additional personnel, and to the extent it is unable to source qualified individuals, the Company’s growth may be adversely affected.

Fair Valuation Risk.  Under the 1940 Act, the Company is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Company in accordance with its written valuation policy with the Board having final responsibility for overseeing, reviewing and approving, in good faith, the Company’s estimate of fair value. The Company expects that most of its portfolio will consist of loans directly originated by the Company and there will not be a public market for the type of investments the Company holds. As a result, the Company will value its investments at fair value based on relevant information compiled by the Adviser, and third-party pricing services (when available) with the oversight, review and approval of the Board.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Company’s portfolio, are to a certain degree subjective and dependent on a valuation process approved by the Company’s Board. Certain factors that may be considered in determining the fair value of the Company’s investments include the nature and realizable value of any collateral, the borrower’s earnings and its ability to make payments on its indebtedness, and other relevant factors.

Because such valuations, and particularly valuations of private investments, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Company’s determinations of fair value may differ materially from the values that would have been used if an active public market for these investments existed. The Company’s determinations of the fair value of its investments have a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to materially understate or overstate the value that it may ultimately realize on one or more of its investments. Investors purchasing the Common Stock based on an overstated NAV may pay a higher price than the value of its investments might warrant. Conversely, Common Stockholders selling Common Stock during a period in which the NAV understates the value of the Company’s investments may receive a lower price for their Common Stock than the value of the Company’s investments might warrant.

Credit Risk. The Company’s borrowers may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Company, a reduction in the value of the senior secured loans experiencing nonpayment and, potentially, a decrease in the NAV of the Company. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the loan.  There may be additional costs associated with seizing any secured collateral.

A general economic downturn or tightening in the credit markets could materially negatively impact the ability of the Company’s borrowers to repay their loans, which could materially negatively impact the Company’s investment performance. Numerous other factors may affect a borrower’s ability to repay a loan from the Company, including the failure to meet its business plan or a downturn in the global shipping industry. A borrower’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets.

High Yield (“Junk Bond”) Risk. Substantially all of the Company’s loans may be classified as “junk.” In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the borrower’s failure to make timely interest and principal payments. The market values of certain of these lower-rated and unrated loans tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Major economic recessions such as those recently (and in some cases, currently) experienced globally may have an adverse impact on the value of such loans and the ability of the borrowers to repay principal and interest thereon, thereby increasing the incidence of default of such loans. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield loans.

Leverage Risk. Although the Company presently intends to utilize leverage, there can be no assurance that the Company will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Company to greater risk and higher costs than if it were not implemented. Initially, the Company expects to enter into a credit facility to obtain leverage in an amount equal to approximately [•]% of the Managed Assets immediately after giving effect to the borrowing. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Company’s total leverage, either through borrowings, preferred stock issuance, reverse repurchase agreements, dollar rolls or similar transactions, may not exceed 33 1/3% of the Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional investments creates an opportunity for increased common share net investment income dividends, but also creates risks for Common Stockholders, including increased variability of the Company’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Company’s portfolio will be magnified when the Company uses leverage. As a result, leverage may cause greater changes in the Company’s NAV, which could have a material adverse impact on the Company’s business, financial condition and results of operations. The Company will also have to pay interest and dividends on its borrowings, which may reduce the Company’s current income. This interest expense may be greater than the Company’s current income on the underlying investment. The Company’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the Common Stockholders, including:

•                                          The likelihood of greater volatility of NAV, market price and dividend rate of the Common Stock than a comparable portfolio without leverage;

•                                          The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Company must pay will reduce the return to the Common Stockholders;

•                                          The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Company were not leveraged, may result in a greater decline in the market price of the Common Stock;

•                                          When the Company uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Company did not use leverage, including periods when the Company is losing money, and because the fees paid will be calculated based on the Managed Assets there may be a financial incentive to the Adviser to increase the Company’s use of leverage and create an inherent conflict of interests;

•                                          Leverage increases operating costs, which will be borne entirely by the Common Stockholders and may reduce total return; and

•                                          Certain types of borrowings and issuances of preferred stock by the Company may result in the Company being subject to covenants relating to asset coverage and Company composition requirements.

The Company may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Company. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Company’s portfolio in accordance with the Company’s investment objectives and policies.

As a closed-end investment company registered with the SEC, the Company is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Company may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act.

The Company intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Company is a seller of a credit default swap, the Company will segregate assets to cover the full notional value of any obligation under the credit default swap. The Company may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Interest Rate Risk. When the general level of interest rates goes up, the prices of most fixed-income investments go down. When the general level of interest rates goes down, the prices of most fixed-income investments go up. The amount of income the Company receives from its investments may fluctuate based upon changes in interest rates and, in a declining and/or low interest rate environment, these investments will produce less income, which will impact the Company’s performance. As of the date of this prospectus, interest rates in the United States are at, or near historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. An increase in interest rates would make it easier for the Company to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Company—The Adviser.”

The Company may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. No strategy can completely insulate the Company from the risks associated with interest rate changes, and there is a risk that the Company’s strategy may provide no protection at all and will potentially compound the impact of changes in interest rates. Hedging transactions involve certain additional risks such as counterparty risk, leverage risk, the legal enforceability of hedging contracts, the early repayment of hedged transactions and the risk that unanticipated and significant changes in interest rates may cause a significant loss of basis in the instrument and a change in current period expense. The Company may not be able to enter into hedging transactions or such hedging transactions may not adequately protect the Company against the foregoing risks.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate investments, such payments often occur during periods of declining interest rates, forcing the Company to reinvest in lower yielding investments, resulting in a possible decline in the Company’s income and distributions to shareholders. This is known as prepayment or “call” risk. Under these circumstances, the Company is subject to reinvestment risk to the extent that it is unable to reinvest the cash received from such prepayments, redemptions and repurchases at rates that are comparable to the interest and dividend rates on its existing investments.

Senior Secured Loans Risk. Although the senior loans which the Company will originate generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan or could recover nothing of what it is owed on the senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Company will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, the costs of liquidating collateral could be substantial to the Company.

Restricted Securities Risk. The Company will invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Company has a contractual right to sell, the Company may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Company would be permitted to sell, during which time the Company would bear market risks.

Liquidity Risk. Most of the assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that the Company would be able to realize the value at which it carries such assets if the Company needs to dispose of them. As a result, the Company can provide no assurance that any given asset could be sold at a price equal to value at which the Company carries it.

Investments in certain derivatives positions will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Adviser Incentive Fee Risk. The Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Company may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Company’s portfolio or if the Company incurs a net loss for that quarter.

Any Incentive Fee payable by the Company that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a borrower defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Company for any part of the Incentive Fee it received that was based on accrued income that the Company never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Company’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Company to the Adviser may create an incentive for it to make loans on the Company’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Company’s investments. In addition, the fact that the advisory fee is payable based upon Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Common Stockholders. Such a practice could result in the Company’s making more risky loans than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Company may increase, which would tend to further reduce returns to Common Stockholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Company’s portfolio.

Derivative Transactions Risk. The Company may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, for cash management, financing activities, hedging and risk management purposes. The Company also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.” The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, segregation and coverage requirements imposed under the 1940 Act could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment or may cause the Company to hold a security that it might otherwise sell.

Investing in Derivative Transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, Derivative Transactions could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage to seek to enhance returns. Although the Company does not intend to use Derivative Transactions for speculative purposes, if the Company does, it will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Company to risks, including but not limited to counterparty risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a Derivative Transaction (whether a clearing corporation in the case of cleared instruments or another third-party) will be unable to honor its financial obligation to the Company. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Company’s counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Company’s counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Company may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a Derivative Transaction, the Derivative Transaction would typically be terminated at its fair market value. If the Company is owed this fair market value in the termination of the Derivative Transaction and its claim is unsecured, the Company will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC Derivative Transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Company.

The Company and the Adviser seek to deal only with counterparties of high creditworthiness. The Adviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Company seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Adviser to correctly forecast market conditions, liquidity, market values, market movements and other applicable factors, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Company could receive lower interest payments or experience a reduction in the value of the derivative below what the Company paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Foreign Currency Risk. The Company’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Changes in currency exchange rates can increase or decrease the U.S. dollar value of the Company’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Regulatory Risk. The derivatives in which the Company may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, the enactment of financial reform legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), could have an adverse effect on the Company’s ability to use derivative instruments. The Dodd-Frank Act provides for new and increased regulation of certain portions of the derivatives market, including, among others, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit and minimum net capital and registration requirements. Although the U.S. Commodity Futures Trading Commission (the “CFTC”) has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Company’s ability to engage in Derivatives Transactions (for example, by making certain types of Derivatives Transactions no longer available to the Company) and/or increase the costs of such Derivatives Transactions (for example, by increasing margin, capital or reporting requirements), and the Company may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

In addition, the CFTC has recently amended the exclusion from registration requirements under the Commodity Exchange Act, as amended (“CEA”), that is available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In the event that the Company’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, the Adviser may be required to register as a “commodity pool operator” and as a “commodity trading advisor” with the CFTC with respect to the Company. In the event the Adviser is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Company, which may increase the Company’s expenses. However, the Company or Adviser on behalf of the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to continue to claim such exclusion.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Company from using such instruments as part of its investment strategy, which could negatively affect the Company’s performance.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, may be considered senior securities unless steps are taken to segregate the Company’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Company may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Investment Objectives and Strategy—Other Investment Techniques—Leverage” in this prospectus. The Company may be unable to use such segregated assets for certain other purposes, which could result in the Company earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Company’s assets are segregated or committed as cover, it could limit the Company’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Distribution Risk. There can be no assurance that quarterly distributions paid by the Company to Common Stockholders will be maintained at initial levels, remain stable or increase over time. The quarterly distributions that Common Stockholders are expected to receive from the Company will be derived from the Company’s dividends and interest income after payment of Company expenses. The Company’s cash available for distribution may vary widely over the short and long term.

Illiquid Investment Risk. The Company may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Company has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the “1933 Act”). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Company’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Company’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Company may be unable to sell other illiquid investments when it desires to do so, resulting in the Company obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Company’s NAV and the price the Company actually receives upon sale.

Equity Securities Risk. When the Company originates loans, it may acquire equity securities from the borrower or subsidiaries of the borrower related to the underlying vessel and loan. In addition, the Company may invest in the equity securities of private middle market shipping companies independent of any loan. The equity interests the Company holds may not appreciate in value and, in fact, may decline in value. Accordingly, the Company may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Company experiences.

Non-Diversification Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Company intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Company’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Company’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Company invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Portfolio Turnover. The Company may engage in short-term trading strategies, and investments may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Company. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Company’s performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at the Adviser may now or in the future manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds and other commingled funds. The Company’s portfolio managers listed in this prospectus who are primarily responsible for the day-to-day management of the Company (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Company. Investment Personnel make investment decisions for each account, including the Company, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell investments for one account and not another account, and the performance of investments purchased for one account may vary from the performance of investments purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Company and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Company.

Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Company, or make investment decisions that are similar to those made for the Company, both of which have the potential to adversely impact the Company depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Company and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Company’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Company. Some Investment Personnel are eligible to receive incentive payments from the Adviser. Because such incentive payments paid to Investment Personnel are tied to revenues earned by the Adviser, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Investment Professional, including the Company. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Conflicts of Interest” and “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Temporary Defensive Positions. The Company may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Company may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Company will not be pursuing its investment objectives in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Company will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Company invests defensively, it likely will not achieve its investment objectives.

Anti-Takeover Provisions. The Company’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Company or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Stock at a premium over the then current market price of the Common Stock.

Tax Risk. To qualify for the special tax treatment available to RICs, the Company must: (i) derive in each taxable year at least 90% of its gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter of each taxable year, and (iii) distribute in respect of each taxable year an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest. If the Company failed to meet any of these requirements, subject to the opportunity to cure such failures, if eligible under applicable provisions of the Code, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Stockholders. In such case, all distributions by the Company from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction in the case of corporate Common Stockholders. In addition, in order to requalify for taxation as a RIC, the Company might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

In this regard, the Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to acquire equity participations in vessels with stable income streams provided by fixed contracts or in cases where the opportunity exists to acquire a vessel at a below-market purchase price. Generally, where the Company acquires an equity participation in a vessel, it will do so by acquiring an equity interest in an SPV which owns the individual vessel.

Depending on the particular facts and circumstances, an SPV may be treated, for U.S. tax purposes, as a passive foreign investment company (“PFIC”), or as a controlled foreign corporation (“CFC”).  In such a case, the amount, timing and character or income or gains that the Company derives from an investment in such an SPV would be affected, and in some cases, there could possibly be a tax imposed on the Company with respect to earnings from an SPV investment.  The activities of an SPV could also result in the imposition of U.S. tax and/or foreign taxes on the SPV, which could decrease the Company’s economic return from an investment in an SPV.

As discussed above and further in “U.S. Federal Income Tax Matters,” the Company would need to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable treatment as a RIC.  If the Company enters into other types of transactions besides origination and lending, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, and applicable regulatory rules and authorities.  However, there is no direct authority specifically addressing the application of the rules applicable to RICs to certain potential activities that may be entered into by the Company.  As a result, in certain cases, the tax treatment of an activity entered into by the Company may be uncertain and there can be no assurance that the Internal Revenue Service (“IRS”), or a court of law, will agree with the Company’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, which would have adverse consequences as described in “U.S. Federal Income Tax Matters,” or with respect to other aspects of the tax treatment of a transaction, which could affect the amount, timing and character of taxable income or gains.

It should also be noted that the tax treatment investments by a RIC in subsidiaries or certain other indirect investments could be adversely affected by future guidance issued by the IRS and/or by legislation.  Although the IRS has previously issued favorable private letter rulings (which may not be relied on by other taxpayers) relating to investments by RICs through certain wholly owned subsidiaries treated as CFCs, the IRS is currently not issuing such private letter rulings, and the holdings in these private letter rulings have been questioned by certain members of Congress.  It is possible that any further guidance and/or legislation could potentially affect the tax treatment of certain transactions or activities entered into by the Company.

Furthermore, the tax treatment and characterization of the Company’s distributions may vary significantly from time to time due to the nature of the Company’s investments. The ultimate tax characterization of the Company’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Company may make distributions during a calendar year that exceed the Company’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Company’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Stockholder’s tax basis in his or her Common Stock, with any amounts exceeding such basis treated as gain from the sale of his or her Common Stock. The Company’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Stock, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Company’s investment strategies, it is not anticipated that a significant portion of the Company’s distributions will consist of tax-advantaged qualified dividend income. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Furthermore, to receive qualified dividend income treatment, the Company must meet holding period and other requirements with respect to the dividend-paying investments in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Stock. Holding periods may be affected by certain of the Company’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Given the risks described above, an investment in the Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Company.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Board oversees the overall management of the Company under Delaware law and the 1940 Act. The names and business addresses of the trustees and officers of the Company and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and Officers” in the SAI.

The Adviser

Four Wood Capital Advisors, LLC is the Company’s investment adviser and is registered with the SEC as an investment adviser under the Advisers Act. FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies and institutional investors. FWCA is a wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”).

The Adviser provides office space to the Company and administrative and clerical services relating to the Company’s books and records and preparation of reports.

The Adviser’s management team has a strong operating track record, domain expertise and practical experience across both the global shipping industry and the public securities markets. The Adviser’s management team has 132 years of combined experience in the shipping industry across vessel management, financing and investment banking at traditional lenders to the shipping industry. The management team has been responsible for the origination, underwriting and banking of over 500 maritime transport transactions with an aggregate transaction value of approximately $3 billion. Their collective work straddles both private and public sector deal experience with underwriting and managing shipping loans and other credit instruments.

The Adviser’s management team has also been involved in the commercial and technical aspects of fleet management, overseeing approximately 50 vessels with an aggregate value of more than $300 million. The Company intends to capitalize on the Adviser’s proprietary network of industry relationships, which is expected to offer an origination pipeline for senior secured, first-lien middle market shipping transactions.

Advisory Agreement. Under the general supervision of the Board, the Adviser administers the business and affairs of the Company. The Adviser also manages the investment and reinvestment of the assets of the Company. Specifically, the Adviser is responsible for obtaining business for the Company, checking loan applications and ensuring they are within the lending policies agreed to by the Company with the Adviser, structuring facilities to ensure that the interests of the Company are protected, preparing submissions to the Adviser’s credit committee, ensuring proper execution of the loan documents and all other monitoring of the lending process and loan documentation.

Additionally, the Adviser will monitor the collection of monthly retentions from freight and charter hire receipts, representing one-third of each quarterly installment of principal and interest, payments of installments, and payments of interest. Where any problems arise, the Adviser will take action to resolve the issues.

The Adviser will also submit to the Company quarterly reports on the activities undertaken by the Adviser on the Company’s behalf, which will include the status of all lending. It will detail any problems which have arisen, the action being taken, and the effectiveness of it.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Four Wood Marine Advisors LLC (“FWMA”), an affiliate of the Adviser. FWMA is not registered with the SEC as an investment adviser under the 1940 Act. FWMA has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which FWMA is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.

Investment professionals from FWMA may render portfolio management, research and other services to the Company under the MOU and are subject to supervision by the Adviser.

In return for these services, the Company has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 2.00% of the average daily Managed Assets of the Company and an Incentive Fee. The Adviser will not be liable to the Company except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement, Managed Assets means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Incentive Fee is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Company’s “adjusted capital,” equal to [•]% per quarter (or an annualized hurdle rate of [•]%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the advisory fee, expenses reimbursed to the Adviser under the Fund Administration and Accounting Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Company from the sale of Common Stock (including pursuant to the Company’s dividend reinvestment plan).

The calculation of the Incentive Fee for each quarter is as follows:

•                  No Incentive Fee is payable in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of [•]%;

•                  [•]% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to [•]% in any calendar quarter ([•]% annualized) is payable to the Adviser. This portion of the Company’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to [•]% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of [•]% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches [•]% in any calendar quarter; and

•                  [•]% of the Company’s pre-incentive fee net investment income, if any, that exceeds [•]% in any calendar quarter ([•]% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved ([•]% of all the Company’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Company’s pre-incentive fee net investment income

(expressed as a percentage of the Company’s adjusted capital)

Percentage of the Company’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Trustees”). The Company or the Adviser may terminate the Advisory Agreement at any time without penalty on 60 days’ written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.

The Company and the Adviser have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit personnel of the Adviser to invest in securities (including securities that may be purchased or held by the Company) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Portfolio Managers

The Adviser will be responsible for the day-to-day management of the Company’s portfolio investments. The Company is managed by a team of portfolio managers at FWMA which is led by:

James S. Slater. Mr. Slater is the Chief Executive Officer of FWMA and has supervisory responsibility across structuring and underwriting activity of the Company’s senior secured lending activity, as well as overseeing internal risk management activities for the Company. He serves as a member of the FWMA Credit Committee as well as a member of the FWMA Management Board. Mr. Slater began his banking career immediately after completing his studies and acquired a solid grounding in commercial, corporate, and international banking through work in the domestic and international areas of the Royal Bank of Scotland in Glasgow and London where he held senior positions. For eight years he was General Manager of RBS in Greece (the sixth largest bank in the Country), and was authorized by the Bank of England as an individual appropriately qualified to be fully responsible for the operation of a unit of a British Authorized Bank in a foreign jurisdiction. He is both a commercial and shipping banker, in addition to having experience in private banking, and holds a degree from the Chartered Institute of Bankers in Scotland, and received further education at The Manchester Business School.  He is a Past President of The British Hellenic Chamber of Commerce, and is presently Vice Chairman of Campion School Inc. registered in Massachusetts.

Dimitri Andonatos. Mr. Andonatos is the Chief Operating Officer of FWMA and has supervisory responsibilities across account management, origination, and transaction sourcing, structuring and loan execution within the Company’s senior secured lending operation.  He serves as a member of the FWMA Credit Committee as well as a member of FWMA Management Board. Mr. Andonatos was educated in England at Westminster School and Oxford University and after working for one year in his family shipping firm, joined Credit Suisse First Boston as an investment banker. He was then recruited into the Shipping Division of Bankers Trust Company (now part of Deutsche Bank) and thereafter joined Nordic Bank, London (which subsequently became Den norske Bank). He has been involved in the financing of over 800 vessels over a 20 year banking career and has an extensive list of shipping contacts, having successfully dealt with over 160 clients worldwide.  More recently he was Finance Director of two shipping companies in Piraeus.

Alexandra Sotirchou. Ms. Sotirchou is the Chief Administrative Officer of FWMA and is focused on correspondent banking and risk management activities including loan processing, documentation, surveillance and treasury services for the Company. Ms. Sotirchou has worked in major international banks for many years, including Bank of Nova Scotia and Royal Bank of Scotland. For the past twelve years she has been Director of two large group wide divisions of EFG Eurobank, Athens. She has intimate knowledge of the mechanics of bank administration and transactional banking, including the establishment and running of accounts and the maximization of profits from those accounts for the bank. She was Eurobank’s representative for Swift and the European Banking Association, and during her time there, held the Chair of the SWIFT Greek User Group, being elected to that position by the Greek Banking Community. In this capacity she represented Greece in the European SWIFT Alliance (ESA), a consumer group representing some 45% of SWIFT clients based in all European countries as well as in Africa, Turkey and Israel. Ms. Sotirchou chaired the ESA for five years. She is considered one of, if not the most senior transactional banker in Greece.

Nicholas Dracoulis. Mr. Dracoulis is an Executive Director of FWMA and oversees the Company’s activities across vessel purchase and leaseback programs as well as proprietary fleet management.  Within the Company’s senior secured lending operation, Mr. Dracoulis’ responsibilities and expertise include vessel valuation, insurance and charter operations evaluation.  Mr. Dracoulis comes from a traditional Greek shipping family, educated in England and Switzerland, developing his shipping expertise in London and Monaco. He has worked in the shipping industry for over 50 years, and his expertise and status have been recognized by users of the London Maritime Arbitrators’ Association, for whom he has acted as an expert witness. Mr. Dracoulis has owned and operated a proprietary fleet of vessels for seventeen years, and knows the practices and all aspects of the shipping industry intimately.

The Portfolio Management team may also draw on additional resources including:

Steven A. Baffico.  Mr. Baffico is Managing Partner & CEO of FWCP and is the Executive Chairman of FWMA.  He serves as a member of the FWMA Credit Committee as well as a member of the FWMA Management Board.  His supervisory responsibility with the Company’s activities include management and administration of all Company matters, approval of all structuring and underwriting activities regarding the Company’s senior secured lending business as a member of the Credit Committee, managing institutional investor and service provider relationships and will serve as the Company’s primary liaison to the capital markets for current and future capital raising endeavors.  Prior to founding FWCP in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director & Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses, responsible for more than $27 billion in assets under management and or supervision.  Formerly, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico is FINRA Series 7, Series 24 and 63 registered and has a B.A. degree from the University of Wisconsin.

Jennifer M. Wilson.  Ms. Wilson is Managing Partner & Chief Financial Officer of FWCP, Chief Financial Officer of FWMA and serves as Principal Financial Officer of the Company.  Ms. Wilson’s duties and responsibilities across the Company include overseeing all aspects financial reporting and related matters, interface with Company service providers as well as working directly with FWMA management on the Company’s loan surveillance and administration duties.  Ms. Wilson has over fifteen years of industry experience at leading global firms.  She spent nearly a decade working for the Investment Banking Group of Merrill Lynch and Bank of America.  While working in the Financial Institutions Group, she advised asset management companies and specialty finance companies on both capital raising transactions and merger/acquisition transactions.  Additionally, Ms. Wilson worked for the COO organization, where her roles ranged from managing the Telecom, Media & Technology division to implementing special projects related to Bank of America’s acquisition of Merrill Lynch.  Previously, Ms. Wilson was a Manager with Deloitte & Touche where she provided assurance and advisory services to Fortune 500 clients.  Ms. Wilson graduated magna cum laude from University of California, Los Angeles with a BA in Business Economics and earned a Masters of Business Administration from Duke University’s Fuqua School of Business.  She also holds a CPA and FINRA licenses 7 and 63.

Efthymios Efthymiou. Mr. Efthymiou is a member of Four Wood Capital’s Origination and Banking Group wherein his responsibilities include investment research, thought leadership development, sales support for registered funds and IPOs, marketing and business development.  With respect to the Company’s business, Mr. Efthymiou will work across multiple segments of the senior secured lending business, administration, risk management and account management as a key foundational member of the FWMA team.  Mr. Efthymiou also serves as a member of the FWMA Management Board.  Previous to FWCP, Mr. Efthymiou worked at Stratum Capital Advisors, a long/short strategy hedge fund.  Mr. Efthymiou holds a B.S. in Engineering with a major in Financial and Management Engineering from the Aegean University, Greece and earned his Masters of Business Administration from St. John’s University, New York.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Company.

Administrator, Accounting Agent, Custodian and Transfer Agent

The Company’s portfolio investments are held pursuant to a custodian agreement between the Company and [•]. Under the custodian agreement, [•] performs custody and foreign custody manager services. [•] also serves as the administrator and accounting agent to the Company under a Fund Administration and Accounting Agreement. [•] is entitled to receive a fee for its services as administrator and Company accounting agent of [•]% of the Company’s average daily Managed Assets, subject to a minimum annual fee of $[•], plus out-of-pocket expenses. In addition, [•] is entitled to receive annually an aggregate fee of $[•] for services related to financial reporting and tax, and for providing Chief Compliance Officer support services.

[•] serves as the Company’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Company’s Dividend Reinvestment Plan.

Investor Support Services

The Company has retained FWCP to provide investor support services in connection with the ongoing operation of the Company. Such services include providing ongoing contact with respect to the Company and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Company’s Common Stock, and with the closed-end fund analyst community regarding the Company on a regular basis. FWCP may separately contract with and coordinate the activities of a third-party to provide certain of the above-described services. In exchange for such services, the Company will pay FWCP a monthly fee equal to [•]% of the average daily value of Managed Assets.

DETERMINATION OF NET ASSET VALUE

The Company’s NAV per Common Stock is calculated by dividing the value of the Company’s net assets attributable to Common Stock by the number of outstanding shares of Common Stock. The NAV is determined on at least a quarterly basis and at such other times as the Board may determine. In computing the NAV, portfolio investments of the Company are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, investments are valued at fair value as determined pursuant to policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Company may use one or more third-party pricing services to assist it in determining the market value of investments in the Company’s portfolio for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The third-party pricing services independently value such investments using quantitative and qualitative information provided by the investment professionals of the Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The third-party pricing services also provide analyses to support their valuation methodology and calculations. The third-party pricing services provide an opinion on a final range of values on such investments to the Board or the Audit Committee. The third-party pricing services define fair value in accordance with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, and utilize valuation techniques including the market approach, income approach, or both approaches. At least a portion of the Company’s portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by third-party pricing services.

[•] calculates the NAV by dividing the value of the Company’s total assets (the value of the investments the Company holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Company, less the Company’s other liabilities (including dividends payable and any borrowings) by the total number of shares of Common Stock outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Company’s portfolio investments may trade and the NAV may be significantly affected on days when the Company and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Company.

Portfolio investments are valued by various methods, which are generally described below. The Company’s portfolio investments also may be fair valued by the Adviser’s valuation committee in certain instances, pursuant to policies and procedures adopted by the Company’s Board.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Company may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For investments purchased at a discount or premium, the Company assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of investments denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE on the valuation date.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

DISTRIBUTION POLICY

The Company intends to distribute to Common Stockholders all or a portion of its investment company taxable income quarterly and net capital gains, if any, at least annually. The Company expects its initial distribution will be declared approximately [45] to [60] days, and paid approximately [60] to [90] days, or after the completion of the first full fiscal quarter of the Company’s operations, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Company may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Stock. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Stockholders whether they are reinvested in shares of the Company or received in cash. Because not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Company may distribute long-term capital gains in any tax year, which may increase the variability of the Company’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Company. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Company to include long-term capital gains as a part of its regular distributions to Common Stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Company implements a managed distribution plan, it would do so without a vote of the Common Stockholders.

Expenses of the Company will be accrued each day. To the extent that the Company’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Company will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Company’s investment company taxable income will be distributed.

At least annually, the Company intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained net capital gain. In the event the Company decides to retain all or a portion of its net capital gain, the Company may make an election under which Common Stockholders of record as of the end of the Company’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Company. The Company may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Company’s distributions may vary substantially from time to time because of the varied nature of the Company’s investments. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Company is required to provide Common Stockholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Stockholders that is not attributable to the Company’s earnings but represents a return of part of the Common Stockholder’s investment. If the Company’s distributions exceed the Company’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Stock (thus reducing a shareholder’s adjusted tax basis in his or her Common Stock), and thereafter as capital gains assuming the shares of Common Stock are held as a capital asset. Upon the sale of Common Stock, a shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Stock sold. For example, in year one, a Common Stockholder purchased 100 shares of the Company at $10 per share. In year two, the Common Stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Stockholder an adjusted basis of $9 per share. In year three, the Common Stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Common Stockholder would have a capital gains in year three of $6 per share ($15 minus $9) for a total capital gains of $600.

Common Stockholders may automatically reinvest some or all of their distributions in additional Common Stock under the Company’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Plan, distributions of dividends and capital gains are automatically reinvested in Common Stock by the Plan Agent. Every Common Stockholder holding at least one full Share of the Company will be automatically enrolled in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash.

If the Company declares a dividend or distribution payable either in cash or in Common Stock and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Company’s NAV per share, the Company will issue Common Stock to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Company had issued new shares.

There are no brokerage charges with respect to Common Stock issued directly by the Company.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional shares of the Company will be made on the open market. Stockholders can also sell Company shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [•]. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System. Stockholders will be charged a $[•] transaction fee plus a $[•] per share brokerage trading fee for each order.

Stockholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [•]. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw from the Plan, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $[•] and less brokerage trading fees of $[•] per share. If a shareholder does not maintain at least one whole share of Common Stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, Common Stockholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the Plan but hold at least one full share of the Company may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [•]. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company and the Plan Agent reserve the right to amend or terminate the Plan.

All correspondence or additional information about the Plan should be directed to [•], [•].

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Stock and of some of the important U.S. federal income tax considerations affecting the Company. The discussion below provides general tax information related to an investment in the Common Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Stock. The Company intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Company intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net investment income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Company will not be subject to U.S. federal income tax on income paid to its Common Stockholders in the form of dividends or capital gains distributions.

To qualify as a RIC for U.S. federal income tax purposes, the Company must derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Company must also satisfy certain requirements with respect to the diversification of its assets. The Company must have, at the close of each quarter of each taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Company, nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Company’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Company controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Company fails to meet the annual gross income test described above, the Company will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Company reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Company pays a tax on the excess non-qualifying income. If the Company fails to meet the asset diversification test described above with respect to any taxable quarter end, the Company will nevertheless be considered to have satisfied the requirements for such quarter if the Company cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Company reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in respect of each taxable year to its shareholders, provided that it distributes an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest income for such taxable year (i.e., the “90% distribution requirement”). The Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Company distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of its capital gain net income, generally computed on the basis of the one-year period ending on October 31 of such calendar year and (iii) 100% of any ordinary income and capital gain net income from the prior calendar year (as previously computed) that were not paid out during such calendar year and on which the Company paid no United States federal income tax. Under current law, provided that the Company qualifies as a RIC for federal income tax purposes, the Company should not be liable for any income, corporate excise or franchise tax in Delaware.

As discussed above, the Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to acquire equity participations in vessels with stable income streams provided by fixed contracts or in cases where the opportunity exists to acquire a vessel at a below-market purchase price. Generally, where the Company acquires an equity participation in a vessel, it will do so by acquiring an equity interest in a special purpose vehicle (“SPV”) which owns the individual vessel.

Depending on the particular facts and circumstances, an SPV may be treated, for U.S. tax purposes, as a passive foreign investment company (“PFIC”), or as a controlled foreign corporation (“CFC”).  In such a case, the amount, timing and character or income or gains that the Company derives from an investment in such an SPV would be affected, and in some cases, there could possibly be a tax imposed on the Company with respect to earnings from an SPV investment.  The activities of an SPV could also result in the imposition of U.S. tax and/or foreign taxes on the SPV, which could decrease the Company’s economic return from an investment in an SPV.

If the Company enters into other types of transactions besides origination and lending, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, and applicable regulatory rules and authorities.  However, there is no direct authority specifically addressing the application of the rules applicable to RICs to certain potential activities that may be entered into by the Company.  As a result, in certain cases, the tax treatment of an activity entered into by the Company may be uncertain and there can be no assurance that the IRS, or a court of law, will agree with the Company’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, which would have adverse consequences as described below, or with respect to other aspects of the tax treatment of a transaction, which could affect the amount, timing and character of taxable income or gains.

It should also be noted that the tax treatment investments by a RIC in subsidiaries or certain other indirect investments could be adversely affected by future guidance issued by the IRS and/or by legislation.  Although the IRS has previously issued favorable private letter rulings (which may not be relied on by other taxpayers) relating to investments by RICs through certain wholly owned subsidiaries treated as CFCs, the IRS is currently not issuing such private letter rulings, and the holdings in these private letter rulings have been questioned by certain members of Congress.  It is possible that any further guidance and/or legislation could potentially affect the tax treatment of certain transactions or activities entered into by the Company.

If the Company does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Company’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction (“DRD”) in the case of certain corporate Common Stockholders. In addition, in order to requalify for taxation as a RIC, the Company may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

At least annually, the Company intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses). However, the Company may retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Company so elects and designates the retained amount as undistributed capital gains in a notice to its Common Stockholders, any Common Stockholder of record as of the end of the Company’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of holding period in the Common Stock), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Company. Common Stockholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Stock by 65% of the allocated gain. Distributions of the Company’s net capital gains that are properly designated as such (“capital gains distributions”), if any, are taxable to Common Stockholders as long-term capital gains, regardless of their holding period in the Common Stock. Distributions of the Company’s net investment income and net realized short-term capital gains, except in the case of distributions of qualified dividend income as discussed below, generally will be taxable as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits.

If, for any calendar year, the Company’s total distributions exceed the Company’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Stockholder (up to the amount of the Common Stockholder’s basis in his or her Common Stock) and thereafter as gain from the sale of Common Stock (assuming the Common Stock is held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Stockholder’s adjusted basis in his or her Common Stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Stock. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Company shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Company, provided the Company designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Company distributions that are attributable to qualifying dividend income received by the Company from certain domestic corporations may be designated by the Company as being eligible for the DRD. In light of the Company’s investment strategies, it is not expected that a significant portion of the Company’s distributions will be eligible for the DRD.

Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Company to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Company will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Company may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Company enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Certain of the Company’s investments will require the Company to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Company may invest in loans and other debt obligations that are treated as having original issue discount or market discount, as defined below, for U.S. federal income tax purposes. Because the Company may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Company may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Company-level U.S. federal income and/or excise taxes. Accordingly, the Company may be required to sell or otherwise dispose of assets at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Company liquidates assets to raise cash, the Company may realize gain or loss on such liquidations; in the event the Company realizes net capital gains from such liquidation transactions, Common Stockholders may receive larger capital gain distributions than they would in the absence of such transactions.

Gain derived by the Company from the disposition of any debt securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Company makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Company sells or otherwise disposes of such security.

The Company may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company to the extent necessary in order to seek to ensure that it preserves its status as a RIC and distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Company.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Company holds a short sale position with respect to securities that have depreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Company (whether paid in cash or reinvested in additional shares of Common Stock) to individual and other non-corporate taxpayers may possibly be taxed at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Stockholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Company itself. For this purpose, “qualified dividend income” means dividends received by the Company from United States corporations and “qualified foreign corporations,” provided that the Company satisfies certain holding period and other requirements in respect of the stock of such corporations. In light of the Company’s investment strategies, it is not expected that a significant portion of the Company’s distributions will consist of tax-advantaged qualified dividend income.

The Company will inform Common Stockholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Stockholders as if received on December 31 of the year in which they were declared.

Selling Common Stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Stockholder’s adjusted tax basis in the Common Stock sold. If the Common Stock is held as a capital asset, the gain or loss will be a capital gains or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received (or amounts designated as undistributed capital gains) with respect to those Common Stock. For purposes of determining whether Common Stock have been held for six months or less, the holding period is suspended for any periods during which the Common Stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Stock will be disallowed to the extent those Common Stock is replaced by other Common Stock within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the Common Stock (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Stock will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired on or after January 1, 2012, to the Internal Revenue Service and to taxpayers. Common Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Company and net gains from redemptions or other taxable dispositions of Company shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

An investor should be aware that, if Common Stock is purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Stock, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Stockholders who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding (currently, at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Common Stockholders.

No assurance can be given as to what percentage of the distributions paid on the Common Stock, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect). In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Company invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Company must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Stock. Holding periods may be affected by certain of the Company’s transactions in options and other derivatives. In light of the Company’s investment strategies, it is not expected that a significant portion of the Company’s distributions will consist of tax-advantaged qualified dividend income.

The Company’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Company’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. Common Stockholders in the Company, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions that are paid out of the Company’s current or accumulated earnings and profits (other than capital gains distributions) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, reduced by expenses that are allocable to such income) and the recipient shareholder satisfies certain certification and other requirements, or (b) are paid in connection with the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s long-term capital loss for such taxable year). However, depending on the circumstances, the Company may designate all, some or none of the Company’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Company’s distributions (e.g., interest from non-U.S. sources) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Company will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Stockholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.

An investment in the Common Stock by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Stockholders of investing in Common Stock, reflects the U.S. federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Company and the Common Stockholders can be found in the SAI that is incorporated by reference into this prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Stock as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Company is a statutory trust established under the laws of Delaware by an Agreement and Declaration of Trust dated [•], 2014. The Agreement and Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of shares of Common Stock. The Company intends to hold annual meetings of Common Stockholders in compliance with the requirements of the NYSE.

Common Stock

The Agreement and Declaration of Trust permits the Company to issue an unlimited number of full and fractional shares of Common Stock. Each share of Common Stock represents an equal proportionate interest in the assets of the Company with each other share of Common Stock in the Company. Common Stockholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Stockholders. Each whole share of Common Stock shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Agreement and Declaration of Trust. Upon liquidation of the Company, after paying or adequately providing for the payment of all liabilities of the Company and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Company among the Common Stockholders. The Agreement and Declaration of Trust provides that Common Stockholders are not liable for any liabilities of the Company, and requires inclusion of a clause to that effect in agreements entered into by the Company and, in coordination with the Company’s By-laws, indemnifies Common Stockholders against any such liability. Although shareholders of an unincorporated business trust established under the laws of Delaware may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Agreement and Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Company may not be permitted to declare any cash distribution on its Common Stock, unless, at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Company’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Company not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Company may be required to comply with other asset coverage requirements as a condition of the Company obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Company’s ability to make distributions on its Common Stock could in certain circumstances impair the ability of the Company to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Company were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Company’s status as a RIC. Depending on the timing of any such redemption or repayment, the Company may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Company has no present intention of offering additional shares of Common Stock, except as described herein. Other offerings of its Common Stock, if made, will require approval of the Board. Any additional offering will not be sold at a price per share of Common Stock below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Stockholders or with the consent of a majority of the outstanding Common Stock. The Common Stock has no preemptive rights.

The Company generally will not issue Common Stock certificates. However, upon written request to the Company’s transfer agent, a share certificate will be issued for any or all of the full shares of Common Stock credited to an investor’s account. Common Stock certificates that have been issued to an investor may be returned at any time.

Credit Facility

The Company may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. The Company expects that such a credit facility would contain covenants that, among other things, likely will limit the Company’s ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Company may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Company expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Company will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Issuance of Company Preferred Stock

Although the Company does not intend to issue preferred shares during its first twelve months of operations, the Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Stockholders.

Under the requirements of the 1940 Act, the Company must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Company, if any, plus the aggregate liquidation preference of the preferred shares. If the Company issues preferred shares in the future, the Company will limit such issuance so that the total amount of leverage outstanding will not exceed 33 1/3% of the Managed Assets. If the Company seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Agreement and Declaration of Trust) if and when it authorizes the preferred shares. The Company may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Company to lengthen such intervals. At times, the dividend rate as redetermined on the Company’s preferred shares may approach or exceed the Company’s current income after expenses on the investment of proceeds from the preferred shares and the Company’s leveraged capital structure would result in a lower rate of current income to Common Stockholders than if the Company were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Company.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Stockholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Company issues preferred shares, the Company expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Company. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Company by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Company’s portfolio in accordance with the Company’s investment objectives and policies.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the Common Stockholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review the possibility of open market repurchases and/or tender offers for the Common Stock and will consider such factors as the market price of the Common Stock, the NAV of the Common Stock, the liquidity of the assets of the Company, the effect on the Company’s expenses, whether such transactions would impair the Company’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Company’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Stock trading at a price which is equal to or approximates their NAV.

Anti-Takeover Provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company or to change the composition of its Board and could have the effect of depriving Common Stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Company. These provisions may have the effect of discouraging attempts to acquire control of the Company, which attempts could have the effect of increasing the expenses of the Company and interfering with the normal operation of the Company. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Company that elected such Trustee and are entitled to vote on the matter.

In addition, the Agreement and Declaration of Trust requires the favorable vote or consent of a majority of the Board, 75% of the “Continuing Trustees” (defined to mean any Trustee that has served as such for at least 36 months or who was nominated to serve as a Trustee by a majority of the Continuing Trustees then in office) and the holders of at least 75% of the outstanding shares of each class of the Company, voting as a class, then entitled to vote to approve, adopt or authorize the following transactions: (i) the merger or consolidation of the Company or any subsidiary of the Company with or into any other person or company; (ii) the issuance of any securities of the Company to any Principal Stockholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Company to any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Company or any subsidiary thereof, in exchange for securities of the Company, of any assets of any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (v) the dissolution, liquidation or termination of the Company; or (vi) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Company. Notwithstanding anything to the contrary stated above, so long as each action is approved by both a majority of the Board and 75% of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-laws and applicable law have been satisfied, then no Stockholder vote or consent shall be necessary or required to approve any of the actions listed above, unless such Stockholder vote or consent is required by the 1940 Act or other applicable law. For purposes of these provisions, a 5% or greater holder of a class of shares (a “Principal Stockholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Company. There is uncertainty as to whether the requirement to obtain the favorable vote or consent of 75% of the Continuing Trustees with respect to the transactions indicated above would be enforceable under Delaware law.

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Stockholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Company

The Company may be converted to an open-end management investment company at any time if approved by a majority of the entire Board, seventy-five percent (75%) of the Continuing Trustees and at least seventy-five percent (75%) of the Stock outstanding and entitled to vote thereon. The composition of the Company’s portfolio likely could prohibit the Company from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Company’s investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Stock would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Company’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Company to an open-end management investment company. Stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Company would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Company were converted to an open-end fund, it is likely that new Common Stock would be sold at NAV plus a sales load.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [•], [•], [•] and [•] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Company has agreed to sell to them, the number of Common Stock indicated below.

Number of Common Stock
[•]	[•]
Total	[•]

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Stock (other than those covered by the over-allotment option described below) shown above if any of the Common Stock is purchased.

The underwriters propose to offer some of the Common Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Stock to dealers at the public offering price less a concession not to exceed $[•] per share. The sales load the investors in the Company will pay $[•] per share is equal to [•]% of the initial offering price. If all of the Common Stock is not sold at the initial offering price, the Representatives may change the public offering price and other selling terms. Investors must pay for any Common Stock purchased on or before [•], 2014. The Representatives have advised the Company that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Company will pay the Company’s (i) organizational expenses and (ii) the offering expenses (other than the sales load) not to exceed 1.5% of the gross offering proceeds. Any offering expenses (other than the sales load) in excess of 1.5% of the gross offering proceeds will be paid by FWCA or its affiliates. The aggregate offering expenses (other than the sales load) to be borne by the Company and indirectly its Common Stockholders are estimated to be $[•] (or approximately $[•] per share of Common Stock).

The total amount of the underwriters’ and other entities’ additional compensation payments by the Adviser described above will not exceed [•]% of the total public offering price of the Common Stock offered hereby. The sum total of all compensation to the underwriters and other entities in connection with this public offering of Common Stock, including sales load and all forms of additional compensation or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than [•]% of the total public offering price of the Common Stock sold in this offering.

The Company has granted to the underwriters an option, exercisable for [45] days from the date of this prospectus, to purchase up to [•] additional shares of Common Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of Common Stock approximately proportionate to that underwriter’s initial purchase commitment.

The Company and the Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of the Representatives, on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Stock or any securities convertible into or exchangeable for Common Stock, provided that the Company may issue and sell Common Stock pursuant to the Company’s Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Stock in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more. The minimum investment requirement is 100 shares of Common Stock ($2,500). The Company intends to apply for listing on the NYSE under the symbol “GMTL.”

The following table shows the sales load that investors in the Company will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Stock.

	No Exercise		Full Exercise
Per Share	$	[•]	$	[•]
Total	$	[•]	$	[•]

The Company and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in Common Stock after trading in Common Stock has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, the Representatives, on behalf of themselves and the other underwriters, may purchase and sell the Common Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Stock in excess of the number of Common Stock to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Stock made in an amount up to the number of Common Stock represented by the underwriters’ over-allotment option. In determining the source of Common Stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Stock available for purchase in the open market as compared to the price at which they may purchase Common Stock through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Stock in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Stock in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Stock in this offering if the syndicate repurchases Common Stock to cover syndicate short positions or to stabilize the purchase price of the Common Stock.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Stock. They may also cause the price of Common Stock to be higher or lower than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The Representatives may agree to allocate a number of Common Stock to underwriters for sale to their online brokerage account holders. The Representatives will allocate Common Stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Stock may be sold by the underwriters to securities dealers who resell Common Stock to online brokerage account holders.

The Company anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Stock, [an affiliate of] the Adviser purchased Common Stock from the Company in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [•] is [•]. The principal business address of [•] is [•]. The principal business address of [•] is [•]. The principal business address of [•] is [•].

CONFLICTS OF INTEREST

The Adviser will experience conflicts of interest in connection with the management of the Company, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and its clients.

The Adviser allocates its time, resources and other services among the Company and other investment and business activities in which it may be involved. Subject to 1940 Act restrictions, the Adviser has agreed to offer the Company the right to participate in all investment opportunities that it determines are appropriate for the Company in view of its investment objectives, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with any conflict of interest and allocation policies adopted by the Adviser, the Company might not participate in each individual opportunity but will be entitled, on an overall basis, to participate equitably with other entities sponsored or managed by the Adviser, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Company’s behalf.

The Adviser manages other assets in closed-end funds, open-end funds and separate managed accounts. In addition, the Adviser may manage other entities in the future with an investment strategy that has the same or similar focus as the Company’s. To the extent the Company competes with entities managed by the Adviser for a particular investment opportunity, the Adviser intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser’s internal conflict of interest and allocation policies. The Adviser will establish allocation policies to ensure that the Company may generally share equitably with other investment funds managed by the Adviser in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Company and such other investment funds. However, the Company can offer no assurance that such opportunities will be allocated fairly or equitably in the short-term or over time.

The Adviser may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies and will put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. The Adviser will seek to ensure an equitable allocation of investment opportunities when the Company is able to invest alongside other accounts managed by the Adviser. When the Company invests alongside such other accounts as permitted, such investments will be made consistent with the 1940 Act, the related guidance of the SEC staff and any allocation policies adopted by the Adviser. It is the Company’s policy to base the Adviser’s determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions to be set by the Company’s Board, or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these determinations will be made similarly for other accounts.

The 1940 Act imposes significant limits on co-investment with affiliates of the Company, and the Company generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Company obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether the Company or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Company can participate and makes it more difficult for the Company to implement its investment objectives.

The Adviser’s policies will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities among the Company and other accounts managed by the Adviser. The Company intends that generally, under the investment allocation policies adopted by the Adviser, a portion of each opportunity that is appropriate for the Company and an affiliated fund, which may vary based on asset class and from time to time, will be offered to the Company and such other eligible accounts, as periodically determined by the Adviser. The Company expects the investment allocation policies to provide that allocations among the Company and other eligible accounts will generally be made pro rata based on desired hold size. The Adviser will seek to treat all clients equitably in light of the factors relevant to managing client accounts, however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or in situations where certain accounts receive allocations where others do not.

LEGAL MATTERS

Certain legal matters in connection with the Common Stock will be passed upon for the Company by Dechert LLP, New York, New York and for the underwriters by [•].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Company and will audit the Company’s financial statements.

ADDITIONAL INFORMATION

This prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Company has filed with the SEC (file No. 333-[•]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

GLOSSARY OF SHIPPING TERMS

The following are definitions of certain terms that are commonly used in the marine transportation industry.

Annual survey. The inspection of a vessel pursuant to international conventions, by a classification society surveyor, that takes place every year, in order to issue class and statutory (flag state) certificates.

Bareboat charter. A charter of a vessel under which the vessel-owner is usually paid a fixed daily or monthly rate for a certain period of time during which the charterer is responsible for ship operating expenses and voyage expenses of the vessel and for the management of the vessel. In this case, all voyage related costs, including vessel fuel, or bunker, and port dues as well as all vessel operating expenses, such as day-to-day operations, maintenance, crewing and insurance are paid by the charterer. A bareboat charter is also known as a “demise charter” or a “time charter by demise” and involves the use of a vessel usually over longer periods of time ranging over several years The owner of the vessel receives monthly charter hire payments on a per day basis and is responsible only for the payment of capital and corporate registration costs related to the vessel.

Bulk carrier. Dry cargo vessel that carries unpacked, commodity cargoes, such as coal, ore and grain.

Bunkers. Fuel oil, including diesel/gas oil, used to operate a vessel’s engines, generators and boilers.

Charter. The hiring of a vessel, or use of its carrying capacity, for either (1) a specified period of time or (2) to carry a cargo for a fixed fee from a loading port to a discharging port. The contract for a charter is called a charter party.

Charterer. The party that hires a vessel pursuant to a charter.

Charter hire. Money paid to the vessel-owner by a charterer for the use of a vessel under a time charter or bareboat charter. Such payments are usually made during the course of the charter every 15 or 30 days in advance.

Charter rate. The amount of money agreed between the charterer and the vessel-owner accrued on a daily or monthly basis that is used to calculate the vessel’s charter hire.

Classification society. An independent society that certifies that a vessel has been built and maintained according to the society’s rules for that type of vessel and complies with the applicable rules and regulations of the country in which the vessel is registered, as well as the international conventions which that country has ratified. A vessel that receives its certification is referred to as being “in class” as of the date of issuance.

Containerships. Ships that are specially constructed and equipped to carry containers, known as TEUs.

Deadweight ton or “Dwt”. A unit of a vessel’s capacity for cargo, fuel oil, stores and crew, measured in metric tons of 1,000 kilograms. A vessel’s Dwt or total deadweight is the total weight necessary to submerge the vessel to its maximum permitted draft. It is the measure used for purposes of calculating freight paid on a vessel.

Dry-docking. The removal of a vessel from the water for inspection and/or repair of those parts of a vessel which are below the water line. The vessel is usually raised out of the water in a “drydock” facility. During dry-dockings, which are required to be carried out periodically, certain mandatory classification society inspections are carried out and relevant certificates issued. All vessels are surveyed on a five-year cycle during which the intermediate survey occurs between the second and the third year and the special survey occurs prior to the end of the fifth year. Most vessels are dry-docked during the intermediate survey, however an in-water survey may be undertaken in lieu of dry-docking up to the tenth anniversary of vessel delivery, subject to certain conditions. All vessels are dry-docked as part of their special survey.

Freight. Charter hire paid under a voyage charter. Such payments are usually made on a lump-sum basis upon loading or discharging the cargo and are the product of the number of cargo tons loaded or discharged times the cost per ton stated in the charter party to transport the cargo between specific ports.

General cargo ships. Ships used for the carriage of packaged merchandise.

IMO. International Maritime Organization, a United Nations agency that issues international regulations and standards for seaborne transportation for the Safe Operation of Ships and for Pollution Prevention, which, among other things, requires vessel-owners to obtain a safety management certification for each vessel they manage.

Intermediate survey. The inspection of a vessel by a classification society surveyor which takes place between two and three years before and after each special survey for such vessel pursuant to the rules of international conventions and classification societies.

Liquid chemicals. Liquid chemicals that are moved in bulk by chemical tankers can normally be classed under one of four main product groups: organic chemicals; inorganic chemicals; vegetable oils and animal fats; and other products.

Metric ton. A unit of weight equal to 1,000 kilograms.

Newbuilding. A new vessel under construction or just completed.

Off-hire. The period a vessel is unable to perform the services for which it is required under a time charter. Off-hire periods typically include days spent undergoing repairs and dry-docking, whether or not scheduled.

OPA. Oil Pollution Act of 1990 of the United States (as amended).

Operating expenses. The costs of operating a vessel, primarily consisting of crew wages and associated costs, insurance premiums, management fees, lubricants and spare parts, and repair (including major repair) and maintenance costs. Vessel operating expenses exclude fuel and port charges, which are known as “voyage expenses.” For a time charter, the ship-owner pays vessel operating expenses. For a bareboat charter, the charterer pays vessel operating expenses.

Scrapping. The disposal of old or damaged vessel tonnage by way of sale for demolition as scrap metal.

Special survey. An extensive inspection of a vessel by classification society surveyors that must be completed within five years. Special surveys require a vessel to be dry-docked.

Spot market. The market for the immediate chartering of a vessel, usually for single voyages.

Tanker. A vessel designed for the carriage of liquid cargoes in bulk with cargo space consisting of one or more tanks. Tankers carry a variety of products including crude oil, refined petroleum products, liquid chemicals and liquid gas.

TEU (Twenty-foot Equivalent Unit). Standard containers of twenty feet in length.

Time charter. A time charter is a contract under which a charterer pays a fixed daily hire rate on a semi-monthly or monthly basis for a fixed period of time for use of the vessel. Subject to any restrictions in the charter, the charterer decides the type and quantity of cargo to be carried and the ports of loading and unloading. The charterer pays the voyage related expenses such as fuel, canal tolls and port charges. The vessel-owner pays all vessel operating expenses such as the management expenses and crew costs as well as for the capital costs of the vessel. Any delays at port or during the voyages are the responsibility of the charterer, except for certain specific exceptions such as loss of time arising from vessel breakdown and routine maintenance.

Voyage charter. A voyage charter involves the carriage of a specific amount and type of cargo from specific load port(s) to specific discharge port(s), subject to various cargo handling and other terms. Most of these charters are of a single voyage nature between two specific ports, as trading patterns do not encourage round voyage trading. The owner of the vessel receives one payment derived by multiplying the tons of cargo loaded on board by the cost per cargo ton, as agreed to transport that cargo between the specific ports. The owner is responsible for the payment of all expenses including voyage, operating and capital costs of the vessel. The charterer is typically responsible for any delay at the loading or discharging ports beyond the time limits imposed within the terms of the charter.

Voyage expenses. Expenses incurred due to a vessel’s traveling from a loading port to a discharging port, such as fuel (bunker) cost, port expenses, agent’s fees, canal dues and extra war risk insurance.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2

TRUSTEES AND OFFICERS	12

INVESTMENT ADVISORY AND OTHER SERVICES	17

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19

DETERMINATION OF NET ASSET VALUE	20

BROKERAGE ALLOCATION	21

TAXES	22

OTHER INFORMATION	28

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	29

INVESTOR SUPPORT SERVICES	29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

FINANCIAL STATEMENTS	30

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

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[•] Shares

GLOBAL MARINE TRANSPORT CAPITAL LIMITED

[•] Common Shares
$[•] per Share

PROSPECTUS
         [•], 2014

[•]

Until [•], 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [•], 2014

Global Marine Transport Capital Limited

STATEMENT OF ADDITIONAL INFORMATION
         [•], 2014

100 Wall Street, 11th Floor
New York, NY 10005

TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2
TRUSTEES AND OFFICERS	12
INVESTMENT ADVISORY AND OTHER SERVICES	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
DETERMINATION OF NET ASSET VALUE	20
BROKERAGE ALLOCATION	21
TAXES	22
OTHER INFORMATION	28
ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	29
INVESTOR SUPPORT SERVICES	29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
FINANCIAL STATEMENTS	30
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

This Statement of Additional Information relating to the common shares of beneficial interest of the Company (the “Common Stock”) is not a prospectus, and should be read in conjunction with the Company’s prospectus relating thereto dated [•], 2014 (the “prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the prospectus prior to purchasing such shares. You may obtain a copy of the prospectus on the web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Company’s prospectus.

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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Company’s primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Company’s investment adviser, Four Wood Capital Advisors, LLC (“FWCA”) and certain of its affiliates (together with FWCA, the “Adviser”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Company’s investment objectives.

Loan Origination and Investments in Other Types of Credit Instruments

Senior Secured Loans. When the Company extends senior secured, first-lien loans, it will generally take a security interest in the vessel being financed. In connection with the underwriting process, the Company undertakes extensive due diligence, including assessing the ability of a borrower to pay the principal of, and interest on, the loans and the likelihood of default. The Company also assesses the risks associated with collateral that it obtains in connection with prospective investments, including limitations, if any, on enforcing the Company’s security interest or liquidating collateral following foreclosure and the degree to which the value of such collateral, if sold, would be sufficient to discharge the applicable loan. The Company expects this security interest to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Company’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions. Senior secured loans typically hold the most senior position in the capital structure of a borrower and have a claim on the assets and/or stock of the borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the borrower.

The Company may originate senior secured fixed rate and floating rate loans. Floating rate loans typically have rates of interest which are determined daily, monthly, quarterly, semi-annually or annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Company from its origination of senior secured floating rate loans should increase, and as short-term interest rates decrease, interest payable to the Company from its origination of senior secured floating rate loans should decrease.

The floating or variable rate feature of senior secured loans is a significant difference from typical fixed income investments, which carry a higher degree of interest rate risk. To the extent the Company originates primarily floating rate instruments, the Company can be expected to have less interest rate-related fluctuations in its net asset value (“NAV”) per share than investment companies investing primarily in fixed rate instruments (other than money market funds and some short term bond funds). However, because floating or variable rates on senior secured loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Company’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Company’s NAV. A material decline in the Company’s NAV may impair the Company’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior secured loans and other debt obligations, impairing the Company’s NAV.

A borrower must comply with various restrictive covenants contained in a loan agreement between the borrower and the Company. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. A breach of a covenant which is not waived by the Company, as the case may be, is normally an event of acceleration; i.e., the Company directly has the right to call the outstanding senior secured loan.

The Adviser will administer the terms of the loan agreement.

Senior secured loans may require, in addition to scheduled payments of interest and principal, the prepayment of the senior secured loan from free cash flow, as defined above. The degree to which borrowers prepay senior secured loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions, among others. As such, prepayments cannot be

2

predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Company derives interest income will be reduced. However, the Company may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior secured loan with the proceeds from the prepayment of the former.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Company’s security interest in the loan collateral or subordinate the Company’s rights under the senior secured loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Company’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Company. For senior secured loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the senior secured loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There also are other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Company’s security interest in loan collateral. If the Company’s security interest in loan collateral is invalidated or the senior secured loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Company would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the senior secured loan.

Senior secured loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior secured loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “1933 Act”), or registered under the Securities Exchange Act of 1934, as amended. No active trading market is expected to exist for the senior secured loans originated by the Company, and some senior secured loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Company’s NAV.

The Company may use an independent pricing service or prices provided by dealers to value senior secured loans and other credit securities at their market value. The Company will use the fair value method to value senior secured loans or other instruments if market quotations for them are not readily available or are deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Company may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Company will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Company may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Company may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Service  (“S&P”),

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“Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Zero Coupon Securities. Among the debt securities in which the Company may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Company’s income. Thus, to continue to quality for tax treatment as a registered investment company (“RIC”) and to avoid a certain excise tax on undistributed income, the Company may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Company’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Company will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

U.S. Government Securities. The Company may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Company’s NAV.

Convertible Securities

The Company may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock

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in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed and Asset-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Mortgage-backed securities in which the Company may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Company’s portfolio managers. Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

•                                          Inverse Interest-Only Securities. The Company may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to large changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•                                          Stripped Mortgage-Backed Securities. The Company may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Company will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

•                                          TBA Mortgage Contracts. The Company may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Distressed Securities

The Company invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a

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substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Company may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Company’s original investment.

Derivatives

The Adviser may sell call options to the extent market conditions are favorable to such a strategy. The Company’s use of such option strategies is expected to be opportunistic in nature and the Company is not required to maintain any particular, or any, percentage of assets in call option premium.

Foreign Securities

The Company may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Company’s prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Company’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Company may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Company may be subject to currency exposure independent of its securities positions. To the extent that the Company is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

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Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Company endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Company’s assets are uninvested and no return is earned on such assets. The inability of the Company to make intended security purchases due to settlement problems could cause the Company to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Company due to subsequent declines in value of the portfolio securities or, if the Company has entered into a contract to sell the securities, in possible liability to the purchaser.

The Company may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Company acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Company would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Company may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Company may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Payment-In-Kind Securities

The Company may invest in payment-in-kind (“PIK”) securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the

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Company may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Depositary Receipts

The Company may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Company’s investment objectives. Depositary Receipts generally evidence an ownership interest in a Foreign Security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the OTC market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investment in Other Investment Companies

The Company may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include in certain circumstances a prohibition on the Company acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Company’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Under an exemptive ruled adopted by the SEC, the Company may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Company will indirectly bear its proportionate share of any advisory fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Company. Although the Company does not expect to do so in the foreseeable future, the Company is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as the Company.

Master Limited Partnerships

The Company may invest in master limited partnerships (“MLPs”), which are publicly traded limited partnerships. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Company when it invests in an MLP) are not involved in the day-to-day management of the partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs are generally organized under state law as limited partnerships or limited liability companies.

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Preferred Securities

Preferred securities in which the Company may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Demand Deposit Accounts

The Company may hold a significant portion of its cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Company’s custodian or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government.

Simultaneous Investments

Investment decisions for the Company are made independently from those of the other funds and accounts advised by the Adviser. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Company, available investments will be allocated equitably to the Company and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company.

Risk of Minority Positions and Control Positions

The Company, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Company or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings with the SEC concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Company to dispose of their holdings at the times and in the manner the Company would prefer. In addition, it is possible, although unlikely, that the Company might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate trustees to serve on the boards of trustees of Company portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Company or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated trustees violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Company nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Company may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Company will succeed in obtaining control positions. This could result in the Company’s investments being frozen in minority positions and could incur substantial losses.

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Reverse Repurchase Agreement Risks

Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Company is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Company’s assets, thereby potentially increasing fluctuations in the market value of the Company’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Company’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Company’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Company may be required to sell portfolio investments at prices that may be disadvantageous to the Company.

Investment Restrictions

The Company’s investment objectives and the investment policies and strategies of the Company described in the SAI and the prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Company (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Company are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Company’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Company present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Company. As a matter of fundamental policy:

(1)           The Company may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)           The Company may not engage in the business of underwriting securities issued by others, except to the extent that the Company may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)           The Company may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)           The Company may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Company reserves freedom of action to hold and to sell real estate acquired as a result of the Company’s ownership of securities;

(5)           The Company may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(6)           The Company may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

(7)           The Company may not invest in any security if as a result of such investment, 25% or more of the value of the Company’s Managed Assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) that the Company will invest more than 25% of its Managed Assets in companies conducting their principal business in industries within the marine industry, (b) securities issued or

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guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (c) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Company and a bank or other lending institution participating out the loan, the Company will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of the Company’s fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provide the Company with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Company’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

The Company may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Company securities. Any such indebtedness would be in addition to the Company’s use of leverage of up to 33 1/3% of Managed Assets (at the time of borrowing). The 1940 Act currently requires that the Company have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings and 200% with respect to preferred stock. However, the Company may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may otherwise be considered senior securities under the 1940 Act.  As a result of such segregation, the Company’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, and the Company’s use of leverage through such transactions will not be limited by the 1940 Act.  The Company may lend its securities so long as such loans do not represent more than 33 1/3% of the Company’s total assets.

The Company has adopted the following non-fundamental investment policy, which may be changed by the Board without prior approval by the Common Stockholders. As a matter of non-fundamental policy, the Company may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Company either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Company’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Company to dispose of such security or other asset; however, further investment by the Company in such security or asset will be limited to those required to bring the Company back into compliance. Notwithstanding the foregoing, the Company must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

The Trustees of the Company are responsible for the overall management and supervision of the affairs of the Company. The Trustees and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Several of the officers and Trustees of the Company also are officers or Trustees of the Adviser. The business address of each Trustee and officer is 100 Wall Street, 11th Floor, New York, NY 10005.

Interested Trustees

Name Address and Year of Birth	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee

Steven A. Baffico Year of Birth: 1973	Trustee	Since [•] 2014	[•]	[•]	[•]

Independent Trustees [TO BE FILED BY SUBSEQUENT AMENDMENT.]

Name Address and Year of Birth	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee

Officers

Information regarding Officers of the Trust:

Name and Year of Birth	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years

Steven A. Baffico Year of Birth: 1973	President	Since Inception	[•]

Jennifer Wilson Year of Birth: 1972	Treasurer and Principal Financial Officer	Since Inception	[•]

The Board currently consists of [•] members. The term of one class expires each year commencing with the first annual meeting following this initial public offering (“IPO”) of the Company’s Common Stock. The terms of Messrs. [•] and [•] expire at the first annual meeting following this public offering; the terms of Messrs. [•] and [•] expire at the second annual meeting; and the term of Mr. [•] expires at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Company is organized as a Delaware statutory trust. Under the Company’s Agreement and Declaration of Trust, the Trustees are responsible for managing the affairs of the Company, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing the Company’s day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a trustee for the Company. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

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Although the Board’s Nominating and Governance Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other Four Wood Capital Funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of Common Stockholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

[•]

Duties of Trustees; Board Meetings and Board Committees

The Company is organized as a Delaware statutory trust. Under the Agreement and Declaration of Trust, the Trustees are responsible for managing the affairs of the Company, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes and qualifications described above (see “Principal Occupation(s)—During the Past 5 Years,” “Other Directorships Held by the Trustee” and “Additional Information About the Trustees” above).  The Board appoints officers who assist in managing the day-to-day affairs of the Company.

The Board has appointed Mr. [•], an Independent Trustee, as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Company’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Company’s Agreement and Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Company’s operations and meaningful representation of the Common Stockholders’ interests, given the amount of the Company’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of Common Stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Baffico, CEO of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the Company. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Company.

Board Committees

The Board established the Audit Committee and the Nominating and Governance Committee.  As of the date of this SAI, none of these committees has met.  The members of each of the Audit Committee and the Nominating and Governance Committee are Messrs. [•], [•] and [•].

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Company, oversees the work of the independent registered public accounting firm in connection with the

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Company’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.  Mr. [•] serves as Chairman of this Committee.

Nominating and Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Company are nominated and selected by the Board.  Mr. [•] serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Company anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted procedures for the selection of Independent Trustees.

Stockholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Company at the following address: 100 Wall Street, 11th Floor, New York, NY 10005. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, the Company is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Company’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Company’s Chief Compliance Officer (“CCO”). The responsibility to manage the Company’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser’s risk management program is part of the overall risk management program of Four Wood Capital Partners, LLC, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities.  In addressing issues regarding the Company’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Company’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chair confer among themselves, with the Company’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

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The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Company’s valuation of its portfolio investments, with day-to-day responsibility for valuation determinations having been delegated to the Company’s Pricing Committee (comprised of officers of the Company).

The Board also has a Nominating and Governance Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Independent Trustee Compensation

The Company pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The Independent Trustees will receive a $[•] retainer plus a $[•] per in person meeting fee for serving as a trustee of the Company.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Company for its initial fiscal year ending [•], 2014.

Independent Trustee	Company		Four Wood Fund Complex
[•]	$	[•]	$	[•]
[•]	$	[•]	$	[•]
[•]	$	[•]	$	[•]
[•]	$	[•]	$	[•]

The Company does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of Four Wood Capital Funds

The table below sets forth the dollar range of the value of the shares of the Company, and the dollar range of the aggregate value of the shares of all Funds in the Four Wood Capital Company Complex overseen or to be overseen by a Trustee, that are owned beneficially by each Trustee as of [•], 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Company*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in Family of Investment Companies
Interested Trustee
[•]	[•]	[•]
Independent Trustees
[•]	[•]	[•]

*                 As of [•], 2014, none of the Trustees owned shares of the Company because the Company had not yet begun investment operations.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or trustees and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

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Proxy Voting

The Company’s proxy voting policies and procedures (the “Company’s Procedures”) delegate to the Adviser the responsibility to vote all proxies relating to securities held by the Company in accordance with the Adviser’s Global Proxy Voting Policy and Procedures. The Adviser has a duty to vote such proxies in the best interests of the Company and its Common Stockholders. Complete descriptions of the Company’s Procedures and the proxy voting procedures of the Adviser are set forth in Appendix A to this SAI.

It is possible that conflicts of interest could arise for the Adviser when voting proxies. Such conflicts could arise, for example, when the Adviser has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Company, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that the Adviser becomes aware of a material conflict of interest, the Company’s Procedures generally require the Adviser to follow any conflicts procedures that may be included in the Adviser’s Global Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:

(a)           Voting pursuant to the recommendation of a third-party voting service; and/or

(b)           Voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of the Adviser are set forth in the Adviser’s proxy voting procedures included in Appendix A. These conflicts procedures may reduce, but they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although the Adviser has a duty to vote all proxies on behalf of the Company, it is possible that the Adviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the Adviser from trading the shares in the marketplace for a period of time, the Adviser may determine that it is not in the best interests of the Company to vote the proxies. The Adviser also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, because the Company would lose security lending income if the securities were recalled.

Information regarding how the Company voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling 212-701-4500; and (2) on the SEC’s website at http://www.sec.gov.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

FWCA is registered with the SEC as an investment adviser under the Advisers Act. FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies and institutional investors. FWCA is a wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”).

The Adviser provides office space to the Company and administrative and clerical services relating to the Company’s books and records and preparation of reports.

The Adviser’s management team has a strong operating track record, domain expertise and practical experience across both the global shipping industry and the public securities markets. The Adviser’s management team has 132 years of combined experience in the shipping industry across vessel management, financing and investment banking at traditional lenders to the shipping industry. The management team has been responsible for the origination, underwriting and banking of over 500 maritime transport transactions with an aggregate transaction value of approximately $3 billion. Their collective work straddles both private and public sector deal experience with underwriting and managing shipping loans and other credit instruments.

The Adviser’s management team has also been involved in the commercial and technical aspects of fleet management, overseeing approximately 50 vessels with an aggregate value of more than $300 million. The Company intends to capitalize on the Adviser’s proprietary network of industry relationships, which is expected to offer an origination pipeline for senior secured, first-lien middle market shipping transactions.

The Company has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Company and manages the investment and reinvestment of the assets of the Company. Specifically, the Adviser is responsible for obtaining business for the Company, checking loan applications and ensuring they are within the lending policies agreed to by the Company with the Adviser, structuring facilities to ensure that the interests of the Company are protected, preparing submissions to the Adviser’s credit committee, ensuring proper execution of the loan documents and all other monitoring of the lending process and loan documentation.

Additionally, the Adviser will monitor the collection of monthly retentions from freight and charter hire receipts, representing one-third of each quarterly installment of principal and interest, payments of installments, and payments of interest. Where any problems arise, the Adviser will take action to resolve the issues.

The Adviser will also submit to the Company quarterly reports on the activities undertaken by the Adviser on the Company’s behalf, which will include the status of all lending. It will detail any problems which have arisen, the action being taken, and the effectiveness of it.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Four Wood Marine Advisors LLC (“FWMA”), an affiliate of the Adviser. FWMA is not registered with the SEC as an investment adviser under the 1940 Act. FWMA has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which FWMA is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from FWMA may render portfolio management, research and other services to the Company under the MOU and are subject to supervision by the Adviser. In addition, as a result of the Dodd-Frank Act the SEC staff’s view and position “participating affiliates” may change in the future.

As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Company. In return for these services, the Company has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 2.00% of the average daily Managed Assets of the Company.

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The Company bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Company; the compensation and expenses of Trustees who are not otherwise affiliated with the Company, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Company may use the name “Four Wood Capital” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Company (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser may grant the nonexclusive right to use the name “Four Wood Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years from its effective date and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Company or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Company. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Company or the Adviser, as applicable, or by vote of the majority of the outstanding shares of the Company. The Advisory Agreement will terminate automatically in the event of its assignment. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Company under such agreements on the part of the Adviser, the Adviser shall not be liable to the Company for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser may trade securities for their personal accounts. The Company also may hold, or may be buying or selling, the same securities. To prevent the Company from being disadvantaged, the Adviser and the Company have adopted Codes of Ethics that restrict the trading activity of those personnel.

Portfolio Managers

Day-to-day management of the Company is the responsibility of the investment professionals associated with the Adviser. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Company are listed below. The following table sets forth additional information about these individuals as of [•], 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
[•]	[•]	[•]	[•]	$	[•]	[•]	$	[•]

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Conflicts of Interest

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Company, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or its affiliates, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Company. In addition, the Adviser, its affiliates and any officer, trustee, stockholder or employee may or may not have an interest in the investments whose purchase and sale the Adviser recommends to the Company. Actions with respect to investments of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, trustee, stockholder, employee or any member of their families may take with respect to the same investments. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, trustees or employees are trustees or officers, or companies as to which the Adviser or any of its affiliates or the officers, trustees and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Company.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser or its affiliates purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, the Adviser has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide the Adviser with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

[To be provided in subsequent Amendment]

Securities Owned in the Company by Portfolio Managers

As of the date of this SAI, the portfolio managers do not own any securities of the Company.

Codes of Ethics

The Adviser and the Company have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, officers and certain employees of the Company or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Company, and generally requires them to report their personal securities holdings. The Adviser’s and the Company’s Codes of Ethics will be included as exhibits to the Company’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Company and therefore is a control person because it is the sole shareholder of the Company as of the date of the prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

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DETERMINATION OF NET ASSET VALUE

The Company’s NAV per share of Common Stock is calculated by dividing the value of the Company’s net assets attributable to Common Stock by the number of outstanding shares of Common Stock. The NAV is determined on at least a quarterly basis and at such other times as the Board may determine. In computing the NAV, portfolio investments of the Company are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, investments are valued at fair value as determined pursuant to policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Company may use one or more third-party pricing services to assist it in determining the market value of investments in the Company’s portfolio for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The third-party pricing services independently value such investments using quantitative and qualitative information provided by the investment professionals of the Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The third-party pricing services also provide analyses to support their valuation methodology and calculations. The third-party pricing services provide an opinion on a final range of values on such investments to the Board or the Audit Committee. The third-party pricing services define fair value in accordance with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, and utilize valuation techniques including the market approach, income approach, or both approaches. At least a portion of the Company’s portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by third-party pricing services.

[•] calculates the NAV by dividing the value of the Company’s total assets (the value of the investments the Company holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Company, less the Company’s other liabilities (including dividends payable and any borrowings) by the total number of shares of Common Stock outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Company’s portfolio investments may trade and the NAV may be significantly affected on days when the Company and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Company.

Portfolio investments are valued by various methods, which are generally described below. The Company’s portfolio investments also may be fair valued by the Adviser’s valuation committee in certain instances, pursuant to policies and procedures adopted by the Company’s Board.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Company may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For investments purchased at a discount or premium, the Company assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the

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security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of investments denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE on the valuation date.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

BROKERAGE ALLOCATION

Pursuant to the Advisory Agreement, the Adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Company. The Adviser has no formula for the distribution of the Company’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Company and the Adviser’s other clients. The cost of securities transactions for the Company will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Adviser will give consideration to a number of factors, including:

•                                          price, dealer spread or commission, if any;

•                                          the reliability, integrity and financial condition of the broker-dealer;

•                                          size of the transaction;

•                                          difficulty of execution;

•                                          brokerage and research services provided; and

•                                          confidentiality and anonymity.

Consideration of these factors by the Adviser, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Company and any other accounts managed by the Adviser, could result in the Company paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the Adviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Adviser. In placing a purchase or sale order, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall

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responsibilities of the Adviser to the Company. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Company may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Company.

Allocation of Trades by the Adviser. The Adviser manages a number of accounts other than the Company. Although investment determinations for the Company will be made by the Adviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Company by the Adviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Company and other accounts. In such circumstances, the Adviser may determine that orders for the purchase or sale of the same security for the Company and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Adviser to be equitable and in the best interests of the Company and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Company believes that its participation in such transactions on balance will produce better overall results for the Company.

TAXES

The Company intends to elect to be treated and to qualify each year as a RIC under the Code. To qualify as a RIC for U.S. federal income tax purposes, the Company must derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Company must also satisfy certain requirements with respect to the diversification of its assets. The Company must have, at the close of each quarter of each taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Company, nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Company’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Company controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Company fails to meet the annual gross income test described above, the Company will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Company reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Company pays a tax on the excess non-qualifying income. If the Company fails to meet the asset diversification test described above with respect to any taxable quarter end, the Company will nevertheless be considered to have satisfied the requirements for such quarter if the Company cures such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is

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due to reasonable cause and not due to willful neglect and (b) the Company reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in respect of each taxable year to its shareholders, provided that it distributes an amount at least equal to the sum of  90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest income for such taxable year (i.e., the “90% distribution test”). The Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Company distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gains over its realized net short-term capital losses), generally computed on the basis of the one-year period ending on October 31 of such calendar year and (iii) 100% of any ordinary income and capital gain net income from the prior calendar year (as previously computed) that were not paid out during such calendar year and on which the Company paid no United States federal income tax. Under current law, provided that the Company qualifies as a RIC for federal income tax purposes, the Company should not be liable for any income, corporate excise or franchise tax in Delaware.

The Company may, but is not required to, participate in other types of transactions besides origination and lending, which may include vessel purchase and lease-back programs and equity participations in vessels. The Company will seek to acquire equity participations in vessels with stable income streams provided by fixed contracts or in cases where the opportunity exists to acquire a vessel at a below-market purchase price. Generally, where the Company acquires an equity participation in a vessel, it will do so by acquiring an equity interest in a special purpose vehicle (“SPV”) which owns the individual vessel.

Depending on the particular facts and circumstances, an SPV may be treated, for U.S. tax purposes, as a passive foreign investment company (“PFIC”), or as a controlled foreign corporation (“CFC”).  In such a case, the amount, timing and character or income or gains that the Company derives from an investment in such an SPV would be affected, and in some cases, there could possibly be a tax imposed on the Company with respect to earnings from an SPV investment.  The activities of an SPV could also result in the imposition of U.S. tax and/or foreign taxes on the SPV, which could decrease the Company’s economic return from an investment in an SPV.

If the Company enters into other types of transactions besides origination and lending, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, and applicable regulatory rules and authorities.  However, there is no direct authority specifically addressing the application of the rules applicable to RICs to certain potential activities that may be entered into by the Company.  As a result, in certain cases, the tax treatment of an activity entered into by the Company may be uncertain and there can be no assurance that the Internal Revenue Service (“IRS”), or a court of law, will agree with the Company’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, which would have adverse consequences as described below, or with respect to other aspects of the tax treatment of a transaction, which could affect the amount, timing and character of taxable income or gains.

It should also be noted that the tax treatment investments by a RIC in subsidiaries or certain other indirect investments could be adversely affected by future guidance issued by the IRS and/or by legislation.  Although the IRS has previously issued favorable private letter rulings (which may not be relied on by other taxpayers) relating to investments by RICs through certain wholly owned subsidiaries treated as CFCs, the IRS is currently not issuing such private letter rulings, and the holdings in these private letter rulings have been questioned by certain members of Congress.  It is possible that any further guidance and/or legislation could potentially affect the tax treatment of certain transactions or activities entered into by the Company.

If the Company does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Company’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Stockholders. In addition, in order to requalify for taxation as a RIC, the Company may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Company’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gains dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Company (whether paid in cash or reinvested in additional Company shares) to individual and other non-corporate taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the distributions are attributable to qualified dividend income received by the Company itself, and there can be no assurance as to what portion of the Company’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Company from United States corporations and “qualified foreign corporations,” provided that the Company satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  In light of the Company’s investment strategies, it is not expected that a significant portion of the Company’s distributions will consist of tax-advantaged qualified dividend income.

If the Common Stock is trading below net asset value, Common Stockholders receiving distributions in the form of additional shares of Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company issues additional shares of Common Stock with a fair market value equal to or greater than net asset value, however, Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.

Dividends of investment company taxable income designated by the Company and received by corporate Common Stockholders of the Company will qualify for the DRD to the extent of the amount of qualifying dividends received by the Company from domestic corporations for the taxable year. A dividend received by the Company will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Company fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Company is under an

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obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Company or by application of the Code. In light of the Company’s investment strategies, it is not expected that a significant portion of the Company’s dividends will qualify for the DRD.

Distributions of net capital gains, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Company shares. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Company owned for one year or less will be taxable as ordinary income.

The Company may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gains; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Company on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gains or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains dividends).

Any loss realized upon the sale or exchange of Common Stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, all or a portion of a loss realized on a sale or other disposition of Common Stock may be disallowed under “wash sale” rules to the extent the shareholder acquires other Common Stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the Common Stock. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Company (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains dividends received from the Company and net gains from redemptions or other taxable dispositions of Company shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividends and distributions on the Company’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Company’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Company’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the

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Company’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Company may be “spilled back” and treated as paid by the Company (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Company will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Company may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Company enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Company.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Company holds a short sale position with respect to securities that have depreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Company’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Company (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Company and may defer Company losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Company to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Company to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding entity-level income or excise taxes. The Company will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Company from being taxed as a RIC.

Further, certain of the Company’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as

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ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Company to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Company will seek to avoid or minimize any adverse tax consequences of its investment practices.

Certain of the Company’s investments will require the Company to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year.  In particular, the Company may invest in loans and other debt obligations that are treated as having original issue discount or market discount, as defined below, for U.S. federal income tax purposes.  Because the Company may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Company may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Company-level U.S. federal income and/or excise taxes.  Accordingly, the Company may be required to sell or otherwise dispose of assets at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions.  If the Company liquidates assets to raise cash, the Company may realize gain or loss on such liquidations; in the event the Company realizes net capital gains from such liquidation transactions, Common Stockholders may receive larger capital gain distributions than they would in the absence of such transactions.

Gain derived by the Company from the disposition of any debt securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Company makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Company sells or otherwise disposes of such security.

The Company may invest a portion of its net assets in below investment grade instruments.  Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Dividends and interest received, and gains realized, by the Company on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company.

As discussed above, the Company may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Company will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Company’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

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If the Company invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Company will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gains — which it may have to distribute to satisfy the 90% distribution requirement, as well as avoid imposition of an entity-level income or excise tax — even if the QEF does not distribute those earnings and gains to the Company. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Company may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Company’s adjusted basis therein as of the end of that year. Pursuant to the election, the Company also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Company for prior taxable years under the election. The Company’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Company to individuals and certain other shareholders who have not provided the Company with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) may be subject to “backup” withholding of federal income tax (currently, at a rate of 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

In general, distributions that are paid out of the Company’s current or accumulated earnings and profits (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, reduced by expenses that are allocable to such income) and the recipient shareholder satisfies certain certification and other requirements, or (b) are paid in connection with the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s long-term capital loss for such taxable year). However, depending on the circumstances, the Company may designate all, some or none of the Company’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Company’s distributions (e.g., interest from non-U.S. sources) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Company will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S.

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Department of the Treasury of U.S.-owned foreign investment accounts.  Common Stockholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.

An investment in the Common Stock of the Company by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

If a shareholder realizes a loss on disposition of the Company’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.

Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Stockholders of investing in Common Stock, reflects federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Stock as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Company is an organization of the type commonly known as a Delaware statutory trust. Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability in connection with Company property or the acts, obligations or affairs of the Company. The Agreement and Declaration of Trust, together with the Company’s By-laws, also provides for indemnification out of Company property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Company itself is unable to meet its obligations. The Company has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Company is remote.

The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Agreement and Declaration of Trust provides that the Company shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Company’s custodian or by votes cast at a meeting called for that purpose. The Agreement and Declaration of Trust further provides that the Trustees of the Company shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Company’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon

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payment of the fee prescribed by its Rules and Regulations or free of charge on the website of the SEC at www.sec.gov.

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

The Company’s portfolio investments are held pursuant to a custodian agreement between the Company and [•]. Under the custodian agreement, [•] performs custody and foreign custody manager services. [•] also serves as the administrator and accounting agent to the Company under a Fund Administration and Accounting Agreement. [•] is entitled to receive a fee for its services as administrator and Company accounting agent of [•]% of the Company’s average daily Managed Assets, subject to a minimum annual fee of $[•], plus out-of-pocket expenses.  In addition, [•] is entitled to receive annually an aggregate fee of $[•] for services related to financial reporting and tax, and for providing Chief Compliance Officer support services.

[•] serves as the Company’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Company’s Dividend Reinvestment Plan.

INVESTOR SUPPORT SERVICES

The Company has retained FWCP to provide investor support services in connection with the ongoing operation of the Company. Such services include providing ongoing contact with respect to the Company and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Company’s Common Stock, and with the closed-end fund analyst community regarding the Company on a regular basis. FWCP may separately contract with and coordinate the activities of a third-party to provide certain of the above-described services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Company, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE FILED BY SUBSEQUENT AMENDMENT.]

29

FINANCIAL STATEMENTS

GLOBAL MARINE TRANSPORT CAPITAL LIMITED

[TO BE FILED BY SUBSEQUENT AMENDMENT.]

30

APPENDIX A:  PROXY VOTING POLICIES AND PROCEDURES

[TO BE FILED BY SUBSEQUENT AMENDMENT.]

A-1

APPENDIX B:  DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.             Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.             Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•                                          Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                                          Nature of and provisions of the obligation;

•                                          Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC. and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Global Marine Transport Capital Limited

Statement of Additional Information [•], 2014

Investment Adviser
Four Wood Capital Advisors, 100 Wall Street, 11th Floor, New York, New York 10005
1-212-701-4500

Custodian
[•]
[•]

Transfer Agent
[•]
[•]

Independent Registered Public Accounting Firm
[•]
[•]

PART C OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

Item 25.	Financial Statements:

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, are included in Part B of the Registration Statement.

2.	Exhibits

(a)	(i)	Certificate of Trust dated March 6, 2014.

	(ii)	Agreement and Declaration of Trust dated [•], 2014.*

(b)	By-laws dated [•], 2014. *

(c)	Not Applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan. *

(f)	Not Applicable.

(g)	(i)	Form of Advisory Agreement between Four Wood Capital Advisors, LLC and Registrant. *

(h)	(i)	Form of Underwriting Agreement. *

	(ii)	Form of Master Agreement Among Underwriters. *

	(iii)	Form of Master Selected Dealers Agreement. *

(i)	(i)	Form of Custody Agreement between Registrant and [•]. *

	(ii)	Form of Foreign Custody Manager Agreement between Registrant and [•]. *

	(iii)	Form of Investor Support Services Agreement between Registrant and Four Wood Capital Partners LLC. *

(j)	(i)	Form of Fund Administration and Accounting Agreement between Registrant and [•]. *

	(ii)	Form of Transfer Agency and Registrar Services Agreement between Registrant and [•]. *

(k)	Opinion and Consent of Counsel. *

(l)	Not applicable.

(m)	Consent of Independent Registered Public Accounting Firm. *

(n)	Not Applicable.

1

(o)	Not Applicable.

(p)	Form of Subscription Agreement. *

(q)	Not Applicable.

(r)	(i) Code of Ethics of Four Wood Capital Advisors, LLC. *

(iii) Power of Attorney *

*                 To be filed by amendment.

2

ITEM 26.              MARKETING ARRANGEMENTS

See Exhibits (h)(i), (h)(ii) and (h)(iii) to be filed by amendment.

ITEM 27.              OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	[•]

Financial Industry Regulatory Authority Fees	[•]

New York Stock Exchange Fees	[•]

Costs of Printing and Engraving	[•]

Accounting Fees and Expenses	[•]

Legal Fees and Expenses	[•]

Miscellaneous	[•]

Total	[•]

ITEM 28.              PERONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.              NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of [•], 2014, one of each class of securities of the Registrant:

Title of Class	Number of Record Holders

Common Shares of Beneficial Interest, par value $0.001 per Common Share	1

ITEM 30.              INDEMNIFICATION

To be filed by amendment.

[Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]

3

ITEM 31.              BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; and (ii) the Form ADV of Four Wood Capital Advisors, LLC (File No. 801-77260) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.              LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder are in the possession and custody of Four Wood Capital Advisors, LLC, 100 Wall Street, 11th Floor, New York, NY 10005.  Records relating to the duties of the Registrant’s custodian are maintained by the Registrant’s custodian, [•], and its transfer agent, [•]. The registrant is informed that all applicable accounts, books and documents required to be maintained by investment advisers registered with the Commission are in the custody and possession of Four Wood Capital Advisors, LLC.

ITEM 33.              MANAGEMENT SERVICES

Not applicable.

ITEM 34.              UNDERTAKINGS

1.                                      The Registrant undertakes to suspend offering of Common Stock until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the NAV declines more than 10 percent from its NAV as of the effective date of this Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                      Not applicable.

3.                                      Not applicable.

4.                                      Not applicable.

5.                                      The Registrant undertakes that:

a.                                      for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.                                      for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on this 14th day of March 2014.

GLOBAL MARINE TRANSPORT CAPITAL LIMITED

By:	/s/ Steven A. Baffico
Steven A. Baffico
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Steven A. Baffico	Trustee, President and Principal Executive Officer	March 14, 2014
Steven A. Baffico

/s/ Jennifer Wilson	Treasurer and Principal Financial Officer	March 14, 2014
Jennifer Wilson

INDEX TO EXHIBITS

Exhibit	Name

2(a)(i)	Certificate of Trust